HARTFORD HLS FUNDS

CLASS IA SHARES

PROSPECTUS
MAY 1, 2006

HARTFORD ADVISERS HLS FUND
HARTFORD DISCIPLINED EQUITY HLS FUND
HARTFORD DIVIDEND AND GROWTH HLS FUND
HARTFORD EQUITY INCOME HLS FUND
HARTFORD FOCUS HLS FUND
HARTFORD GLOBAL ADVISERS HLS FUND
HARTFORD GLOBAL LEADERS HLS FUND
HARTFORD GROWTH HLS FUND
HARTFORD GROWTH OPPORTUNITIES HLS FUND
HARTFORD HIGH YIELD HLS FUND
HARTFORD INDEX HLS FUND
HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND
HARTFORD MONEY MARKET HLS FUND
HARTFORD MORTGAGE SECURITIES HLS FUND
HARTFORD SMALL COMPANY HLS FUND
HARTFORD SMALLCAP GROWTH HLS FUND
HARTFORD STOCK HLS FUND
HARTFORD TOTAL RETURN BOND HLS FUND
HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
HARTFORD VALUE HLS FUND
HARTFORD VALUE OPPORTUNITIES HLS FUND

Hartford HLS Funds
c/o Individual Annuity Services
P.O. Box 5085
Hartford, CT 06102-5085

[SIDE NOTE]

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS                                                                 PAGE
--------                                                              ----------
Introduction                                                                   2
Hartford Advisers HLS Fund                                                     3
Hartford Disciplined Equity HLS Fund                                           6
Hartford Dividend and Growth HLS Fund                                          9
Hartford Equity Income HLS Fund                                               12
Hartford Focus HLS Fund                                                       15
Hartford Global Advisers HLS Fund                                             18
Hartford Global Leaders HLS Fund                                              22
Hartford Growth HLS Fund                                                      25
Hartford Growth Opportunities HLS Fund                                        28
Hartford High Yield HLS Fund                                                  31
Hartford Index HLS Fund                                                       35
Hartford International Capital Appreciation HLS Fund                          38
Hartford International Opportunities HLS Fund                                 41
Hartford International Small Company HLS Fund                                 44
Hartford Money Market HLS Fund                                                47
Hartford Mortgage Securities HLS Fund                                         50
Hartford Small Company HLS Fund                                               53
Hartford SmallCap Growth HLS Fund                                             56
Hartford Stock HLS Fund                                                       59
Hartford Total Return Bond HLS Fund                                           62
Hartford U.S. Government Securities HLS Fund                                  65
Hartford Value HLS Fund                                                       68
Hartford Value Opportunities HLS Fund                                         71
Investment strategies and investment matters                                  74
Terms used in this prospectus                                                 77
Management of the funds                                                       78
Further information on the funds                                              82
Purchase and redemption of fund shares                                        82
Determination of net asset value                                              82
Dividends and distributions                                                   83
Frequent purchases and redemptions of fund shares                             83
Federal income taxes                                                          86
Variable contract owner voting rights                                         86
Plan participant voting rights                                                86
Performance related information                                               86
Distributor, Custodian and Transfer Agent                                     87
Financial highlights                                                          88
Privacy policy                                                               100
For more information                                                  back cover

[SIDENOTE]

Introduction.

A summary of each fund's goals, principal strategies, main risks, performance and fees.

Description of other investment strategies and investment risks.

Investment manager and management fee information.

Further information on the funds.

INTRODUCTION

The Hartford HLS Funds are a family of mutual funds (each a "fund" and together the "funds") which may serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates ("Hartford Life") and certain qualified retirement plans. Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans. Each fund described in this prospectus has its own investment strategy and risk/reward profile. Each fund offers two classes of shares: Class IA shares offered in this prospectus and Class IB shares offered pursuant to another prospectus. Class IB shares are subject to distribution fees under a distribution plan adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act") and therefore have higher expenses than Class IA shares, which are not subject to Rule 12b-1 distribution fees.

Growth Opportunities HLS Fund, SmallCap Growth HLS Fund, U.S. Government Securities HLS Fund and Value Opportunities HLS Fund are investment portfolios of Hartford HLS Series Fund II, Inc. All other funds are investment portfolios of Hartford Series Fund, Inc.

Each fund is a diversified fund except for Focus HLS Fund, which is a non-diversified fund.

Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this Introduction.

HARTFORD LIFE ALSO SPONSORS A FAMILY OF MUTUAL FUNDS KNOWN AS THE HARTFORD MUTUAL FUNDS, WHICH ARE OFFERED DIRECTLY TO THE PUBLIC (THE "RETAIL FUNDS"). THE RETAIL FUNDS ARE SEPARATE FUNDS AND SHOULD NOT BE CONFUSED WITH THE HARTFORD HLS FUNDS' INVESTMENT OPTIONS OFFERED IN THIS PROSPECTUS.

The investment manager to each fund is HL Investment Advisors, LLC ("HL Advisors"). The day-to-day portfolio management of the funds is provided by one or more investment sub-advisers. Information regarding HL Advisors and the sub-advisers is included under "Management of the Funds" in this prospectus. An affiliate of HL Advisors acts as the investment adviser to the Retail Funds, some of which have names and investment objectives and strategies similar to those of certain funds offered in this prospectus. The funds are not duplicates of the Retail Funds and their performance will differ.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC. HAVE EACH RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."

                                                      HARTFORD ADVISERS HLS FUND

INVESTMENT GOAL. The Hartford Advisers HLS Fund seeks maximum long-term total return.

PRINCIPAL INVESTMENT STRATEGY. The fund allocates its assets among three categories:

     -    equities,

     -    debt securities, and

     -    money market instruments.

The fund will normally invest in a portfolio of between 50% and 70% equities, with the balance of the assets invested in debt securities and cash instruments. The fund will not normally hold more than 10% in cash or cash equivalents. Allocation decisions within these bands are in the discretion of Wellington Management Company, LLP ("Wellington Management"), and are based on Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual.

The fund's diversified portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management also analyzes the general economic and investment environment, including the evaluation of economic conditions, U.S. fiscal and monetary policy, and investor sentiment.

In general, the fund seeks to invest in companies that demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. With respect to stocks in which the fund invests, the fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $764 million to $370 billion.

The debt securities (other than money market instruments) in which the fund invests include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities and securities rated investment grade (rated at least "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's"), or if unrated, securities deemed by Wellington Management to be of comparable quality). These debt securities include mortgage-backed securities issued by U.S. Government agencies and private entities. The fund is not restricted to any specific maturity term.

The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

MAIN RISKS. The fund is subject to, among others, stock market risk, interest rate risk, credit risk, income risk, prepayment risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.

Stock market risk means that the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

Manager allocation risk refers to the possibility that Wellington Management could allocate assets among different asset classes in a manner that results in the fund underperforming its peers.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

                                     [CHART]

1996    16.59%
1997    24.51%
1998    24.66%
1999    10.59%
2000    -0.75%
2001    -4.64%
2002   -13.79%
2003    18.49%
2004     3.74%
2005     7.24%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 13.92% (2ND QUARTER, 1997) AND THE LOWEST QUARTERLY RETURN WAS -9.84% (2ND QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                         1 YEAR   5 YEARS   10 YEARS

Class IA                                   7.24%     1.62%      7.97%
S&P 500 Index (reflects no deduction
   for fees or expenses)                   4.91%     0.55%      9.07%
Lehman Brothers Government/Credit
   Bond Index (reflects no deduction
   for fees or expenses)                   2.37%     6.11%      6.17%

INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Lehman Brothers Government/Credit Bond Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                                        CLASS IA

   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering
      price                                                       Not applicable
   Maximum deferred sales charge (load)                           Not applicable
   Exchange fees                                                  None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                                      0.60%
   Distribution and service (12b-1) fees                                    None
   Other expenses                                                          0.06%
   Total operating expenses                                                0.66%

(1) Effective November 1, 2005, HL Advisors has reduced its management fee from 0.63% to 0.60%.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                                                CLASS IA

   (with or without redemption)
   Year 1                                                                   $ 67
   Year 3                                                                   $211
   Year 5                                                                   $368
   Year 10                                                                  $822

SUB-ADVISER
Wellington Management

PORTFOLIO MANAGEMENT
Steven T. Irons

-    Senior Vice President and Equity Portfolio Manager of Wellington Management

- Portfolio manager of the equity portion of the fund since 2005 and for the firm for at least the past five years

-    Joined Wellington Management as an investment professional in 1993

Peter I. Higgins, CFA

-    Vice President and Equity Portfolio Manager of Wellington Management

- Involved in portfolio management and securities analysis of the equity portion of the fund since 2005

-    Joined Wellington Management as an investment professional in 2005

- Portfolio Manager at The Boston Company with responsibility for mid cap and small cap portfolios and a member of the large cap value team from 1995 to 2005

Saul J. Pannell

-    Senior Vice President and Equity Portfolio Manager of Wellington Management

- Involved in portfolio management and securities analysis of the equity portion of the fund since 2005 and for the firm for at least the past five years

-    Joined Wellington Management as an investment professional in 1974

John C. Keogh

- Senior Vice President and Fixed Income Portfolio Manager of Wellington Management

- Portfolio manager of the fixed income and money market portion of the fund since 2004 and for the firm for at least the past five years

-    Joined Wellington Management as an investment professional in 1983

Christopher L. Gootkind

-    Vice President and Fixed Income Portfolio Manager of Wellington Management

- Involved in portfolio management and securities analysis for the corporate portion of the fixed income component of the fund since 2006 and for the firm at least for the past five years

-    Joined Wellington Management as an investment professional in 2000

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD DISCIPLINED EQUITY HLS FUND

INVESTMENT GOAL. The Hartford Disciplined Equity HLS Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $764 million to $370 billion. The fund's portfolio is broadly diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security favoring those with attractive valuation and timeliness measures. Valuation factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

                                     [CHART]

1999    21.82%
2000    -5.64%
2001    -8.02%
2002   -24.65%
2003    28.82%
2004     8.41%
2005     6.58%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 15.65% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -16.48% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                 SINCE INCEPTION
                                              1 YEAR   5 YEARS    (MAY 29, 1998)

Class IA                                       6.58%     0.62%       4.64%
S&P 500 Index
   (reflects no deduction for fees or
    expenses)                                  4.91%     0.55%       3.36%(1)

(1)  Return is from 5/31/98.

INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                             CLASS IA

   (fees paid directly from your investment)
   Maximum sales charge (load) as a
      percentage  of offering price                       Not applicable
   Maximum deferred sales charge (load)                   Not applicable
   Exchange fees                                          None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                  0.70%
   Distribution and service (12b-1) fees                            None
   Other expenses                                                   0.04%
   Total operating expenses                                         0.74%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                                      CLASS IA
   (with or without redemption)
   Year 1                                                       $ 76
   Year 3                                                       $237
   Year 5                                                       $411
   Year 10                                                      $918


SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

James A. Rullo, CFA

- Senior Vice President and Director of the Quantitative Investment Group of Wellington Management

-    Portfolio manager of the fund since inception (1998)

-    Joined Wellington Management as an investment professional in 1994

Mammen Chally

-    Vice President and Equity Portfolio Manager of Wellington Management

- Involved in portfolio management and securities analysis for the fund since inception (1998)

- Joined Wellington Management in 1994 and has been an investment professional since 1996

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

                                           HARTFORD DIVIDEND AND GROWTH HLS FUND

INVESTMENT GOAL. The Hartford Dividend and Growth HLS Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the fund's total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2005, the market capitalization of companies within the index ranged from approximately $764 million to $370 billion. The fund's portfolio is broadly diversified by industry and company. As a key component of its fundamental analysis, Wellington Management evaluates a company's ability to sustain and potentially increase its dividend payments. The fund also favors securities that appear to be undervalued in the marketplace.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

                                     [CHART]

1996    22.91%
1997    31.89%
1998    16.42%
1999     5.31%
2000    10.95%
2001    -4.04%
2002   -14.23%
2003    26.80%
2004    12.42%
2005     5.96%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 16.29% (2ND QUARTER, 1997) AND THE LOWEST QUARTERLY RETURN WAS -18.74% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                1 YEAR   5 YEARS   10 YEARS

Class IA                                         5.96%     4.45%    10.61%
S&P 500 Index (reflects no deduction for fees
   or expenses)                                  4.91%     0.55%     9.07%
Russell 1000 Value Index (reflects no
   deduction for fees or expenses)               7.05%     5.28%    10.94%

INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                                        CLASS IA

   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage
      of offering price                                           Not applicable
   Maximum deferred sales charge (load)                           Not applicable
   Exchange fees                                                            None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                         0.64%
   Distribution and service (12b-1) fees                                    None
   Other expenses                                                          0.03%
   Total operating expenses                                                0.67%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                                                CLASS IA

   (with or without redemption)
   Year 1                                                                   $ 68
   Year 3                                                                   $214
   Year 5                                                                   $373
   Year 10                                                                  $835

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

Edward P. Bousa, CFA

-    Senior Vice President and Equity Portfolio Manager of Wellington Management

- Portfolio manager of the fund since October 2001, co-manager of the fund from July 2001 through September 2001 and portfolio manager for the firm for at least the past five years

-    Joined Wellington Management as an investment professional in 2000

The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.

HARTFORD EQUITY INCOME HLS FUND

INVESTMENT GOAL. The Hartford Equity Income HLS Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in equity securities of companies with market capitalizations above $3 billion. At the time of investment, every equity security in which the fund invests must pay a dividend or be expected to pay a dividend within the next 12 months. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund's investment approach is based on the fundamental analysis of companies with market capitalizations above $3 billion and below average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value. The fund uses a contrarian approach focused on longer term economic fundamentals and seeks a portfolio of securities that offer above average yields, below average valuations and the potential for dividend increases in the future. The typical purchase candidate may be characterized in one of four ways -- affected by a misunderstood negative event, a beneficiary of industry consolidation, low but improving return on capital, or new or incentivized management. In addition, the fund will take into consideration flows of new capital into an industry. Within this context, the fund's key security selection criterion will be based on dividend yield, with capital appreciation as a secondary factor. Portfolio construction is driven primarily by security selection.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $3 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

                                     [CHART]

2004   9.43%
2005   4.81%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 7.91% (4TH QUARTER, 2004) AND THE LOWEST QUARTERLY RETURN WAS -0.29% (1ST QUARTER, 2005).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                  SINCE INCEPTION
                                        1 YEAR   (OCTOBER 31, 2003)

Class IA                                 4.81%         10.21%
Russell 1000
   Value Index (reflects no
   deduction for fees or expenses)       7.05%         14.54%

INDEX: The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                                        CLASS IA

   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage
      of offering price                                           Not applicable
   Maximum deferred sales charge (load)                           Not applicable
   Exchange fees                                                            None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                                      0.83%
   Distribution and service (12b-1) fees                                    None
   Other expenses                                                          0.03%
   Total operating expenses                                                0.86%

(1) HL Advisors has voluntarily agreed to waive a portion of its management fees until December 31, 2006. While such waiver is in effect, the management fee is 0.73%.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                                                CLASS IA

   (with or without redemption)
   Year 1                                                                 $   88
   Year 3                                                                 $  274
   Year 5                                                                 $  477
   Year 10                                                                $1,061

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

John R. Ryan

-    Senior Vice President and Equity Portfolio Manager of Wellington Management

- Portfolio manager of the fund since inception (2003) and for the firm for at least the past five years

-    Joined Wellington Management as an investment professional in 1981

The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.

                                                         HARTFORD FOCUS HLS FUND

INVESTMENT GOAL. The Hartford Focus HLS Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in equity securities of a relatively small number of large capitalization companies which include stocks with market capitalizations similar to companies in the S&P 500 Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $764 million to $370 billion. The fund will typically hold stocks of 20-40 companies. Individual holdings typically constitute 3-5% of the fund's total assets and may constitute up to 10%. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund's focused portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management also analyzes the general economic and investment environment, including the evaluation of economic conditions, U.S. fiscal and monetary policy, and investor sentiment.

In general, the fund seeks to invest in companies that demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. The fund may trade securities actively.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks.

In addition, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

Wellington Management's strategy of bottom up stock selection also has a significant impact on the fund's performance. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on the fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails substantial financial risk related to such companies.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

                                     [CHART]

2002   -24.59%
2003    28.37%
2004     3.16%
2005     9.88%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 14.57% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -18.83% (2ND QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                           SINCE INCEPTION
                                                  1 YEAR   (APRIL 30, 2001)

Class IA                                            9.88%        2.85%
S&P 500 Index
   (reflects no deduction for fees or expenses)     4.91%        1.69%

INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                                        CLASS IA

   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage
      of offering price                                           Not applicable
   Maximum deferred sales charge (load)                           Not applicable
   Exchange fees                                                            None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                                      0.85%
   Distribution and service (12b-1) fees                                    None
   Other expenses                                                          0.07%
   Total operating expenses                                                0.92%

(1) Effective November 1, 2005, HL Advisors voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.75%.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                                                CLASS IA

   (with or without redemption)
   Year 1                                                                 $   94
   Year 3                                                                 $  293
   Year 5                                                                 $  509
   Year 10                                                                $1,131

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Steven T. Irons

-    Senior Vice President and Equity Portfolio Manager of Wellington Management

- Portfolio manager of the fund since 2005 and for the firm for at least the past five years

-    Joined Wellington Management as an investment professional in 1993

Peter I. Higgins, CFA

-    Vice President and Equity Portfolio Manager of Wellington Management

- Involved in portfolio management and securities analysis of the equity portion of the fund since 2005

-    Joined Wellington Management as an investment professional in 2005

- Portfolio Manager at The Boston Company with responsibility for mid cap and small cap portfolios and a member of the large cap value team from 1995 to 2005

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD GLOBAL ADVISERS HLS FUND

INVESTMENT GOAL. The Hartford Global Advisers HLS Fund seeks maximum long-term total rate of return.

PRINCIPAL INVESTMENT STRATEGY. The fund consists of a diversified portfolio of securities covering a broad range of countries, industries and companies. Under normal circumstances, the fund diversifies its investments among a number of different countries throughout the world, one of which may be the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The fund invests in securities denominated in both U.S. dollars and foreign currencies that are traded in the U.S. or in foreign securities markets, or both.

The fund actively allocates its assets among three categories:

     -    equity securities,

     -    debt securities, and

     -    money market instruments.

The equity portion of the fund invests in common stocks of high-quality growth companies worldwide. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or national competitive positions. The equity portion of the fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI World Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $236 million to $370 billion. The fund's investments in equity securities are substantially similar to the equity securities permitted for the Hartford Global Leaders HLS Fund.

Debt securities (other than money market securities) in which the fund may invest include investment grade securities assigned a bond rating within the four highest categories by Moody's or S&P, or unrated securities determined by Wellington Management to be of comparable quality. In addition, the fund may invest up to 15% of its total assets in high-yield, high-risk debt securities, commonly known as "junk bonds." Such securities may be rated as low as "C" by Moody's or S&P, or, if unrated, be of comparable quality as determined by Wellington Management.

Asset allocation decisions are based upon Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values and attractiveness of each asset category. Wellington Management does not attempt to make short-term market timing decisions among asset categories and asset allocation is within Wellington Management's discretion. As a result, shifts in asset allocation are expected to be gradual and continuous and the fund normally has some portion of its assets invested in each asset category. There is no limit on the amount of fund assets that may be allocated to each asset category.

The fund may utilize derivatives to manage portfolio risk and to replicate securities the fund could buy that are not currently available in the market. Such derivatives may include (but are not limited to) transactions designed to minimize the impact of currency movements on the fund.

The fund may trade securities very actively. For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 500%.

MAIN RISKS. The primary risks of this fund are stock market risk, interest rate risk, credit risk, prepayment risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.

Stock market risk means the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Successful use of derivatives by the fund depends upon the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Manager allocation risk refers to the possibility that the portfolio managers could allocate assets in a manner that results in the fund underperforming its peers.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

The fund may trade securities very actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

                                    [CHART]

1996   12.25%
1997    5.52%
1998   13.35%
1999   23.16%
2000   -6.63%
2001   -6.25%
2002   -8.95%
2003   22.26%
2004   12.75%
2005    3.37%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 13.17% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -10.68% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                      1 YEAR  5 YEARS   10 YEARS

Class IA                                               3.37%    3.99%     6.46%
Morgan Stanley Capital International World Index
   (reflects no deduction for fees or expenses)       10.02%    2.64%     7.47%
Morgan Stanley
   Capital International World Growth Index
   (reflects no deduction for fees or expenses)        9.74%    0.38%     5.92%
Lehman Brothers
   Global Aggregate Index USD Hedged (reflects no
   deduction for fees or expenses)                    -4.49%    6.81%     5.35%

INDICES: The Morgan Stanley Capital International ("MSCI") World Index is a broad-based unmanaged market capitalization weighted total return index which measures performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

The Morgan Stanley Capital International ("MSCI") World Growth Index is a broad-based unmanaged market capitalization weighted total return index which measures performance of growth securities in 23 developed-country global equity markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

The fund has changed its benchmark from the Morgan Stanley Capital International World Index to the Morgan Stanley Capital International World Growth Index because the fund's investment manager believes that the Morgan Stanley Capital International World Growth Index is better suited to the growth strategy of the fund due to a greater similarity in the characteristics of the securities in the fund and this index.

The Lehman Brothers Global Aggregate Index USD Hedged ("Lehman Brothers Global Aggregate Index") provides a broad-based measure of the global investment-grade fixed income markets (the three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices; it also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities). You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                                        CLASS IA

   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage
      of offering price                                           Not applicable
   Maximum deferred sales charge (load)                           Not applicable
   Exchange fees                                                            None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                         0.75%
   Distribution and service (12b-1) fees                                    None
   Other expenses                                                          0.09%
   Total operating expenses                                                0.84%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                                                CLASS IA

   (with or without redemption)
   Year 1                                                                 $   86
   Year 3                                                                 $  268
   Year 5                                                                 $  466
   Year 10                                                                $1,037

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGEMENT

The equity component of the fund is managed by Wellington Management using a team of investment professionals led by Andrew S. Offit.

Andrew S. Offit

-    Senior Vice President and Equity Portfolio Manager of Wellington Management

- Portfolio manager of the equity component of the fund since 2001 and associate manager of the equity component of the fund since 1997

-    Joined Wellington Management as an investment professional in 1997

Jean-Marc Berteaux

-    Vice President and Equity Portfolio Manager of Wellington Management

- Involved in portfolio management and securities analysis of the equity component of the fund since 2004 and for the firm for the past five years

-    Joined Wellington Management as an investment professional in 2001

-    Senior Telecommunications Analyst at John Hancock Funds (1998-2001)

Matthew D. Hudson, CFA

-    Vice President and Equity Portfolio Manager of Wellington Management

-    Involved in portfolio management and securities analysis for the fund since
     2006

- Joined Wellington Management in 2005 as an investment professional involved in portfolio management and securities analysis

- Portfolio Manager and Analyst at American Century Investment Management (2000-2005)

The debt component of the fund is managed by Wellington Management using a team of investment professionals led by Robert L. Evans.

Robert L. Evans

- Senior Vice President and Fixed Income Portfolio Manager of Wellington Management

-    Portfolio manager of the debt component of the fund since inception (1995)

-    Joined Wellington Management as an investment professional in 1995

Scott M. Elliott, CFA

-    Senior Vice President and Equity Portfolio Manager of Wellington Management

-    Portfolio manager of the asset allocation of the fund since 2001

-    Joined Wellington Management as an investment professional in 1994

Evan S. Grace, CFA

- Vice President and Director of Asset Allocation Research of Wellington Management

- Involved in portfolio management and securities analysis for the fund since 2006 and for the firm for the past three years

-    Joined Wellington Management as an investment professional in 2003

- Head of the Equity Quantitative Research Group and Asset Allocation Portfolio Management Team at State Street Research (1993-2003)

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD GLOBAL LEADERS HLS FUND

INVESTMENT GOAL. The Hartford Global Leaders HLS Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks issued by companies worldwide. The fund invests primarily in a diversified portfolio of common stocks covering a broad range of countries, industries and companies. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets.

Under normal market and economic conditions, the fund invests at least 65% of its total assets in common stocks of high-quality growth companies worldwide. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. Under normal market and economic conditions, the fund will diversify its investments in securities of issuers among a number of different countries throughout the world, which may include the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI World Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $236 million to $370 billion.

The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the MSCI World Index is researched by the team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers. The portfolio is fairly concentrated and may exhibit a relatively high degree of tracking risk.

The fund may trade securities very actively. For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 260%.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries do not perform as expected, or if Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities very actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

                                     [CHART]

1999    50.37%
2000    -7.06%
2001   -16.58%
2002   -19.51%
2003    35.57%
2004    19.19%
2005     2.59%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 32.82% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -20.03% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                           SINCE INCEPTION
                                            (SEPTEMBER 30,
                        1 YEAR   5 YEARS        1998)

Class IA                  2.59%   2.17%         10.41%
Morgan Stanley
   Capital
   International
   World Index
   (reflects no
   deduction for fees
   or expenses)          10.02%   2.64%          5.81%
Morgan Stanley
   Capital
   International
   World Growth
   Index (reflects
   no deduction for
   fees or expenses)      9.74%   0.38%          3.17%

INDICES: The Morgan Stanley Capital International World Index is a broad-based unmanaged market capitalization-weighed total return index which measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

The Morgan Stanley Capital International World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

The fund has changed its benchmark from the Morgan Stanley Capital International World Index to the Morgan Stanley Capital International World Growth Index because the fund's investment manager believes that the Morgan Stanley Capital International World Growth Index is better suited to the investment strategy of the fund.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                                        CLASS IA

   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage
      of offering price                                           Not applicable
   Maximum deferred sales charge (load)                           Not applicable
   Exchange fees                                                            None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                         0.70%
   Distribution and service (12b-1) fees                                    None
   Other expenses                                                          0.07%
   Total operating expenses                                                0.77%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                                                CLASS IA

   (with or without redemption)
   Year 1                                                                   $ 79
   Year 3                                                                   $246
   Year 5                                                                   $428
   Year 10                                                                  $954

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Andrew S. Offit

-    Senior Vice President and Equity Portfolio Manager of Wellington Management

-    Portfolio manager of the fund since inception (1998)

-    Joined Wellington Management as an investment professional in 1997

Jean-Marc Berteaux

-    Vice President and Equity Portfolio Manager of Wellington Management

-    Involved in portfolio management and securities analysis for the fund since
     2001

-    Joined Wellington Management as an investment professional in 2001

-    Senior Telecommunications Analyst at John Hancock Funds (1998-2001)

Matthew D. Hudson, CFA

-    Vice President and Equity Portfolio Manager of Wellington Management

-    Involved in portfolio management and securities analysis for the fund since
     2006

- Joined Wellington Management in 2005 as an investment professional involved in portfolio management and securities analysis

- Portfolio Manager and Analyst at American Century Investment Management (2000-2005)

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

                                                        HARTFORD GROWTH HLS FUND

INVESTMENT GOAL. The Hartford Growth HLS Fund seeks long term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities of growth companies. The key characteristics of growth companies favored by the fund include substantial growth, superior business management, strong cashflow generation, high margins, high return on capital, a strong balance sheet and a leadership position within the industry. The fund may invest in companies with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the Russell 1000 Growth Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $702 million to $370 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Wellington Management utilizes what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, cash flow and revenues.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

                                     [CHART]

2003   32.81%
2004   12.49%
2005    4.67%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 16.22% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -7.61% (1ST QUARTER, 2005).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                 SINCE INCEPTION
                        1 YEAR   (APRIL 30, 2002)

Class IA                 4.67%         8.59%
Russell 1000
   Growth Index
   (reflects no
   deduction for fees
   or expenses)          5.26%         4.37%

INDEX: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                                        CLASS IA

   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage
      of offering price                                           Not applicable
   Maximum deferred sales charge (load)                           Not applicable
   Exchange fees                                                            None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                         0.80%
   Distribution and service (12b-1) fees                                    None
   Other expenses                                                          0.04%
   Total operating expenses                                                0.84%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                                                CLASS IA

   (with or without redemption)
   Year 1                                                                 $   86
   Year 3                                                                 $  268
   Year 5                                                                 $  466
   Year 10                                                                $1,037

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Andrew J. Shilling, CFA

-    Senior Vice President and Equity Portfolio Manager of Wellington Management

- Portfolio manager of the fund since 2002 and for the firm for at least the past five years

-    Joined Wellington Management as an investment professional in 1994

John A. Boselli

-    Senior Vice President and Equity Portfolio Manager of Wellington Management

- Involved in portfolio management and securities analysis for the fund since 2002 and for the firm for the past four years

-    Joined Wellington Management as an investment professional in 2002

- Managing Director of the Global Equity Research Group at Putnam Investments Incorporated (1996-2002)

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD GROWTH OPPORTUNITIES HLS FUND

INVESTMENT GOAL. The Hartford Growth Opportunities HLS Fund seeks short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify high quality growth companies for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund may trade securities actively.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

1996    16.41%
1997    12.42%
1998    19.01%
1999    55.17%
2000     3.99%
2001   -22.85%
2002   -27.65%
2003    43.79%
2004    17.18%
2005    16.31%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 44.29% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -23.35% (1ST QUARTER, 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                        1 YEAR   5 YEARS   10 YEARS

Class IA(1)             16.31%     1.81%    10.64%
Russell 3000
   Growth Index
   (reflects no
   deduction for fees
   or expenses)          5.17%    -3.16%     6.48%

(1)  The fund's shares were re-designated IA shares on April 30, 2002.

INDEX: The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                                        CLASS IA
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage
      of offering price                                           Not applicable
   Maximum deferred sales charge (load)                           Not applicable
   Exchange fees                                                            None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                         0.61%
   Distribution and service (12b-1) fees                                    None
   Other expenses                                                          0.03%
   Total operating expenses                                                0.64%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                                                CLASS IA
   (with or without redemption)
   Year 1                                                                   $ 65
   Year 3                                                                   $205
   Year 5                                                                   $357
   Year 10                                                                  $798

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Michael T. Carmen, CFA

-    Senior Vice President and Equity Portfolio Manager of Wellington Management

-    Portfolio manager of the fund since 2001

-    Joined Wellington Management as an investment professional in 1999

Mario E. Abularach

-    Vice President and Equity Research Analyst of Wellington Management

- Involved in portfolio management and securities analysis for the fund since 2006 and for the firm for the past five years

-    Joined Wellington Management as an investment professional in 2001

-    Research Analyst at JLF Asset Management (2000)

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

                                                    HARTFORD HIGH YIELD HLS FUND

INVESTMENT GOAL. The Hartford High Yield HLS Fund seeks high current income. Growth of capital is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80%, and may invest up to 100%, of its assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by Hartford Investment Management Company ("Hartford Investment Management") to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." The fund will invest no more than 10% of total assets in securities rated below "B3" by Moody's or "B-" by S&P, or, if unrated, determined to be of comparable quality by Hartford Investment Management. The fund may invest in bonds of any maturity although the fund tends to have an average maturity within the intermediate-term range, which is typically defined as between approximately 5 to 10 years. The fund may also invest up to 10% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.

The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

To achieve its goal of high current income, Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities within selected industries that appear from a yield perspective to be attractive. Hartford Investment Management assesses such factors as the company's business environment, balance sheet, income statement, anticipated earnings and management team.

The fund seeks its secondary goal of capital growth, when consistent with its primary objective of high current income, by investing in securities that Hartford Investment Management expects to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating. The fund may trade securities actively.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments do not perform as Hartford Investment Management expects, the fund could underperform its peers or lose money.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

In some circumstances the fund's investments could become harder to value.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and on the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

                                    [CHART]

1999    4.70%
2000    1.03%
2001    2.69%
2002   -6.89%
2003   23.18%
2004    7.40%
2005    2.13%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 8.34% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -5.94% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                           SINCE INCEPTION
                                            (SEPTEMBER 30,
                        1 YEAR   5 YEARS        1998)

Class IA                 2.13%    5.26%         4.92%
Lehman Brothers
   High Yield
   Corporate Index
   (reflects no
   deduction for fees
   or expenses)          2.74%    8.85%         5.79%

INDEX: The Lehman Brothers High Yield Corporate Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                                        CLASS IA
   (fees paid directly from your investment)
   Maximum sales charge (load) as a
      percentage of offering price                                Not applicable
   Maximum deferred sales charge (load)                           Not applicable
   Exchange fees                                                            None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                                      0.72%
   Distribution and service (12b-1) fees                                    None
   Other expenses                                                          0.05%
   Total operating expenses                                                0.77%

(1) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.67%.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                                                CLASS IA
   (with or without redemption)
   Year 1                                                                   $ 79
   Year 3                                                                   $246
   Year 5                                                                   $428
   Year 10                                                                  $954

SUB-ADVISER

Hartford Investment Management

PORTFOLIO MANAGERS

Mark Niland, CFA

-    Executive Vice President of Hartford Investment Management

-    Co-portfolio manager of the fund since September 2005

- Joined Hartford Investment Management in 1989 and has been an investment professional involved in trading and portfolio management since that time. Prior to joining the firm, Mr. Niland was a credit officer at Shawmut National Corp.

Nasri Toutoungi

-    Managing Director of Hartford Investment Management

-    Co-portfolio manager of the fund since September 2005

-    Joined Hartford Investment Management in 2003

- Previously, Managing Director of Blackrock, Inc. from 1998 to January 2002, and a Director and Partner of Rogge Global Partners from 1997 to 1998

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

                                                         HARTFORD INDEX HLS FUND

INVESTMENT GOAL. The Hartford Index HLS Fund seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.

PRINCIPAL INVESTMENT STRATEGY. The fund uses the Standard & Poor's 500 Composite Stock Price Index (the "Index") as its standard performance comparison because it represents a significant proportion of the total market value of all common stocks, is well known to investors and, in Hartford Investment Management's opinion, is representative of the performance of publicly-traded common stocks. Therefore, the fund attempts to approximate the capital performance and dividend income of the Index.

The portfolio manager generally invests in no fewer than 495 stocks included in the Index. Hartford Investment Management selects stocks for the fund's portfolio after taking into account their individual weights in the Index. Temporary cash balances may be invested in short-term money market instruments. The Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's Corporation ("S&P")(1) chooses the stocks to be included in the Index on a proprietary basis. The Index is float adjusted, meaning that each company's number of shares in the Index represents the total shares available to investors. This index methodology excludes significant share positions that are closely held by other publicly traded companies, control groups, or government agencies. The weightings of stocks in the Index are based on each stock's relative market value available in the public market, that is, its market price per share times the number of shares outstanding times its investable weight factor. Because of this weighting, as of December 31, 2005, approximately 43.78 percent of the Index was composed of the forty largest companies, the five largest being General Electric Company, Exxon Mobil Corporation, Citigroup, Inc., Microsoft Corporation, and Bank of America Corporation.

Hartford Investment Management does not attempt to "manage" the fund's portfolio in the traditional sense, using economic, financial and market analysis, nor does the adverse financial situation of a company directly result in its elimination from the fund's portfolio unless, of course, the company is removed from the Index. From time to time administrative adjustments may be made in the fund's portfolio because of mergers, changes in the composition of the Index and similar reasons.

The fund's ability to approximate the performance of the Index depends to some extent on the size of cash flows into and out of the fund. Investment changes to accommodate these cash flows are made to maintain the similarity of the fund's portfolio to the Index, to the maximum practicable extent.

The fund's portfolio is broadly diversified by industry and company.

(1) "Standard & Poor's"(R), "S&P"(R), "S&P 500"(R), "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Hartford Life Insurance Company.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

                                    [CHART]

1996    22.09%
1997    32.61%
1998    28.06%
1999    20.49%
2000    -9.50%
2001   -12.31%
2002   -22.45%
2003    28.13%
2004    10.39%
2005     4.50%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 21.17% (4TH QUARTER, 1998) AND THE LOWEST QUARTERLY RETURN WAS -17.30% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                             1 YEAR   5 YEARS   10 YEARS

Class IA                       4.50%     0.10%      8.56%
S&P 500 Index (reflects no
   deduction for fees or
   expenses)                   4.91%     0.55%      9.07%

INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                                        CLASS IA
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage
      of offering price                                           Not applicable
   Maximum deferred sales charge (load)                           Not applicable
   Exchange fees                                                            None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                                      0.40%
   Distribution and service (12b-1) fees                                    None
   Other expenses                                                          0.02%
   Total operating expenses                                                0.42%

(1) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive a portion of its management fees until October 31, 2006. While such waiver is in effect, the management fee is 0.30%.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                                                CLASS IA
   (with or without redemption)
   Year 1                                                                   $ 43
   Year 3                                                                   $135
   Year 5                                                                   $235
   Year 10                                                                  $530

SUB-ADVISER

Hartford Investment Management

PORTFOLIO MANAGER

Edward C. Caputo, CFA

-    Assistant Vice President of Hartford Investment Management

-    Portfolio manager of the fund since March 2005

-    Joined Hartford Investment Management in 2001

- Investment professional involved in trading, portfolio management and investment research since 2000

The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.

HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND

INVESTMENT GOAL. The Hartford International Capital Appreciation HLS Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its assets in equity securities of foreign issuers, including non-dollar securities. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. Although some consideration is given to ensuring country diversification, allocation of investments among countries is primarily the result of sector and security selection. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.

The fund's investment strategy is to invest in high-quality growth companies in international markets. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI EAFE Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $236 million to $222 billion.

The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the MSCI EAFE Index is researched by the team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers. The portfolio is fairly concentrated and may exhibit a relatively high degree of tracking risk. The fund may trade securities actively.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Stocks of companies with market capitalizations above $2 billion as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks. If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated. An investment in the fund entails substantial market risk.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

Wellington Management's investment strategy will influence performance significantly. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

                                    [CHART]

2002   -17.21%
2003    51.02%
2004    24.72%
2005     6.16%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 24.98% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -20.57% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                  SINCE INCEPTION
                        1 YEAR   (APRIL 30, 2001)

Class IA                 6.16%         7.85%
MSCI EAFE Index
   (reflects no
   deduction for fees
   or expenses)         14.02%         7.10%
MSCI EAFE
   Growth Index
   (reflects no
   deduction for fees
   or expenses)         13.64%         4.93%

INDICES: The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. You cannot invest directly in an index.

The Morgan Stanley Capital International Europe, Australasia and Far East Growth Index ("MSCI EAFE Growth Index") is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of growth securities with the MSCI EAFE Index. You cannot invest directly in an index.

The fund has changed its benchmark from the MSCI EAFE Index to the MSCI EAFE Growth Index because the fund's investment manager believes that the MSCI EAFE Growth Index is better suited to the investment strategy of the fund.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                                        CLASS IA
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering
      price                                                       Not applicable
   Maximum deferred sales charge (load)                           Not applicable
   Exchange fees                                                            None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                         0.82%
   Distribution and service (12b-1) fees                                    None
   Other expenses                                                          0.11%
   Total operating expenses                                                0.93%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                                                CLASS IA
   (with or without redemption)
   Year 1                                                                 $   95
   Year 3                                                                 $  296
   Year 5                                                                 $  515
   Year 10                                                                $1,143


SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Andrew S. Offit

-    Senior Vice President and Equity Portfolio Manager of Wellington Management

-    Portfolio manager of the fund since inception (2001)

-    Joined Wellington Management as an investment professional in 1997

Jean-Marc Berteaux

-    Vice President and Equity Portfolio Manager of Wellington Management

-    Involved in portfolio management and securities analysis for the fund since
     2001

-    Joined Wellington Management as an investment professional in 2001

-    Senior Telecommunications Analyst at John Hancock Funds (1998-2001)

Matthew D. Hudson, CFA

-    Vice President and Equity Portfolio Manager of Wellington Management

-    Involved in portfolio management and securities analysis for the fund since
     2006

- Joined Wellington Management in 2005 as an investment professional involved in portfolio management and securities analysis

- Portfolio Manager and Analyst at American Century Investment Management (2000-2005)

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

                                   HARDFORD INTERNATIONAL OPPORTUNITIES HLS FUND

INVESTMENT GOAL. The Hartford International Opportunities HLS Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 65% of its assets in stocks issued by non-U.S. companies which trade in foreign markets that are generally considered to be well established. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. The securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management uses a three-pronged investment strategy:

     - Wellington Management determines the relative attractiveness of the many countries in which the fund may invest based upon its analysis of the economic and political environment of each country.

     - Wellington Management also evaluates industries on a global basis to determine which industries offer the most potential for capital appreciation given current and projected global and local economic and market conditions.

     - Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

In analyzing companies for investment, Wellington Management considers companies for inclusion in the fund's portfolio that are typically established, high-quality companies that operate in established markets. Characteristics of high-quality companies include a strong balance sheet, attractive industry trends, strong competitive advantages and attractive relative value within the context of a security's primary trading market. The fund may invest in securities of companies of any market capitalization. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to the MSCI AC World ex US Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $24 million to $222 billion. The fund may trade securities actively.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries do not perform as expected, or if Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

                                     [CHART]

1996    12.93%
1997     0.34%
1998    13.16%
1999    39.86%
2000   -17.10%
2001   -18.73%
2002   -17.93%
2003    33.10%
2004    18.08%
2005    14.62%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 22.16% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -21.71% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                    1 YEAR   5 YEARS   10 YEARS

Class IA                                            14.62%    3.74%      5.97%
MSCI AC World ex US Index (reflects no deductions
   for fees or expenses)                            17.11%    6.66%      6.70%

INDEX: The Morgan Stanley Capital International All Country World ex US ("MSCI AC World ex US") Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U. S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                                        CLASS IA

   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage
      of offering price                                           Not applicable
   Maximum deferred sales charge (load)                           Not applicable
   Exchange fees                                                            None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                         0.69%
   Distribution and service (12b-1) fees                                    None
   Other expenses                                                          0.09%
   Total operating expenses                                                0.78%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                                                CLASS IA

   (with or without redemption)
   Year 1                                                                   $ 80
   Year 3                                                                   $249
   Year 5                                                                   $433
   Year 10                                                                  $966

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Trond Skramstad

- Senior Vice President and Co-Director of International Equity Management of Wellington Management

-    Portfolio manager of the fund since 1994

-    Joined Wellington Management as an investment professional in 1993

Nicolas M. Choumenkovitch

-    Vice President and Equity Portfolio Manager of Wellington Management

-    Involved in portfolio management and securities analysis for the fund since
     2000

-    Joined Wellington Management as an investment professional in 1995

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

INVESTMENT GOAL. The Hartford International Small Company HLS Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of foreign issuers, including non-dollar securities, of small capitalization companies. The fund defines small capitalization companies as companies with a market capitalization within the range of the S&P/Citigroup Extended Market Euro-Pacific Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $13.9 million to $18 billion. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest up to 15% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.

The fund's investment approach is to invest in equity securities of foreign issuers that Wellington Management believes have significant potential for capital appreciation. Wellington Management uses its proprietary global research capabilities to identify stocks for the portfolio. Wellington Management takes a local-regional approach to research and stock selection using a number of different sources to identify purchase candidates including the firm's proprietary research, local brokers, and company and local referrals. The sources used depend greatly on the region and industry. Long-term investment themes based on general economic factors, along with cost of capital and liquidity forecasts, are important in targeting research efforts.

A candidate for purchase in the portfolio is subjected to extensive fundamental analysis to include review of the following factors:

     -    a well-articulated business plan,

     -    experienced management,

     -    a sustainable competitive advantage, and

     -    strong financial characteristics.

In addition, valuation analysis, including relevant industry valuations, is used to compare the results to a global and local peer group of companies. Candidate companies that compare favorably with the fundamentals, growth, and valuation characteristics of peers are strong candidates for the portfolio. In implementing purchase decisions, consideration is given to size, liquidity and volatility. Sell decisions are based on changing fundamentals or valuations, or on finding better opportunities for the portfolio. Industry weights are likely to favor sectors in which smaller companies have long-term competitive advantages or are expected to benefit from extended growth opportunities. The fund may trade securities actively.

MAIN RISKS. As with most equity funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

                                     [CHART]

2002   -5.08%
2003   53.73%
2004   16.96%
2005   18.60%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 22.67% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -17.70% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                 SINCE INCEPTION
                        1 YEAR   (APRIL 30, 2001)

Class IA                18.60%        14.76%
S&P/Citigroup
   Extended Market
   Euro-Pacific
   (EMI EPAC) Index
   (reflects no
   deduction for fees
   or expenses)         22.08%        15.27%

INDEX: The S&P/Citigroup Extended Market Euro-Pacific (EMI EPAC) Index is a global equity index comprised of the smallest 20% of each country's market capitalization in the S&P/Citigroup Broad Market Global Index. (The S&P/Citigroup Broad Market Global Index captures all companies in developed and emerging markets with free float market capitalization of at least $100 million as of the annual index reconstitution.) All developed countries are included except the US and Canada. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                                        CLASS IA

   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage
      of offering price                                           Not applicable
   Maximum deferred sales charge (load)                           Not applicable
   Exchange fees                                                            None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                         0.85%
   Distribution and service (12b-1) fees                                    None
   Other expenses                                                          0.15%
   Total operating expenses                                                1.00%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                                                CLASS IA

   (with or without redemption)
   Year 1                                                                 $  102
   Year 3                                                                 $  318
   Year 5                                                                 $  552
   Year 10                                                                $1,225

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Simon H. Thomas

-    Vice President and Equity Portfolio Manager of Wellington Management

- Portfolio manager of the fund since 2006 and has been involved in portfolio management and securities analysis for the firm for the past four years

-    Joined the firm as an investment professional in 2002

-    University of Chicago Business School (2000-2002)

-    Manager at Arthur Andersen (1992-2000)

Daniel Maguire

- Equity Research Analyst of Wellington Management International Ltd (an affiliate of Wellington Management)

- Involved in portfolio management and securities analysis for the fund since 2006 and for the firm for the past two years

-    Joined the firm as an investment professional in 2004

-    Equity Analyst at Insight Investment Management in the UK (2003-2004)

-    Equity Analyst at HSBC Investment Bank (2000-2003)

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

                                                  HARTFORD MONEY MARKET HLS FUND

INVESTMENT GOAL. The Hartford Money Market HLS Fund seeks maximum current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by the fund's sub-adviser, Hartford Investment Management. Money market instruments include (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.

The fund may invest up to 100% of its total assets in securities of foreign issuers.

The fund purchases securities which Hartford Investment Management believes offer attractive returns relative to the risks undertaken. In addition, Hartford Investment Management adjusts the average maturity of the portfolio in anticipation of interest rate changes.

MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, income risk, manager risk and foreign investment risk.

A rise in interest rates could cause a fall in the values of the fund's securities.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Manager risk refers to the risk that if Hartford Investment Management does not effectively implement the fund's investment goal and style, the fund could underperform its peers.

Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, there is a risk that the fund's share price could fall below $1.00, which would make your shares worth less than what you paid for them.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

                                     [CHART]

1996   5.18%
1997   5.31%
1998   5.25%
1999   4.89%
2000   6.10%
2001   3.87%
2002   1.47%
2003   0.75%
2004   0.94%
2005   2.84%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 1.57% (4TH QUARTER, 2000) AND THE LOWEST QUARTERLY RETURN WAS 0.16% (2ND QUARTER, 2004).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                     1 YEAR   5 YEARS   10 YEARS

Class IA                              2.84%    1.97%      3.65%
   60-Day Treasury
   Bill Index (reflects no
   deduction for fees or expenses)    3.13%    2.11%      3.65%

INDEX: 60-Day Treasury Bill Index is an unmanaged index of short-term treasury bills. You cannot invest directly in an index.

Please call 1-800-862-6668 for the fund's most recent current and effective yield information.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                                        CLASS IA

   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage
      of offering price                                           Not applicable
   Maximum deferred sales charge (load)                           Not applicable
   Exchange fees                                                            None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                         0.45%
   Distribution and service (12b-1) fees                                    None
   Other expenses                                                          0.04%
   Total operating expenses                                                0.49%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                                                CLASS IA

   (with or without redemption)
   Year 1                                                                   $ 50
   Year 3                                                                   $157
   Year 5                                                                   $274
   Year 10                                                                  $616

SUB-ADVISER

Hartford Investment Management

PORTFOLIO MANAGERS

Robert Crusha

-    Vice President of Hartford Investment Management

-    Portfolio manager of the fund since 2002

-    Joined Hartford Investment Management in 1993

-    Investment professional involved in trading and portfolio management since
     1995

Adam Tonkinson

-    Assistant Vice President of Hartford Investment Management

-    Assistant portfolio manager of the fund since 2004

-    Joined Hartford Investment Management in 2001

- Investment professional involved in securities analysis since 2001 and securities trading since 2002

- Prior to joining Hartford Investment Management, attended Yale School of Management from 1999 to 2001 and was a Project Engineer at Massachusetts Water Resources Authority from 1998 to 1999

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD MORTGAGE SECURITIES HLS FUND

INVESTMENT GOAL. The Hartford Mortgage Securities HLS Fund seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80% of its assets in high quality mortgage-related securities either (i) issued by U.S. Government agencies, instrumentalities or sponsored corporations, or (ii) rated "A" or better by Moody's or S&P or, if not rated, which are of equivalent investment quality as determined by Hartford Investment Management. These U.S. Government agencies, instrumentalities or sponsored corporations may include the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

At times the fund may invest in mortgage-related securities not meeting the foregoing investment quality standards when Hartford Investment Management deems such investments to be consistent with the fund's investment objective; however, no such investments are made in excess of 20% of the fund's total assets. Such investments are considered mortgage-related securities for purposes of the investment strategy that the fund invest at least 80% of its assets in mortgage-related securities.

In addition, the fund may invest in mortgage-related securities known as collateralized mortgage obligations, including residential and commercial mortgage-backed securities which are issued by governmental agencies or private entities.

The fund may also purchase asset-backed securities. The fund may trade securities actively.

MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, prepayment risk, and manager risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.

Prepayment risk refers to the possibility that any mortgage securities held by the fund may be adversely affected by changes in prepayment rates on the underlying mortgages. If prepayments increase as a result of lower interest rates the fund may have to invest a portion of its assets at lower rates.

Hartford Investment Management's investment strategy significantly influences the fund's performance. Mortgage securities as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other categories. Similarly, if the manager's selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

                                    [CHART]

1996    5.07%
1997    9.01%
1998    6.72%
1999    1.52%
2000   10.28%
2001    7.50%
2002    8.15%
2003    2.29%
2004    4.12%
2005    2.36%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 3.83% (3RD QUARTER, 2001) AND THE LOWEST QUARTERLY RETURN WAS -1.32% (2ND QUARTER, 2004).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                        1 YEAR   5 YEARS   10 YEARS

Class IA                 2.36%    4.85%      5.66%
Lehman
   Mortgage-Backed
   Securities Index
   (reflects no
   deduction for fees
   or expenses)          2.61%    5.43%      6.17%

INDEX: Lehman Mortgage-Backed Securities Index is an index of mortgage backed pass-through securities of the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                                        CLASS IA

   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage
      of offering price                                           Not applicable
   Maximum deferred sales charge (load)                           Not applicable
   Exchange fees                                                            None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                         0.45%
   Distribution and service (12b-1) fees                                    None
   Other expenses                                                          0.04%
   Total operating expenses                                                0.49%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                                                CLASS IA
   (with or without redemption)
   Year 1                                                                   $ 50
   Year 3                                                                   $157
   Year 5                                                                   $274
   Year 10                                                                  $616

SUB-ADVISER

Hartford Investment Management

PORTFOLIO MANAGERS

Christopher Hanlon

-    Senior Vice President of Hartford Investment Management

-    Co-manager of the fund since 2004

- Joined Hartford Investment Management in 1988 and has served as a portfolio manager since 1994

Russell M. Regenauer

-    Senior Vice President of Hartford Investment Management

-    Co-manager of the fund since 2003

- Joined Hartford Investment Management in 1993 and has been an investment professional involved in securities trading since 1985

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

                                                 HARTFORD SMALL COMPANY HLS FUND

AS OF AUGUST 16, 2004, EXCEPT FOR SHARES REPRESENTING REINVESTED CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS, THE FUND NO LONGER OFFERS OR SELLS CLASS IA SHARES TO PLANS OR TO SEPARATE ACCOUNTS, EXCEPT AS FOLLOWS: (1) TO SEPARATE ACCOUNTS THROUGH WHICH GROUP VARIABLE ANNUITY CONTRACTS OR FUNDING AGREEMENTS ARE ISSUED TO CERTAIN QUALIFIED RETIREMENT PLANS AND CERTAIN STATE OR MUNICIPAL EMPLOYEE BENEFIT PLANS IN CONNECTION WITH SUCH CONTRACTS OFFERED OR ISSUED BEFORE THAT DATE THAT OFFER THE FUND AS AN INVESTMENT OPTION, (2) TO SEPARATE ACCOUNTS THROUGH WHICH INDIVIDUAL VARIABLE LIFE INSURANCE CONTRACTS ARE ISSUED IN CONNECTION WITH SUCH CONTRACTS ISSUED BEFORE THAT DATE THAT OFFER THE FUND AS AN INVESTMENT OPTION, (3) TO SEPARATE ACCOUNTS THROUGH WHICH INDIVIDUAL VARIABLE ANNUITY CONTRACTS ARE ISSUED IN CONNECTION WITH SUCH CONTRACTS ISSUED BEFORE AUGUST 16, 2004 THAT OFFER THE FUND AS AN INVESTMENT OPTION, SOLELY TO FACILITATE CERTAIN SYSTEMATIC INVESTMENT PROGRAMS IN WHICH OWNERS OF VARIABLE ANNUITY CONTRACTS ENROLLED PRIOR TO THAT DATE, AND (4) DIRECTLY TO CERTAIN PLANS AND CERTAIN STATE OR MUNICIPAL EMPLOYEE BENEFIT PLANS TO WHICH SHARES WERE OFFERED OR ISSUED BEFORE AUGUST 16, 2004 AND THAT OFFER THE FUND AS AN INVESTMENT OPTION.

ON MAY 23, 2006, A SPECIAL MEETING OF SHAREHOLDERS OF THE FUND WILL BE HELD TO VOTE ON A PROPOSAL TO ADD AN ADDITIONAL INVESTMENT SUB-ADVISER FOR THE FUND. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "MANAGEMENT OF THE FUNDS."

INVESTMENT GOAL. The Hartford Small Company HLS Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2005, this range was between approximately $26 million and $4 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Through fundamental analysis Wellington Management identifies companies that it believes have substantial potential for near-term capital appreciation. Wellington Management selects securities of companies that, in its opinion:

     -    have potential for above-average earnings growth,

     -    are undervalued in relation to their investment potential,

     - have positive business and/or fundamental financial characteristics that are overlooked or misunderstood by investors, or

     - are relatively obscure and undiscovered by the overall investment community.

Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund may trade securities actively.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

                                    [CHART]

1997    18.38%
1998    11.62%
1999    65.83%
2000   -13.12%
2001   -14.92%
2002   -30.23%
2003    55.87%
2004    12.18%
2005    21.01%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 35.93% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -23.59% (3RD QUARTER, 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                            SINCE
                                          INCEPTION
                                          (AUGUST 9,
                       1 YEAR   5 YEARS      1996)

Class IA               21.01%    4.66%     10.53%
Russell 2000 Growth
   Index (reflects
   no deduction for
   fees or expenses)    4.15%    2.28%      5.17%(1)

(1)  Return is from 7/31/96.

     INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                                        CLASS IA

   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage
      of offering price                                           Not applicable
   Maximum deferred sales charge (load)                           Not applicable
   Exchange fees                                                            None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                         0.70%
   Distribution and service (12b-1) fees                                    None
   Other expenses                                                          0.05%
   Total operating expenses                                                0.75%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                                                CLASS IA

   (with or without redemption)
   Year 1                                                                   $ 77
   Year 3                                                                   $240
   Year 5                                                                   $417
   Year 10                                                                  $930

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Steven C. Angeli, CFA

-    Senior Vice President and Equity Portfolio Manager of Wellington Management

-    Portfolio manager of the fund since 2000

-    Joined Wellington Management as an investment professional in 1994

Stephen Mortimer

-    Vice President and Equity Portfolio Manager of Wellington Management

- Portfolio manager of the fund since 2006 and for the firm for the past five years

-    Joined Wellington Management as an investment professional in 2001

-    Equity Analyst at Vinik Asset Management (1998-2000)

Mario E. Abularach

-    Vice President and Equity Research Analyst of Wellington Management

- Involved in portfolio management and securities analysis for the fund since 2006 and for the firm for the past five years

-    Joined Wellington Management as an investment professional in 2001

-    Research Analyst at JLF Asset Mangement (2000)

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD SMALLCAP GROWTH HLS FUND

INVESTMENT GOAL. The Hartford SmallCap Growth HLS Fund seeks to maximize short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies that the fund's sub-adviser, Wellington Management, believes have superior growth potential. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2005, this range was between approximately $26 million and $4 billion. The fund's portfolio is diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. Global Industry Analyst ratings are based upon fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security favoring those with attractive valuation and timeliness measures. Valuation factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

The fund's portfolio is constructed stock by stock, an investment approach Wellington Management refers to as "bottom up." However, in constructing the fund's portfolio Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

                                     [CHART]

1996     7.64%
1997     1.43%
1998    21.17%
1999   109.25%
2000   -15.08%
2001   -20.18%
2002   -28.83%
2003    50.06%
2004    15.43%
2005    11.02%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 60.73% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -29.17% (3RD QUARTER, 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                        1 YEAR   5 YEARS   10 YEARS

Class IA(1)             11.02%    1.78%      9.89%
Russell 2000 Growth
   Index (reflects no
   deduction for fees
   or expenses)          4.15%    2.28%      4.69%

(1)  The fund's shares were re-designated Class IA shares on April 30, 2002.

INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                                        CLASS IA

   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage
      of offering price                                           Not applicable
   Maximum deferred sales charge (load)                           Not applicable
   Exchange fees                                                            None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                         0.61%
   Distribution and service (12b-1) fees                                    None
   Other expenses                                                          0.02%
   Total operating expenses                                                0.63%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                                                CLASS IA

   (with or without redemption)
   Year 1                                                                   $ 64
   Year 3                                                                   $202
   Year 5                                                                   $351
   Year 10                                                                  $786

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

David J. Elliott

-    Vice President and Equity Portfolio Manager of Wellington Management

-    Portfolio manager of the fund since 2001

- Joined Wellington Management in 1995 and has been an investment professional since 1999

Doris T. Dwyer

-    Vice President and Equity Portfolio Manager of Wellington Management

-    Involved in portfolio management and securities analysis for the fund since
     2001

-    Joined Wellington Management as an investment professional in 1998

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

                                                         HARTFORD STOCK HLS FUND

INVESTMENT GOAL. The Hartford Stock HLS Fund seeks long-term growth of capital, with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80% of the fund's assets in the common stocks of high quality companies. The fund's diversified portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management also analyzes the general economic and investment environment, including the evaluation of economic conditions, U.S. fiscal and monetary policy, and investor sentiment.

In general, the fund selects companies to invest in that demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. The fund may invest in stocks within a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $764 million to $370 billion.

The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Similarly, if Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

                                     [CHART]

1996    24.37%
1997    31.38%
1998    33.47%
1999    19.78%
2000    -7.04%
2001   -12.23%
2002   -24.25%
2003    26.47%
2004     4.17%
2005     9.62%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 22.17% (4TH QUARTER, 1998) AND THE LOWEST QUARTERLY RETURN WAS -17.30% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                        1 YEAR   5 YEARS   10 YEARS

Class IA                                  9.62%    -0.81%      8.83%
S&P 500 Index (reflects no deduction
   for fees or expenses)                  4.91%     0.55%      9.07%

INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                                        CLASS IA

   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage
      of offering price                                           Not applicable
   Maximum deferred sales charge (load)                           Not applicable
   Exchange fees                                                            None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                         0.46%
   Distribution and service (12b-1) fees                                    None
   Other expenses                                                          0.04%
   Total operating expenses                                                0.50%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                                                CLASS IA

   (with or without redemption)
   Year 1                                                                   $ 51
   Year 3                                                                   $160
   Year 5                                                                   $280
   Year 10                                                                  $628

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Steven T. Irons

-    Senior Vice President and Equity Portfolio Manager of Wellington Management

- Portfolio manager of the fund since 2005 and for the firm for at least the past five years

-    Joined Wellington Management as an investment professional in 1993

Peter I. Higgins, CFA

-    Vice President and Equity Portfolio Manager of Wellington Management

-    Involved in portfolio management and securities analysis for the fund since
     2005

-    Joined Wellington Management as an investment professional in 2005

- Portfolio Manager at The Boston Company with responsibility for mid cap and small cap portfolios and a member of the large cap value team from 1995 to 2005

Saul J. Pannell

-    Senior Vice President and Equity Portfolio Manager of Wellington Management

- Involved in portfolio management and securities analysis for the fund since 2005 and for the firm for at least the past five years

-    Joined Wellington Management as an investment professional in 1974

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD TOTAL RETURN BOND HLS FUND

INVESTMENT GOAL. The Hartford Total Return Bond HLS Fund seeks competitive total return, with income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in bonds. Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers.

The fund normally invests at least 70% of its total assets in investment grade debt securities. The fund may invest up to 20% of its total assets in securities rated below investment grade. Any security rated "Ba" by Moody's or "BB" by S&P or lower, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality, are below investment grade. Securities rated below investment grade are commonly referred to as "high yield -- high risk securities" or "junk bonds." The fund may also invest up to 10% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. There is no other limit on the maturity of bonds held by the fund or the average maturity of the fund's portfolio.

The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

Hartford Investment Management uses what is sometimes referred to as a "top-down" analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities from selected industries that, from a yield perspective, appear to be attractive. Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team. The fund may trade securities actively.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield -- high risk bond prices can fall on bad news about the economy, an industry or a company.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and on the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

                                     [CHART]

1996    3.52%
1997   11.35%
1998    8.15%
1999   -2.02%
2000   11.99%
2001    8.68%
2002   10.08%
2003    7.85%
2004    4.62%
2005    2.45%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 4.22% (4TH QUARTER, 2002) AND THE LOWEST QUARTERLY RETURN WAS -2.23% (2ND QUARTER, 2004).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                  1 YEAR   5 YEARS   10 YEARS

Class IA                                            2.45%     6.70%      6.58%
Lehman Brothers U.S. Aggregate Bond Index
   (reflects no deduction for fees or expenses)     2.43%     5.87%      6.16%

INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                                        CLASS IA

   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage
      of offering price                                           Not applicable
   Maximum deferred sales charge (load)                           Not applicable
   Exchange fees                                                            None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                         0.46%
   Distribution and service (12b-1) fees                                    None
   Other expenses                                                          0.04%
   Total operating expenses                                                0.50%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                                                CLASS IA

   (with or without redemption)
   Year 1                                                                   $ 51
   Year 3                                                                   $160
   Year 5                                                                   $280
   Year 10                                                                  $628

SUB-ADVISER

Hartford Investment Management

PORTFOLIO MANAGER

Nasri Toutoungi

-    Managing Director of Hartford Investment Management

-    Portfolio manager of the fund since 2003

-    Joined Hartford Investment Management in 2003

- Previously, Managing Director of Blackrock, Inc. from 1998 to January 2002, and a Director and Partner of Rogge Global Partners from 1997 to 1998

The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.

                                    HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

INVESTMENT GOAL. The Hartford U.S. Government Securities HLS Fund seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 80% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies. The fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.

To achieve its goal of current income consistent with prudent investment risk, the fund selects securities that appear from a yield perspective to be attractive. In attempting to maximize total return, the fund also seeks to invest in securities that Hartford Investment Management expects to appreciate in value. The fund tends to focus on maintaining a bond portfolio with a weighted average life between one and ten years. The weighted average life of a security denotes the weighted average time to receipt of principal.

The fund may trade securities very actively. For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 250%.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Entities such as Freddie Mac, Fannie Mae and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by Congressional appropriations and the debt and the mortgage-backed securities issued by them are neither guaranteed nor insured by the United States Government. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (I.E., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Pass-through securities issued by Fannie Mae and most of those issued by Freddie Mac are guaranteed as to timely payment of principal and interest by Fannie Mae or Freddie Mac, respectively, but are not backed by the full faith and credit of the U.S. Government. Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund may trade securities very actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

                                     [CHART]

1996    2.21%
1997    9.08%
1998    8.87%
1999   -1.94%
2000   11.81%
2001    7.50%
2002   10.73%
2003    2.15%
2004    2.07%
2005    1.55%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 5.23% (3RD QUARTER, 2002) AND THE LOWEST QUARTERLY RETURN WAS -2.71% (1ST QUARTER, 1996). AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                     1 YEAR   5 YEARS   10 YEARS

Class IA(1)                                           1.55%    4.74%      5.31%
Lehman Brothers Intermediate Government Bond Index
   (reflects no deduction for fees or expenses)       2.65%    5.39%      5.94%


(1)  The fund's shares were re-designated Class IA shares on April 30, 2002.

     INDEX: The Lehman Brothers Intermediate Government Bond Index is an unmanaged index of government bonds with maturities of between one and ten years. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                                        CLASS IA

   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage
      of offering price                                           Not applicable
   Maximum deferred sales charge (load)                           Not applicable
   Exchange fees                                                            None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                         0.45%
   Distribution and service (12b-1) fees                                    None
   Other expenses                                                          0.02%
   Total operating expenses                                                0.47%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                                                CLASS IA

   (with or without redemption)
   Year 1                                                                   $ 48
   Year 3                                                                   $151
   Year 5                                                                   $263
   Year 10                                                                  $591

SUB-ADVISER

Hartford Investment Management

PORTFOLIO MANAGERS

Christopher Hanlon

-    Senior Vice President of Hartford Investment Management

-    Portfolio manager of the fund since 2004

- Joined Hartford Investment Management in 1988 and has served as a portfolio manager since 1994.

Russell M. Regenauer

-    Senior Vice President of Hartford Investment Management

-    Assistant portfolio manager of the fund since 2002

- Joined Hartford Investment Management in 1993 and has been an investment professional involved in securities trading since 1985

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD VALUE HLS FUND

INVESTMENT GOAL. The Hartford Value HLS Fund seeks long-term total return.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies with market capitalizations above $3 billion. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund employs what is often called a "bottom-up" approach, which is the use of fundamental analysis to select specific securities from a variety of industries. The approach highlights companies with market capitalizations above $3 billion and estimated below-average price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value. The typical purchase candidate may be characterized as an overlooked company with sound fundamentals. Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions. Purchase candidates provide the potential for above-average total returns and sell at below-average estimated price-to-earnings multiples. Portfolio construction is driven primarily by security selection. Market timing is not employed, and limited consideration is given to economic analysis in establishing sector and industry weightings.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $3 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group could fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked, or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

                                     [CHART]

2002   -22.64%
2003    28.60%
2004    10.71%
2005     8.13%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 16.52% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -19.69% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                SINCE INCEPTION
                                                      1 YEAR   (APRIL 30, 2001)

Class IA                                               8.13%         3.82%
Russell 1000 Value Index (reflects no deduction for
  fees or expenses)                                    7.05%         5.94%

INDEX: The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                                        CLASS IA

   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage
      of offering price                                           Not applicable
   Maximum deferred sales charge (load)                           Not applicable
   Exchange fees                                                            None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                         0.82%
   Distribution and service (12b-1) fees                                    None
   Other expenses                                                          0.04%
   Total operating expenses                                                0.86%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                                                CLASS IA

   (with or without redemption)
   Year 1                                                                $   88
   Year 3                                                                $  274
   Year 5                                                                $  477
   Year 10                                                               $1,061

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

John R. Ryan, CFA

-    Senior Vice President and Equity Portfolio Manager of Wellington Management

-    Portfolio manager of the fund since inception (2001)

-    Joined Wellington Management as an investment professional in 1981

The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.

                                           HARTFORD VALUE OPPORTUNITIES HLS FUND

INVESTMENT GOAL. The Hartford Value Opportunities HLS Fund seeks short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that the fund's sub-adviser, Wellington Management, believes are undervalued and have the potential for appreciation. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its price-to-earnings ratio, issuer's earnings power, and growth potential. Stocks are selected whose issuers have the most compelling blend of the following attributes:

-    high fundamental investment value,

-    a strong management team, and

-    strong industry position.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

                                     [CHART]

1997    25.24%
1998     9.64%
1999     8.96%
2000    18.49%
2001    -2.55%
2002   -24.95%
2003    41.87%
2004    18.87%
2005     8.32%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 22.05% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -18.32% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                           SINCE INCEPTION
                        1 YEAR   5 YEARS    (MAY 1, 1996)

Class IA(1)              8.32%    5.97%       10.56%
Russell 3000 Value
   Index (reflects no
   deduction for fees
   or expenses)          6.85%    5.86%       10.75%(2)

Russell 1000 Value
   Index (reflects
   no deduction
   for fees or
   expenses)             7.05%    5.28%       10.65%(2)

(1)  The fund's shares were re-designated as Class IA shares on April 30, 2002.

(2)  Return is from 4/30/96.

INDICES: The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                                        CLASS IA
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage
      of offering price                                           Not applicable
   Maximum deferred sales charge (load)                           Not applicable
   Exchange fees                                                            None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                         0.62%
   Distribution and service (12b-1) fees                                    None
   Other expenses                                                          0.03%
   Total operating expenses                                                0.65%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                                                CLASS IA
   (with or without redemption)
   Year 1                                                                   $ 66
   Year 3                                                                   $208
   Year 5                                                                   $362
   Year 10                                                                  $810

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGEMENT

This fund has been managed by a team specializing in all-cap value investing since 2001. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors are made collectively by the team.

James H. Averill

-    Senior Vice President and Equity Portfolio Manager of Wellington Management

- Involved in portfolio management and securities analysis for the fund since 2001 focused primarily on the finance, retail, capital goods, health services and paper industries

-    Joined Wellington Management as an investment professional in 1985

David R. Fassnacht

-    Senior Vice President and Equity Portfolio Manager of Wellington Management

- Involved in portfolio management and securities analysis for the fund since 2001 focused primarily on the communications services, media, pharmaceutical, airline and chemical industries

-    Joined Wellington Management as an investment professional in 1991

James N. Mordy

-    Senior Vice President and Equity Portfolio Manager of Wellington Management

- Involved in portfolio management and securities analysis for the fund since 2001 focused primarily on the technology, consumer staples and utilities sectors

-    Joined Wellington Management as an investment professional in 1985

David W. Palmer

-    Vice President and Equity Research Analyst of Wellington Management

- Involved in portfolio management and securities analysis for the fund since 2003 focused primarily on the metals, communications equipment, energy and specialty finance sectors and for the firm for at least the past five years

-    Joined Wellington Management as an investment professional in 1998

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

INVESTMENT RISKS GENERALLY

Many factors affect each fund's performance. There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). All funds, except for Money Market HLS Fund, Mortgage Securities HLS Fund and U.S. Government Securities HLS Fund, may invest in equity securities as part of their principal investment strategy. With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Advisers HLS Fund, Global Advisers HLS Fund, High Yield HLS Fund, Money Market HLS Fund, Mortgage Securities HLS Fund, Total Return Bond HLS Fund and U.S. Government Securities HLS Fund may invest in debt securities as part of their principal investment strategy. As described below, an investment in certain of the funds entails special additional risks.

USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES

From time to time, as part of its principal investment strategy, each fund (other than Money Market HLS Fund, which invests in high-quality money market securities at all times as its principal investment strategy) may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective.

USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES

Each fund (other than Money Market HLS Fund) may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques, which are incidental to each fund's primary strategy, permit a fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds, and it may not always be feasible for a fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

The use of derivatives is a principal investment strategy for Global Advisers HLS Fund only.

FOREIGN INVESTMENTS

Except as noted below, the funds, may invest in securities of foreign issuers and non-dollar securities as part of their principal investment strategy. Money Market HLS Fund may invest in securities of foreign issuers or borrowers, but not in non-dollar securities and loans, as part of its principal investment strategy. Index HLS Fund may invest in securities of foreign issuers or borrowers, but not in non-dollar securities and not as part of its principal investment strategy. Mortgage Securities HLS Fund may hold foreign investments, but not as part of its principal investment strategy. U.S. Government Securities HLS Fund may invest in bonds issued or guaranteed by the Canadian government or its agencies, but not as part of its principal investment strategy.

Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of a fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States.

Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

INVESTMENTS IN EMERGING MARKETS

International Capital Appreciation HLS Fund, International Opportunities HLS Fund and International Small Company HLS Fund may invest in emerging markets as part of their principal investment strategy. All other funds, except Money Market HLS Fund and U.S. Government Securities HLS Fund, may invest in emerging markets, but not as a part of their principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The funds may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

SMALL CAPITALIZATION COMPANIES

Growth Opportunities HLS Fund, International Small Company HLS Fund, Small Company HLS Fund, SmallCap Growth HLS Fund and Value Opportunities HLS Fund may invest in securities of small capitalization companies as part of their principal investment strategy. Each other fund, except Money Market HLS Fund, Mortgage Securities HLS Fund and U.S. Government Securities HLS Fund, may hold securities of such companies, but not as a principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

OTHER INVESTMENT COMPANIES

Each fund is permitted to invest in other investment companies, including investment companies which may not be registered under the 1940 Act, such as holding company depository receipts ("HOLDRs"), but not as part of its principal investment strategy. Securities in certain countries are currently accessible to the funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

A fund's investments in investment companies may include various exchange-traded funds ("ETFs"), subject to the fund's investment objective, policies, and strategies as described in the prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of equity ETFs are:

- "SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

- "QUBES" (QQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

- "iSHARES," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

- "HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the fund's investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a fund can generate brokerage expenses.

Generally, a fund will not purchase securities of an investment company if, as a result: (1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company.

ABOUT EACH FUND'S INVESTMENT GOAL

Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

Focus HLS Fund, Global Advisers HLS Fund, Global Leaders HLS Fund, Growth Opportunities HLS Fund, High Yield HLS Fund, International Capital Appreciation HLS Fund, International Opportunities HLS Fund, International Small Company HLS Fund, Mortgage Securities HLS Fund, Small Company HLS Fund, Total Return Bond HLS Fund and U.S. Government Securities HLS Fund may have relatively high portfolio turnover. The other funds may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses and transaction costs for a fund, and therefore could adversely affect the fund's performance. The funds are not managed to achieve a particular tax result for shareholders.


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TERMS USED IN THIS PROSPECTUS

EQUITY SECURITIES: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

FOREIGN ISSUERS AND FOREIGN BORROWERS: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets.

NON-DOLLAR SECURITIES AND LOANS: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

INVESTMENT POLICIES

Disciplined Equity HLS Fund, Equity Income HLS Fund, High Yield HLS Fund, International Small Company HLS Fund, Mortgage Securities HLS Fund, Small Company HLS Fund, SmallCap Growth HLS Fund, Stock HLS Fund, Total Return Bond HLS Fund and U.S. Government Securities HLS Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name as set forth in the fund's Principal Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by a fund, this requirement is no longer met, due to changes in the value or capitalization of portfolio assets, or otherwise, the fund's future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of that fund's board of directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

DISCLOSURE OF PORTFOLIO HOLDINGS

The funds will disclose their complete calendar quarter-end portfolio holdings on the funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each calendar quarter. The funds also will disclose on the funds' website no earlier than 15 days after the end of each month (i) the five issuers that together constitute the largest portion of each fund's assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund's largest ten holdings (in the case of other funds). A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available (i) in the funds' SAI; and (ii) on the funds' website.


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MANAGEMENT OF THE FUNDS

THE INVESTMENT MANAGER

HL Investment Advisors, LLC ("HL Advisors") is the investment manager to each fund. As investment manager, HL Advisors is responsible for the management of each fund and supervises the activities of the investment sub-advisers described below. In addition, Hartford Life provides administrative services to each fund. HL Advisors and Hartford Life are wholly-owned indirect subsidiaries of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with $323 billion in assets under management as of December 31, 2005. HL Advisors had approximately $61 billion in assets under management as of December 31, 2005. HL Advisors is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds rely on an exemptive order from the SEC under which they use a "Manager of Managers" structure. HL Advisors has responsibility, subject to oversight by the Board of Directors to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HL Advisors to appoint a new sub-adviser, not affiliated with HL Advisors, with the approval by the Board of Directors and without obtaining approval from those contract holders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected contract holders will receive information about the new sub-advisory relationship.

LITIGATION AND REGULATORY ACTIONS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies. These regulatory inquiries have focused on a number of mutual fund issues, including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual fund related issues. The Hartford has received requests for information and subpoenas from the Securities and Exchange Commission (the "SEC"), subpoenas from the New York Attorney General's Office, a subpoena from the Connecticut Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues. In addition, the SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing and the SEC's Division of Enforcement is investigating aspects of The Hartford's variable annuity and mutual funds operations related to directed brokerage and revenue sharing. The Hartford discontinued the use of directed brokerage in recognition of mutual fund sales in late 2003. The Hartford continues to cooperate fully with the SEC, the New York Attorney General's Office, the Connecticut Attorney General's Office and other regulatory agencies in these matters.

To date, none of these investigations have resulted in the initiation of any formal action against The Hartford by these regulators. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in active discussions with the SEC and the New York Attorney General's Office. The potential timing of any resolution of any of these matters or the initiation of any formal action by any of these regulators is difficult to predict. The Hartford does not expect any such action to result in a material adverse effect on the funds. However, if the SEC or another regulatory agency brings an action seeking injunctive relief, the funds' adviser and/or sub-advisers could be barred from serving in their advisory capacity unless relief is obtained from the SEC. There can be no assurance that such relief, if sought, will be granted.

In addition, The Hartford has been served with five consolidated putative national class actions, now consolidated into a single putative class action, IN RE HARTFORD MUTUAL FUNDS FEE LITIGATION, which is currently pending before the United States District Court for the District of Connecticut. In the consolidated amended complaint in this action, filed on October 20, 2004, plaintiffs make "direct claims" on behalf of investors in The Hartford Retail Funds and "derivative claims" on behalf of the Retail Funds themselves. Plaintiffs (including Linda Smith, the lead plaintiff) allege that excessive or inadequately disclosed fees were charged to investors in the Retail Funds, that certain fees were used for improper purposes, and that undisclosed, improper, or excessive payments were made to brokers, including in the form of directed brokerage. Plaintiffs are seeking compensatory and punitive damages in an undetermined amount; rescission of the Retail Funds' investment advisory contracts, including recovery of all fees which would otherwise apply and recovery of fees paid; an accounting of all Retail Fund related fees, commissions, directed brokerage and soft dollar payments; and restitution of all allegedly unlawfully or discriminatorily obtained fees and charges. Defendants have moved to dismiss the consolidated amended complaint in this action. The defendants in this case


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include various Hartford entities, Wellington Management, The Hartford Mutual
Funds, Inc., The Hartford Mutual Funds II, Inc., the Retail Funds themselves, and certain of the directors of the Retail Funds, who also serve as directors of the funds. This litigation is not expected to result in a material adverse effect on the funds.

THE INVESTMENT SUB-ADVISERS

Wellington Management Company, LLP ("Wellington Management") is the investment sub-adviser to each of the funds, other than those sub-advised by Hartford Investment Management Company ("Hartford Investment Management").

Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2005, Wellington Management had investment management authority over approximately $521 billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.

Hartford Investment Management is the investment sub-adviser to High Yield HLS Fund, Index HLS Fund, Money Market HLS Fund, Mortgage Securities HLS Fund, Total Return Bond HLS Fund and U.S. Government Securities HLS Fund. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2005, Hartford Investment Management had investment management authority over approximately $116 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

On May 23, 2006, a Special Meeting of Shareholders (the "Meeting") of Small Company HLS Fund will be held to vote on a proposal to approve a proposed sub-advisory agreement between HL Advisors and Hartford Investment Management, pursuant to which Hartford Investment Management would serve as an additional sub-adviser to Small Company HLS Fund and manage a portion of its assets. Wellington Management would continue to serve as a sub-adviser to Small Company HLS Fund. Shareholders of record on March 1, 2006 are entitled to notice of and to vote at the Meeting.

Wellington Management, which currently serves as Small Company HLS Fund's sole sub-adviser, does not have capacity to manage additional assets in the small cap growth strategy. As a result, with limited exceptions as described herein, Small Company HLS Fund no longer offers its Class IA and IB shares for investment to the public. If the proposal to add Hartford Investment Management as a sub-adviser is approved, it would permit Small Company HLS Fund to reopen its Class IA and Class IB shares to new investments.

For more detailed information concerning the proposal under consideration, please visit www.hartfordinvestor.com, or you may contact Hartford HLS Funds at P.O. Box 2999, Hartford, CT 06104-2999.

MANAGEMENT FEES

Growth Opportunities HLS Fund, SmallCap Growth HLS Fund, U.S. Government Securities HLS Fund and Value Opportunities HLS Fund each pay a monthly management fee to HL Advisors for investment advisory and certain administrative services. Each other fund pays a monthly management fee to HL Advisors and an administration fee to Hartford Life (these management and administration fees are aggregated for the purposes of presentation in the table below). These fees are based on a stated percentage of the fund's average daily net asset value as follows:

GROWTH OPPORTUNITIES HLS FUND, SMALLCAP
GROWTH HLS FUND AND VALUE OPPORTUNITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $100 Million                                                      0.700%
Amount Over $100 Million                                                0.600%

U.S. GOVERNMENT SECURITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $50 Million                                                       0.500%
Next $4.95 Billion                                                      0.450%
Next $5 Billion                                                         0.430%
Amount Over $10 Billion                                                 0.420%

INDEX HLS FUND(1)

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $2 Billion                                                        0.400%
Next $3 Billion                                                         0.300%
Next $5 Billion                                                         0.280%
Amount Over $10 Billion                                                 0.270%

(1) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive 0.10% of its management fees until October 31, 2006.


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MONEY MARKET HLS FUND AND MORTGAGE SECURITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $2 Billion                                                        0.450%
Next $3 Billion                                                         0.400%
Next $5 Billion                                                         0.380%
Amount Over $10 Billion                                                 0.370%

STOCK HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $250 Million                                                      0.525%
Next $250 Million                                                       0.500%
Next $500 Million                                                       0.475%
Amount Over $1 Billion                                                  0.450%

TOTAL RETURN BOND HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $250 Million                                                      0.525%
Next $250 Million                                                       0.500%
Next $500 Million                                                       0.475%
Next $4 Billion                                                         0.450%
Next $5 Billion                                                         0.430%
Amount Over $10 Billion                                                 0.420%

ADVISERS HLS FUND(2)

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $250 Million                                                      0.680%
Next $250 Million                                                       0.655%
Next $500 Million                                                       0.645%
Amount Over $1 Billion                                                  0.595%

(2) Effective November 1, 2005, HL Advisors reduced its management fee from 0.63% to 0.60%.

DISCIPLINED EQUITY HLS FUND, DIVIDEND AND GROWTH HLS FUND, GLOBAL ADVISERS HLS FUND, GLOBAL LEADERS HLS FUND, INTERNATIONAL OPPORTUNITIES HLS FUND AND SMALL COMPANY HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $250 Million                                                      0.775%
Next $250 Million                                                       0.725%
Next $500 Million                                                       0.675%
Amount Over $1 Billion                                                  0.625%

EQUITY INCOME HLS FUND(3), GROWTH HLS FUND AND VALUE HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $250 Million                                                      0.825%
Next $250 Million                                                       0.775%
Next $500 Million                                                       0.725%
Amount Over $1 Billion                                                  0.675%

(3) HL Advisors has voluntarily agreed to waive 0.10% of its management fees until December 31, 2006.

HIGH YIELD HLS FUND(4)

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $250 Million                                                      0.775%
Next $250 Million                                                       0.725%
Next $500 Million                                                       0.675%
Next $4 Billion                                                         0.625%
Next $5 Billion                                                         0.605%
Amount Over $10 Billion                                                 0.595%

(4) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive 0.05% of its management fees until October 31, 2006.

FOCUS HLS FUND(5), INTERNATIONAL CAPITAL APPRECIATION HLS FUND AND INTERNATIONAL SMALL COMPANY HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $250 Million                                                      0.850%
Next $250 Million                                                       0.800%
Amount Over $500 Million                                                0.750%

(5) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive 0.10% of its management fees until October 31, 2006.

For the year ended December 31, 2005, Growth Opportunities HLS Fund, SmallCap Growth HLS Fund, U.S. Government Securities HLS Fund and Value Opportunities HLS Fund each paid management fees to HL Advisors. Each other fund paid management and administration fees to HL Advisors and Hartford Life, respectively (these management and administration fees are aggregated for the purposes of presentation in the table below).


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These fees, expressed as a percentage of net assets, were as follows:

FUND NAME                                                            ANNUAL RATE
---------                                                            -----------
Hartford Advisers HLS Fund                                              0.63%(1)
Hartford Disciplined Equity HLS Fund                                    0.72%
Hartford Dividend and Growth HLS Fund                                   0.64%
Hartford Equity Income HLS Fund                                         0.83%
Hartford Focus HLS Fund                                                 0.85%
Hartford Global Advisers HLS Fund                                       0.76%
Hartford Global Leaders HLS Fund                                        0.71%
Hartford Growth HLS Fund                                                0.81%
Hartford Growth Opportunities HLS Fund                                  0.61%
Hartford High Yield HLS Fund                                            0.72%
Hartford Index HLS Fund                                                 0.39%
Hartford International Capital Appreciation HLS Fund                    0.85%
Hartford International Opportunities HLS Fund                           0.71%
Hartford International Small Company HLS Fund                           0.85%
Hartford Money Market HLS Fund                                          0.45%
Hartford Mortgage Securities HLS Fund                                   0.45%
Hartford Small Company HLS Fund                                         0.71%
Hartford SmallCap Growth HLS Fund                                       0.62%
Hartford Stock HLS Fund                                                 0.46%
Hartford Total Return Bond HLS Fund                                     0.46%
Hartford U.S. Government Securities HLS Fund                            0.45%
Hartford Value HLS Fund                                                 0.82%
Hartford Value Opportunities HLS Fund                                   0.64%

(1) Effective November 1, 2005, HL Advisors reduced its management fee from 0.63% to 0.60%.

A discussion regarding the basis for the Boards of Directors' approval of the investment management and investment sub-advisory agreements of the funds is available in the funds' annual report to shareholders covering the period ending December 31, 2005.


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FURTHER INFORMATION ON THE FUNDS

PURCHASE AND REDEMPTION OF FUND SHARES

The funds may offer each class of their shares to variable annuity and variable life insurance separate accounts of Hartford Life (the "Accounts") as investment options for certain variable annuity contracts and variable life insurance contracts ("variable contracts") issued through the Accounts. The funds may also offer each class of their shares to certain qualified retirement plans (the "Plans"). Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of other insurance companies.

The funds offer two different classes of shares -- Class IA and Class IB. Class IA shares are offered by this prospectus. Class IB shares are offered by a separate prospectus. For each fund, both classes of shares represent an investment in the fund but are subject to different expenses and have different prices and performance.

Most of the Accounts are registered with the SEC as investment companies. When shares of a fund are offered as investment options for variable contracts issued through such an Account, a separate prospectus describing the particular Account and contract will accompany this prospectus. When shares of a fund are offered as investment options for variable contracts issued through an Account that is not so registered, a separate disclosure document (rather than a prospectus) describing that Account and contract will accompany this prospectus.

Shares of the funds are sold by Hartford Securities Distribution Company, Inc. (the "Distributor") in a continuous offering to the Accounts and the Plans. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the fund corresponding to that subaccount. The Accounts and the Plans purchase and redeem Class IA shares of the funds at net asset value without sales or redemption charges.

For each day on which a fund's net asset value is calculated, the Accounts transmit to the fund any orders to purchase or redeem shares of the fund based on the net purchase payments, redemption (surrender or withdrawal) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed by Hartford Life as of that day. Similarly, the Plans transmit to a fund any orders to purchase or redeem shares of the fund based on the instructions of Plan trustees or participants received by the Plans as of that day. The Accounts and Plans purchase and redeem shares of the funds at the next net asset value per share calculated after the related orders are received, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of notice of redemption, except that payments of redemptions may be postponed beyond seven days when permitted by applicable laws and regulations.

Although they would not normally do so, the funds have the right to pay the redemption price of shares of the funds in whole or in part in portfolio securities. When portfolio securities received in this fashion are sold, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners invested in a particular fund. Likewise, a potential for certain conflicts exists between the interests of owners of variable contracts and those of participants in a Plan that invests in a fund. To the extent that such classes of investors are invested in the same fund when a conflict of interest arises that might involve the fund, one or more of such classes of investors could be disadvantaged. The funds currently do not foresee any such conflict or disadvantage to owners of variable contracts or Plan participants. Nonetheless, each fund's Board of Directors will monitor each fund for the existence of any irreconcilable material conflicts among or between the interests of various classes of investors. If such a conflict affecting owners of variable contracts is determined to exist, Hartford Life will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more Accounts may be required to withdraw its investment in one or more of the funds or substitute shares of another fund for the current fund. This, in turn, could cause a fund to sell portfolio securities at a disadvantageous price.

DETERMINATION OF NET ASSET VALUE

The net asset value per share (NAV) is determined for each fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's


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net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for Money Market HLS Fund, the funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults;
(ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities; and (v) market events such as trading halts and early market closings. In particular, funds that invest in securities that are thinly traded may include High Yield HLS Fund and International Small Company HLS Fund. In addition, with respect to the valuation of securities principally traded on foreign markets, each fund, and in particular, Advisers HLS Fund, Global Advisers HLS Fund, Global Leaders HLS Fund, Growth Opportunities HLS Fund, International Capital Appreciation HLS Fund, International Opportunities HLS Fund, International Small Company HLS Fund, Small Company HLS Fund, Stock HLS Fund and Value Opportunities HLS Fund, uses a fair value pricing service approved by that fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of each fund's shares is determined only on business days of the funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that fund determines its NAV per share.

Debt securities (other than short-term obligations) held by a fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from the widely-used quotation system in accordance with procedures established by that fund's Board of Directors. Generally, each fund, and in particular High Yield HLS Fund may use fair valuation in regards to debt securities when a fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Money Market HLS Fund's investments are valued at amortized cost, which approximates market value. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions may be declared by each fund's Board of Directors from time to time. The current policy for each fund, except Money Market HLS Fund, is to pay dividends from net investment income and to make distributions of realized capital gains, if any, at least once each year. Money Market HLS Fund currently declares dividends on a daily basis and pays them monthly.

Such dividends and distributions are automatically invested in additional full or fractional shares monthly on the last business day of each month at the per share net asset value on that date.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of a fund by a fund's shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading can (i) cause a fund's portfolio manager to hold larger cash positions than desired instead of fully investing the fund, which can result in lost investment opportunities; (ii) cause unplanned and inopportune portfolio turnover in order to meet redemption requests; and (iii) increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. In particular, funds that invest in securities that are thinly traded may include High Yield HLS Fund and International Small Company HLS Fund. Funds that invest in securities that are traded primarily in markets outside of the United States may include Advisers HLS Fund, Global Advisers HLS Fund, Global Leaders HLS Fund, Growth Opportunities HLS Fund, International Capital Appreciation HLS Fund, International Opportunities HLS Fund, International Small Company HLS Fund, Small Company HLS Fund, Stock HLS Fund and Value Opportunities HLS Fund. Frequent traders, and in particular those using arbitrage strategies can dilute a fund's NAV for long-term shareholders.

If you intend to trade frequently or use market-timing investment strategies, you should not invest in the funds.

The funds are available for investment, directly or indirectly, through a variety of means, including: individual variable-annuity contracts and individual variable-life policies; group annuity contracts and corporate-owned life insurance ("COLI") policies issued by Hartford Life Insurance Company and its affiliates (collectively "Hartford Life"); and IRS-qualified investment plans, such as employer-sponsored retirement plans. With the exception of participants in a relatively small number of qualified investment plans (representing a small percentage of the assets of the funds), individual investors do not participate directly in the funds through ownership of fund shares. Rather, the overwhelming majority of participants invest in separate accounts maintained by Hartford Life in connection with its variable annuity and life insurance products, which in turn invest in the funds. In all cases, exchange activity among the funds occurs on an omnibus basis, which limits the ability of the funds, themselves, to monitor or restrict the trading practices of individual investors in a meaningful way. Hartford Life has the ability to monitor and restrict trading practices of individual investors in most, but not all, cases.

In addition to these limitations on the funds' ability to monitor and restrict individual trading practices, the varied mechanisms for participation in the funds prevent the funds from establishing policies for market timing and abusive trading that are enforceable on equal terms with respect to all direct and indirect investors in the funds. Older versions of individual variable-annuity contracts issued by Hartford Life, for example, do not include terms that would expressly permit Hartford Life to impose strict numeric limitations on the number of exchanges that a contract holder can make during a specified time period or redemption fees on short-term trading activity. These contracts have not been sold by Hartford Life since the 1980's, but holders of these contracts remain invested in Hartford Life's separate accounts, which in turn invest in the funds. Further, many of the existing plan documents and agreements with third-party administrators for omnibus accounts do not contain terms that would enable the funds, Hartford Life, or the plan sponsors to impose trading restrictions upon individual participants in those plans who may be deemed to be market timers or abusive traders.

The Boards of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds' policy is to discourage investors from trading in a fund's shares in an excessive manner that would be harmful to long-term investors by requiring Hartford Life to establish internal procedures that are reasonably designed to decrease the attractiveness of the funds to market timers and to impose reasonable restrictions on frequent purchases and redemptions of fund shares to the extent practicable. In addition, it is the funds' policy to require the funds' sub-advisers to establish internal procedures pursuant to which portfolio managers are required to report to Hartford Life any cash flow activities in the funds that, in the reasonable judgment of the portfolio manager, are reasonably likely to affect adversely the management or performance of a fund. Once a portfolio manager reports such activities to Hartford Life, Hartford Life will identify all investors who transferred in or out of that fund on the day or days identified by the portfolio manager. Hartford Life will then review the list to determine whether the transfer activity violates the policies and procedures adopted by the applicable Board of Directors with respect to frequent purchase and redemption of fund shares. Where Hartford Life cannot directly restrict the practices of an investor, Hartford Life will work with the appropriate financial intermediary to do so. The funds reserve the right, in their sole discretion, to reject any purchase request that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the request or previous excessive trading activity, but have no obligation to do so. No system for prevention and detection of market timing and other abusive trading activities can be expected to eliminate all such activities.

Hartford Life has developed and employs the following procedures with respect to restrictions on trading:

Individual Variable Annuity and Variable Life Products. Hartford Life presently sells only individual variable annuity contracts and individual variable life insurance policies that include contractual language reserving for Hartford Life the right to restrict abusive trading activities and to revoke the exchange privileges of abusive traders. In addition, currently sold variable annuity contracts and variable life insurance policies contain terms that permit Hartford Life to limit the means by which contract holders and policy holders may conduct exchanges. Under Hartford Life's internal policies and procedures, any contract owner or policy holder who conducts in excess of twenty (20) exchanges in one policy/contract year is deemed to be an "Excessive Trader" for the remainder of the policy/contract year. With respect to any currently sold contract or policy, an Excessive Trader may only conduct exchanges in writing by U.S. mail or overnight delivery.

Although subject to the Excessive Trader restrictions described above, Hartford Life's older Director I and Director II variable annuity contracts, which were sold in the 1980's, do not contain language expressly reserving for Hartford Life the right to restrict abusive trading activities and to revoke the exchange privileges of abusive traders. These contracts are no longer sold by Hartford Life, but holders of these contracts remain invested in Hartford Life's separate accounts, which in turn invest in shares of the funds.

COLI Products. With respect to COLI products offering investments in Hartford Life's Separate Accounts that participate in the funds, Hartford Life imposes numeric restrictions on the frequency with which a contract holder may reallocate investment options. These restrictions vary by contract from four reallocations per contract year to those that permit twelve reallocations per contract year. In 2005, none of the COLI contract holders exceeded their respective reallocation limit.

Group Annuity Products. With respect to group annuity products offering investments in Hartford Life's Separate Accounts that invest in shares of the funds, Hartford Life serves as third-party administrator for the groups and, as such, has access to information concerning individual trading activity. Each group, however, maintains plan documents that govern the rights and obligations of plan participants and, accordingly, limits the ability of Hartford Life to restrict individual trading activity. Hartford Life is using reasonable efforts to work with plan sponsors to modify administrative services agreements between Hartford Life and the plans, as well as plan documents, in ways to enable Hartford Life to impose abusive trading restrictions that are reasonably designed to be as effective as those set forth above for individual variable annuity and variable life policyholders. Nonetheless, Hartford Life's ability to identify and deter frequent purchases and redemptions through omnibus accounts is limited, and success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the third-party administrators and plan sponsors.

Omnibus Accounts Participating Directly in the Funds. Unlike the Group Annuity context discussed above, Hartford Life does not serve as a third-party administrator with respect to the omnibus accounts participating directly in the funds. Because Hartford Life receives orders from these omnibus accounts on an aggregated basis, Hartford Life is substantially limited in its ability to identify or deter Excessive Traders or other abusive traders. Most omnibus accounts that participate directly in the funds offer no more than one of the funds to their plan participants and, at present, none offers more than three funds. Under these circumstances, Hartford Life is not in a position to require the third-party administrators and plan sponsors for these accounts to institute specific trade restrictions that are unique to the funds. Hartford Life does, however, use reasonable efforts to work with the third-party administrators or plan sponsors to establish and maintain reasonable internal controls and procedures for limiting exchange activity in a manner that is consistent with the funds' prospectus disclosure and reasonably designed to ensure compliance with applicable rules relating to customer order handling and abusive trading practices. Nonetheless, Hartford Life's ability to identify and deter frequent purchases and redemptions through omnibus accounts is limited, and success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the third-party administrators and plan sponsors.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds' shares is determined each

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day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities will be a part of the funds' defenses against harmful excessive trading in fund shares. For additional information concerning the funds' fair-value procedures, please refer to "Determination of Net Asset Value" found earlier in the prospectus.

FEDERAL INCOME TAXES

For federal income tax purposes, each fund is treated as a separate taxpayer. Each fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, as amended. By so qualifying, a fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the Accounts or Plans. Further, each fund intends to meet certain diversification requirements applicable to mutual funds underlying variable contracts.

Under current law, Plan participants and owners of variable contracts which have invested in a fund are not subject to federal income tax on fund earnings and distributions or on gains realized upon the sale or redemption of fund shares until such amounts are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable contracts, see the prospectus or other disclosure document for such contract.

For more information about the tax status of the funds, see "Taxes" in the SAI.

VARIABLE CONTRACT OWNER VOTING RIGHTS

With regard to fund matters for which the 1940 Act requires a shareholder vote, shares held by the Accounts are generally voted in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote. With respect to a fund that is an investment portfolio of Hartford Series Fund, Inc. or Hartford HLS Series Fund II, Inc., votes are counted on an aggregate basis for such corporate entity except as to matters where the interests of funds differ (such as approval of an investment management agreement or a change in a fund's fundamental investment policies). In such cases, the voting is on a fund-by-fund basis. Matters that affect only one class of shares of a fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class of the fund. Fractional shares are counted. Shares held by an Account for which no instructions are received are generally voted for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received.

PLAN PARTICIPANT VOTING RIGHTS

With regard to fund matters for which the 1940 Act requires a shareholder vote, Plan trustees generally vote fund shares held by their Plans either in their own discretion or in accordance with instructions from Plan participants.

PERFORMANCE RELATED INFORMATION

The funds may advertise performance related information. Performance information about a fund is based on the fund's past performance only and is no indication of future performance.

Each fund may include its total return in advertisements or other sales material. When a fund advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant period if the fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions).

Money Market HLS Fund may advertise yield and effective yield. The yield is based upon the income earned by the fund over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in fund shares and thus compounded in the course of a 52-week period.

The funds are offered exclusively through variable insurance products and to certain qualified retirement plans. Performance information presented for the funds should not be compared directly with performance information of other insurance products or retirement plans without taking into account charges and expenses payable with respect to these insurance products or retirement plans. Such charges and expenses are not reflected in the funds' performance information and will reduce an investor's return under the insurance products or retirement plans.


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

DISTRIBUTOR, CUSTODIAN AND TRANSFER AGENT

Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, CT 06089, serves as distributor to the funds.

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian of each fund's assets.

Hartford Investor Services Company, LLC, 200 Hopmeadow Street, Simsbury, CT 06089, serves as Transfer and Dividend Disbursing Agent for the funds.


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

FINANCIAL HIGHLIGHTS

The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2002 through December 31, 2005 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request. The information for the period ended December 31, 2001 has been audited by the funds' former independent registered public accounting firm. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance.

HARTFORD ADVISERS HLS FUND

                                                       CLASS 1A - PERIODS ENDED:

                                  12/31/05         12/31/04        12/31/03    12/31/02      12/31/01
                                 ----------       ----------     -----------  ----------   -----------
PER SHARE OPERATING PERFORMANCE
Net asset value,
   beginning of period(a)        $    23.04       $    22.67     $     19.59  $    23.44   $     26.65
Net investment income
   (loss)(a)                           0.54             0.51            0.42        0.51          0.64
Net realized and
   unrealized gain (loss)
   on investments(a)                   1.12             0.33            3.18       (4.10)        (1.85)
                                 ----------       ----------     -----------  ----------   -----------
Total from investment
   operations(a)                       1.66             0.84            3.60       (3.59)        (1.21)
Less distributions:
   Dividends from net
      investment income(a)            (0.77)           (0.47)          (0.52)      (0.26)        (0.73)
   Distributions from net
      realized gain on
      investments(a)                  (1.04)              --              --          --         (1.27)
   Distributions from
   capital(a)                         (0.36)              --              --          --            --
                                 ----------       ----------     -----------  ----------   -----------
Total distributions(a)                (2.17)           (0.47)          (0.52)      (0.26)        (2.00)
                                 ----------       ----------     -----------  ----------   -----------
Net increase (decrease)
   in net asset value(a)              (0.51)            0.37            3.08       (3.85)        (3.21)
Net asset value, end of
   period(a)                     $    22.53       $    23.04     $     22.67  $    19.59   $     23.44
                                 ==========       ==========     ===========  ==========   ===========
TOTAL RETURN(b)                        7.24%            3.74%          18.49%     (13.79%)       (4.64%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of
   period (in thousands)         $8,157,354       $9,699,374     $10,358,449  $9,249,397   $11,836,564
Ratio of expenses to
   average net assets(c)               0.65%(d,e)       0.67%(d)        0.67%       0.67%         0.66%
Ratio of net investment
   income (loss) to
   average net assets                  1.96%            2.16%           2.03%       2.29%         2.51%
Portfolio turnover
   rate(f)                               89%              36%             48%         47%           34%

(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(c)  Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.64% for the period ended December 31, 2005 and 0.66% for the period ended December 31, 2004.

(e) From May 1, 2005 through October 31, 2005, the fund's investment manager voluntarily agreed to waive 0.03% of the management fees. Without this waiver, the ratio of expenses to average net assets would have been higher.

(f) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD DISCIPLINED EQUITY HLS FUND

                                                 CLASS IA - PERIODS ENDED:

                                  12/31/05      12/31/04     12/31/03  12/31/02   12/31/01
                                 ----------     --------     --------  --------   --------
PER SHARE OPERATING PERFORMANCE
Net asset value,
   beginning of period(a)        $    12.02     $  11.20     $   8.80  $  11.72   $  13.26
Net investment income
   (loss)(a)                           0.12         0.16         0.07      0.05       0.06
Net realized and
   unrealized gain (loss) on
   investments(a)                      0.67         0.79         2.45     (2.97)     (1.10)
                                 ----------     --------     --------  --------   --------
Total from investment
   operations(a)                       0.79         0.95         2.52     (2.92)     (1.04)
Less distributions:
   Dividends from net
      investment income(a)            (0.15)       (0.13)       (0.12)       --         --
   Distributions from net
      realized gain on
      investments(a)                     --           --           --        --      (0.50)
   Distributions from
      capital(a)                         --           --           --        --         --
                                 ----------     --------     --------  --------   --------
Total distributions(a)                (0.15)       (0.13)       (0.12)       --      (0.50)
                                 ----------     --------     --------  --------   --------
Net increase (decrease)
   in net asset value(a)               0.64         0.82         2.40     (2.92)     (1.54)
Net asset value, end of
   period(a)                     $    12.66     $  12.02     $  11.20  $   8.80   $  11.72
                                 ==========     ========     ========  ========   ========
TOTAL RETURN(b)                        6.58%        8.41%       28.82%   (24.65%)    (8.02%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
   (in thousands)                $1,019,703     $770,938     $685,888  $460,807   $416,013
Ratio of expenses to
   average net assets(c)               0.74%(d)     0.75%(d)     0.78%     0.79%      0.79%
Ratio of net investment
   income (loss) to average
   net assets                          1.07%        1.53%        0.89%     0.65%      0.54%
Portfolio turnover rate(e)               58%          62%          73%       92%        85%

(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(c)  Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.72% for the period ended December 31, 2005 and 0.74% for the period ended December 31, 2004.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD DIVIDEND AND GROWTH HLS FUND

                                                        CLASS IA - PERIODS ENDED:

                                   12/31/05        12/31/04        12/31/03     12/31/02      12/31/01
                                  ----------      ----------      ----------   ----------    ----------
PER SHARE OPERATING PERFORMANCE
Net asset value,
   beginning of period(a)         $    20.83      $    18.77      $    15.09   $    18.80    $    21.24
Net investment income
   (loss)(a)                            0.36            0.32            0.24         0.25          0.31
Net realized and
   unrealized gain (loss)
   on investments(a)                    0.87            2.01            3.79        (3.64)        (1.14)
                                  ----------      ----------      ----------   ----------    ----------
Total from investment
   operations(a)                        1.23            2.33            4.03        (3.39)        (0.83)
Less distributions:
   Dividends from net
      investment income(a)             (0.40)          (0.27)          (0.25)       (0.23)        (0.30)
   Distributions from net
      realized gain on
      investments(a)                   (0.92)             --           (0.10)       (0.09)        (1.31)
   Distributions from
      capital(a)                          --              --              --           --            --
                                  ----------      ----------      ----------   ----------    ----------
Total distributions(a)                 (1.32)          (0.27)          (0.35)       (0.32)        (1.61)
                                  ----------      ----------      ----------   ----------    ----------
Net increase (decrease)
   in net asset value(a)               (0.09)           2.06            3.68        (3.71)        (2.44)
Net asset value, end of
   period(a)                      $    20.74      $    20.83      $    18.77   $    15.09    $    18.80
                                  ==========      ==========      ==========   ==========    ==========
TOTAL RETURN(b)                         5.96%          12.42%          26.80%      (14.23%)       (4.04%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of
   period (in thousands)          $4,978,773      $4,719,663      $3,927,415   $2,810,675    $3,190,773
Ratio of expenses to
   average net assets(c)                0.67%(d)        0.68%(d)        0.69%        0.69%         0.68%
Ratio of net investment
   income (loss) to average
   net assets                           1.70%           1.73%           1.61%        1.56%         1.66%
Portfolio turnover rate(e)                26%             27%             31%          43%           61%

(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(c)  Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.66% for the period ended December 31, 2005 and 0.67% for the period ended December 31, 2004.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD EQUITY INCOME HLS FUND

                                                      CLASS IA - PERIODS ENDED:

                                                                              10/31/03-
                                             12/31/05         12/31/04       12/31/03(a)
                                             --------        ----------      -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period         $  11.64        $    10.75      $   10.00
Net investment income (loss)                     0.21              0.12           0.02
Net realized and unrealized gain (loss)
   on investments                                0.36              0.89           0.75
                                             --------        ----------      ---------
Total from investment operations                 0.57              1.01           0.77
Less distributions:
   Dividends from net investment income         (0.20)            (0.12)         (0.02)
   Distributions from net realized gain on
      investments                                  --                --             --
   Distributions from capital                      --                --             --
                                             --------        ----------      ---------
Total distributions                             (0.20)            (0.12)         (0.02)
Net increase (decrease) in net asset value       0.37              0.89           0.75
Net asset value, end of period               $  12.01        $    11.64      $   10.75
                                             ========        ==========      =========
TOTAL RETURN(b)                                  4.81%             9.43%          7.65%(c)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)     $231,151        $   90,197      $   8,511
Ratio of expenses to average net assets(d)       0.76%(e,f)        0.90%(e)       1.13%(g)
Ratio of net investment income (loss) to
   average net assets                            2.27%             1.99%          1.50%
Portfolio turnover rate(h)                         21%               18%             2%

(a) The fund was declared effective by the Securities and Exchange Commission on October 31, 2003.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(c)  Not annualized.

(d)  Ratios do not reflect reductions for expense offsets.

(e) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.75% for the period ended December 31, 2005 and 0.88% for the period ended December 31, 2004.

(f) During this time period, the fund's investment manager voluntarily agreed to waive 0.10% of the management fees. Without this waiver, the ratio of expenses to average net assets would have been higher.

(g)  Annualized.

(h) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD FOCUS HLS FUND

                                                    CLASS IA - PERIODS ENDED:

                                                                                     4/30/01-
                                  12/31/05       12/31/04     12/31/03   12/31/02   12/31/01(a)
                                  --------       --------     --------   --------   -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning
   of period(b)                   $ 10.18        $  9.90      $  7.74    $ 10.38    $ 10.00
Net investment income
   (loss)(b)                         0.10           0.10         0.03       0.03       0.02
Net realized and
   unrealized gain (loss) on
   investments(b)                    0.87           0.21         2.16      (2.66)      0.38
                                  -------        -------      -------    -------    -------
Total from investment
   operations(b)                     0.97           0.31         2.19      (2.63)      0.40
Less distributions:
   Dividends from net
      investment income(b)          (0.19)         (0.03)       (0.03)        --      (0.02)
   Distributions from net
      realized gain on
      investments(b)                (0.40)            --           --      (0.01)        --
   Distributions from
      capital(b)                       --             --           --         --         --
                                  -------        -------      -------    -------    -------
Total distributions(b)              (0.59)         (0.03)       (0.03)     (0.01)     (0.02)
                                  -------        -------      -------    -------    -------
Net increase (decrease) in
   net asset value(b)                0.38           0.28         2.16      (2.64)      0.38
Net asset value, end of
   period(b)                      $ 10.56        $ 10.18      $  9.90    $  7.74    $ 10.38
                                  =======        =======      =======    =======    =======
TOTAL RETURN(c)                      9.88%          3.16%       28.37%    (24.59%)     3.94%(d)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
   (in thousands)                 $52,679        $49,519      $49,891    $35,237    $32,968
Ratio of expenses to
   average net assetse               0.91%(f,g)     0.90%(f)     0.90%      0.88%      0.95%(h)
Ratio of net investment
   income (loss) to average
   net assets                        0.77%          1.06%        0.40%      0.40%      0.47%(h)
Portfolio turnover rate(i)            136%           111%         129%       212%       113%

(a) The fund was declared effective by the Securities and Exchange Commission on April 30, 2001.

(b) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(c) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(d)  Not annualized.

(e)  Ratios do not reflect reductions for expense offsets.

(f) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.89% for the period ended December 31, 2005 and 0.86% for the period ended December 31, 2004.

(g) Effective November 1, 2005, the fund's investment manager voluntarily agreed to waive 0.10% of the management fees. Without this waiver, the ratio of expenses to average net assets would have been higher.

(h)  Annualized.

(i) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD GLOBAL ADVISERS HLS FUND

                                                   CLASS IA - PERIODS ENDED:

                                  12/31/05      12/31/04      12/31/03   12/31/02    12/31/01
                                  --------      --------      --------   --------    --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning
   of period(a)                   $  12.53      $  11.15      $   9.16   $  10.07    $  11.49
Net investment income
   (loss)(a)                          0.21          0.19          0.12      (0.50)       0.23
Net realized and
   unrealized gain (loss) on
   investments(a)                     0.20          1.19          1.95      (0.41)      (0.94)
                                  --------      --------      --------   --------    --------
Total from investment
   operations(a)                      0.41          1.38          2.07      (0.91)      (0.71)
Less distributions:
   Dividends from net
      investment income(a)           (0.46)           --         (0.08)        --       (0.08)
   Dividends in excess of net
      investment income(a)              --            --            --         --          --
   Distributions from net
      realized gain on
      investments(a)                    --            --            --         --       (0.63)
   Distributions from
      capital(a)                        --            --            --         --          --
                                  --------      --------      --------   --------    --------
Total distributions(a)               (0.46)           --         (0.08)        --       (0.71)
                                  --------      --------      --------   --------    --------
Net increase (decrease) in
   net asset value(a)                (0.05)         1.38          1.99      (0.91)      (1.42)
Net asset value, end of
   period(a)                      $  12.48      $  12.53      $  11.15   $   9.16    $  10.07
                                  ========      ========      ========   ========    ========
TOTAL RETURN(b)                       3.37%        12.38%        22.26%     (8.95%)     (6.25%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
   (in thousands)                 $332,169      $362,757      $312,492   $269,329    $331,784
Ratio of expenses to
   average net assets(c)              0.83%(d)      0.84%(d)      0.84%      0.83%       0.86%
Ratio of net investment
   income (loss) to average
   net assets                         1.59%         1.27%         1.26%      2.05%       2.21%
Portfolio turnover rate(e)             502%          511%          452%       288%        346%

(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(c)  Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.77% for the period ended December 31, 2005 and 0.78% for the period ended December 31, 2004.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD GLOBAL LEADERS HLS FUND

                                                   CLASS IA - PERIODS ENDED:

                                  12/31/05       12/31/04       12/31/03   12/31/02    12/31/01
                                  --------      ----------      --------   --------    --------
PER SHARE OPERATING PERFORMANCE
Net asset value,
   beginning of period(a)         $  18.41      $    15.53      $  11.50   $  14.43    $  17.59
Net investment income
   (loss)(a)                          0.14            0.12          0.07       0.13        0.11
Net realized and
   unrealized gain (loss) on
   investments(a)                     0.33            2.85          4.02      (2.95)      (3.02)
                                  --------      ----------      --------   --------    --------
Total from investment
   operations(a)                      0.47            2.97          4.09      (2.82)      (2.91)
Less distributions:
   Dividends from net
      investment income(a)           (0.14)          (0.09)        (0.06)     (0.11)      (0.08)
   Distributions from net
      realized gain on
      investments(a)                    --              --            --         --       (0.17)
   Distributions from
      capital(a)                        --              --            --         --          --
                                  --------      ----------      --------   --------    --------
Total distributions(a)               (0.14)          (0.09)        (0.06)     (0.11)      (0.25)
                                  --------      ----------      --------   --------    --------
Net increase (decrease)
   in net asset value(a)              0.33            2.88          4.03      (2.93)      (3.16)
Net asset value, end of
   period(a)                      $  18.74      $    18.41      $  15.53   $  11.50    $  14.43
                                  ========      ==========      ========   ========    ========
TOTAL RETURN(b)                       2.59%          19.19%        35.57%    (19.51%)    (16.58%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
   (in thousands)                 $935,539      $1,004,850      $728,049   $544,901    $484,661
Ratio of expenses to
   average net assets(c)              0.77%(d)        0.78%(d)      0.80%      0.81%       0.81%
Ratio of net investment
   income (loss) to average
   net assets                         0.74%           0.83%         0.54%      1.06%       0.71%
Portfolio turnover rate(e)             262%            255%          292%       324%        363%

(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(c)  Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.68% for the period ended December 31, 2005 and 0.68% for the period ended December 31, 2004.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD GROWTH HLS FUND

                                                    CLASS IA - PERIODS ENDED:

                                                                                4/30/02-
                                       12/31/05      12/31/04      12/31/03    12/31/02(a)
                                       --------      --------      --------    -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period   $  12.47      $  11.66      $   8.66    $ 10.00
Net investment income (loss)               0.02          0.01         (0.01)        --
Net realized and unrealized gain
(loss) on investments                      0.53          1.39          2.85      (1.34)
                                       --------      --------      --------    -------
Total from investment operations           0.55          1.40          2.84      (1.34)
Less distributions:
   Dividends from net investment
      income                                 --            --            --         --
   Distributions from net realized
      gain on investments                 (0.48)        (0.09)        (0.34)        --
   Distributions from capital                --            --            --         --
                                       --------      --------      --------    -------
Total distributions                       (0.48)        (0.09)        (0.34)        --
                                       --------      --------      --------    -------
Net increase (decrease) in net
asset value                                0.07          1.31          2.50      (1.34)
Net asset value, end of period         $  12.54      $  12.47      $  11.16    $  8.66
                                       ========      ========      ========    =======
TOTAL RETURN(b)                            4.67%        12.49%        32.81%    (13.43%)(c)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
   thousands)                          $345,558      $249,473      $127,944    $13,452
Ratio of expenses to average net
   assets(d)                               0.84%(e)      0.86%(e)      0.88%      0.99%(f)
Ratio of net investment income
   (loss) to average net assets            0.02%         0.09%        (0.20%)    (0.01%)(f)
Portfolio turnover rate(g)                   76%           79%          111%        76%

(a)  The fund commenced operations on April 30, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(c)  Not annualized.

(d)  Ratios do not reflect reductions for expense offsets.

(e) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.82% for the period ended December 31, 2005 and 0.83% for the period ended December 31, 2004.

(f)  Annualized.

(g) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD GROWTH OPPORTUNITIES HLS FUND

                                                    CLASS IA - PERIODS ENDED:

                                   12/31/05       12/31/04      12/31/03    12/31/02   12/31/01
                                  ----------      --------      --------    --------   --------
PER SHARE OPERATING PERFORMANCE
Net asset value,
   beginning of period            $    27.63      $  23.57      $  16.40    $  22.66   $  40.66
Net investment income
   (loss)                               0.12          0.05         (0.01)      (0.03)        --
Net realized and
   unrealized gain (loss) on
   investments                          4.36          4.01          7.18       (6.23)     (9.21)
                                  ----------      --------      --------    --------   --------
Total from investment
   operations                           4.48          4.06          7.17       (6.26)     (9.21)
Less distributions:
   Dividends from net
      investment income                (0.06)           --            --          --         --
   Distributions from net
      realized gain on
      investments                      (1.98)           --            --          --      (8.79)
   Distributions from capital             --            --            --          --         --
                                  ----------      --------      --------    --------   --------
Total distributions                    (2.04)           --            --          --      (8.79)
                                  ----------      --------      --------    --------   --------
Net increase (decrease)
   in net asset value                   2.44          4.06          7.17       (6.26)    (18.00)
Net asset value, end of
   period                         $    30.07      $  27.63      $  23.57    $  16.40   $  22.66
                                  ==========      ========      ========    ========   ========
TOTAL RETURN(a)                        16.31%        17.18%        43.79%     (27.65%)   (22.85%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
   (in thousands)                 $1,012,774      $848,674      $696,900    $478,045   $755,068
Ratio of expenses to
   average net assets(b)                0.64%(c)      0.63%(c)      0.64%       0.66%      0.65%
Ratio of net investment
   income (loss) to average
   net assets                           0.33%         0.23%        (0.05%)     (0.16%)    (0.01%)
Portfolio turnover rate(d)               140%          137%          145%        189%       228%

(a) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(b)  Ratios do not reflect reductions for expense offsets.

(c) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.58% for the period ended December 31, 2005 and 0.57% for the period ended December 31, 2004.

(d) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD HIGH YIELD HLS FUND

                                                                              CLASS IA - PERIODS ENDED:

                                                            12/31/05         12/31/04      12/31/03   12/31/02   12/31/01
                                                            --------         --------      --------   --------   --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)                     $  10.26         $  10.06      $   8.49   $   9.64   $   9.39
Net investment income (loss)(a)                                 0.79             0.58          0.19       0.63       0.78
Net realized and unrealized gain (loss) on investments(a)      (0.58)            0.12          1.75      (1.73)     (0.52)
                                                            --------         --------      --------   --------   --------
Total from investment operations(a)                             0.21             0.70          1.94      (1.10)      0.26
Less distributions:
   Dividends from net investment income(a)                     (0.67)           (0.50)        (0.37)     (0.05)     (0.01)
   Distributions from net realized gain on investments(a)         --               --            --         --         --
   Distributions from capital(a)                                  --               --            --         --         --
                                                            --------         --------      --------   --------   --------
Total distributions(a)                                         (0.67)           (0.50)        (0.37)     (0.05)     (0.01)
                                                            --------         --------      --------   --------   --------
Net increase (decrease) in net asset value(a)                  (0.46)            0.20          1.57      (1.15)      0.25
Net asset value, end of period(a)                           $   9.80         $  10.26      $  10.06   $   8.49   $   9.64
                                                            ========         ========      ========   ========   ========
TOTAL RETURN(b)                                                 2.13%            7.40%        23.18%     (6.89%)     2.69%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                    $443,859         $518,881      $481,315   $200,017   $127,044
Ratio of expenses to average net assets(c)                      0.76%(d,e)       0.77%(d)      0.78%      0.82%      0.81%
Ratio of net investment income (loss) to average net
   assets                                                       6.51%            6.31%         7.00%      9.33%      9.70%
Portfolio turnover rate(f)                                       138%              92%           44%        60%        63%
Current Yield(g)                                                7.26%            5.43%         6.11%      9.18%     10.89%

(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(c)  Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.76% for the period ended December 31, 2005 and 0.77% for the period ended December 31, 2004.

(e) Effective November 1, 2005, the fund's investment manager voluntarily agreed to waive 0.05% of the management fees. Without this waiver, the ratio of expenses to average net assets would have been higher.

(f) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(g) The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. This figure has not been audited.

HARTFORD INDEX HLS FUND

                                                                       CLASS IA - PERIODS ENDED:

                                                 12/31/05          12/31/04        12/31/03     12/31/02      12/31/01
                                                ----------        ----------      ----------   ----------    ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)         $    32.17        $    29.60      $    23.46   $    31.81    $    37.25
Net investment income (loss)(a)                       0.51              0.50            0.36         0.32          0.31
Net realized and unrealized gain (loss) on
   investments(a)                                     0.90              2.56            6.23        (8.29)        (4.87)
                                                ----------        ----------      ----------   ----------    ----------
Total from investment operations(a)                   1.41              3.06            6.59        (7.97)        (4.56)
Less distributions:
   Dividends from net investment income(a)           (0.61)            (0.39)          (0.37)       (0.28)        (0.29)
   Distributions from net realized gain on
      investments(a)                                 (1.00)            (0.10)          (0.08)       (0.10)        (0.59)
   Distributions from capital(a)                        --                --              --           --            --
                                                ----------        ----------      ----------   ----------    ----------
Total distributions(a)                               (1.61)            (0.49)          (0.45)       (0.38)        (0.88)
                                                ----------        ----------      ----------   ----------    ----------
Net increase (decrease) in net asset value(a)        (0.20)             2.57            6.14        (8.35)        (5.44)
Net asset value, end of period(a)               $    31.97        $    32.17      $    29.60   $    23.46    $    31.81
                                                ==========        ==========      ==========   ==========    ==========
TOTAL RETURN(b)                                       4.50%            10.39%          28.13%      (22.45%)      (12.31%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)        $1,701,424        $1,973,470      $1,934,490   $1,553,260    $1,976,361
Ratio of expenses to average net assets(c)            0.42%(d,e)        0.44%(d)        0.44%        0.44%         0.43%
Ratio of net investment income (loss) to
   average net assets                                 1.46%             1.60%           1.40%        1.18%         0.91%
Portfolio turnover rate(f)                               5%                5%              3%          15%            5%

(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(c)  Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.42% for the period ended December 31, 2005 and 0.44% for the period ended December 31, 2004.

(e) Effective November 1, 2005, the fund's investment manager voluntarily agreed to waive 0.10% of the management fees. Without this waiver, the ratio of expenses to average net assets would have been higher.

(f) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

FINANCIAL HIGHLIGHTS

HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND

                                                      CLASS IA - PERIODS ENDED:

                                                                                      4/30/01-
                                  12/31/05      12/31/04      12/31/03   12/31/02   12/31/01(a)
                                  --------      --------      --------   --------   -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning
   of period(b)                   $  12.45      $  10.20      $  7.09    $  8.59    $ 10.00
Net investment income
   (loss)(b)                          0.11          0.05           --       0.03       0.01
Net realized and
   unrealized gain (loss) on
   investments(b)                     0.60          2.44         3.61      (1.51)     (1.41)
                                  --------      --------      -------    -------    -------
Total from investment
   operations(b)                      0.71          2.49         3.61      (1.48)     (1.40)
Less distributions:
   Dividends from net
      investment income(b)           (0.10)           --           --      (0.02)     (0.01)
   Distributions from net
      realized gain on
      investments(b)                 (0.58)        (0.24)       (0.50)        --         --
   Distributions from
      capital(b)                        --            --           --         --         --
                                  --------      --------      -------    -------    -------
Total distributions(b)               (0.68)        (0.24)       (0.50)     (0.02)     (0.01)
                                  --------      --------      -------    -------    -------
Net increase (decrease) in
   net asset value(b)                 0.03          2.25         3.11      (1.50)     (1.41)
Net asset value, end of
   period(b)                      $  12.48      $  12.45      $ 10.20    $  7.09    $  8.59
                                  ========      ========      =======    =======    =======
TOTAL RETURN(c)                       6.16%        24.72%       51.02%    (17.21%)   (13.98%)(d)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
   (in thousands)                 $370,555      $208,703      $67,147    $21,368    $ 9,969
Ratio of expenses to
   average net assets(e)              0.93%(f)      0.97%(f)     1.01%      1.26%      1.00% (g)
Ratio of net investment
   income (loss) to average
   net assets                         1.05%         0.86%        0.23%      0.59%      0.42%(g)
Portfolio turnover rate(h)             179%          215%         244%       285%       191%

(a) The fund was declared effective by the Securities and Exchange Commission on April 30, 2001.

(b) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(c) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(d)  Not annualized.

(e)  Ratios do not reflect reductions for expense offsets.

(f) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.86% for the period ended December 31, 2005 and 0.89% for the period ended December 31, 2004.

(g)  Annualized.

(h) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

                                                     CLASS IA - PERIODS ENDED:

                                   12/31/05        12/31/04        12/31/03   12/31/02    12/31/01
                                  ----------      ----------      ---------   --------    --------
PER SHARE OPERATING PERFORMANCE
Net asset value,
   beginning of period(a)         $    11.86      $    10.11      $   7.66    $   9.53    $  13.64
Net investment income
   (loss)(a)                            0.14            0.10          0.09        0.17        0.12
Net realized and
   unrealized gain (loss) on
   investments(a)                       1.59            1.73          2.44       (1.94)      (2.61)
                                  ----------      ----------      --------    --------    --------
Total from investment
   operations(a)                        1.73            1.83          2.53       (1.77)      (2.49)
Less distributions:
   Dividends from net
      investment income(a)                --           (0.08)        (0.08)      (0.10)      (0.01)
   Distributions from net
      realized gain on
      investments(a)                      --              --            --          --       (1.61)
   Distributions from
      capital(a)                          --              --            --          --          --
                                  ----------      ----------      --------    --------    --------
Total distributions(a)                    --           (0.08)        (0.08)      (0.10)      (1.62)
                                  ----------      ----------      --------    --------    --------
Net increase (decrease)
   in net asset value(a)                1.73            1.75          2.45       (1.87)      (4.11)
Net asset value, end of
   period(a)                      $    13.59      $    11.86      $  10.11    $   7.66    $   9.53
                                  ==========      ==========      ========    ========    ========
TOTAL RETURN(b)                        14.62%          18.08%        33.10%     (17.93%)    (18.73%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
   (in thousands)                 $1,251,426      $1,054,884      $823,760    $646,903    $941,934
Ratio of expenses to
   average net assets(c)                0.78%(d)        0.80%(d)      0.83%       0.81%       0.81%
Ratio of net investment
   income (loss) to average
   net assets                           1.22%           1.13%         1.08%       1.23%       1.10%
Portfolio turnover rate(e)               120%            142%          144%        161%        144%

(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(c)  Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.74% for the period ended December 31, 2005 and 0.74% for the period ended December 31, 2004.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND


                                                    CLASS IA - PERIODS ENDED:

                                                                                     4/30/01-
                                  12/31/05      12/31/04     12/31/03   12/31/02   12/31/01(a)
                                  --------      --------     --------   --------   -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning
   of period(b)                   $  14.52       $ 12.62      $  8.89    $  9.39        $10.00
Net investment income
   (loss)(b)                          0.11          0.16         0.09       0.02          0.05
Net realized and
   unrealized gain (loss) on
   investments(b)                     2.44          1.96         4.68      (0.52)        (0.64)
                                  --------       -------      -------    -------        ------
Total from investment
   operations(b)                      2.55          2.12         4.77      (0.50)        (0.59)
Less distributions:
   Dividends from net
      investment income(b)           (0.38)           --        (0.11)        --         (0.02)
   Distributions from net
      realized gain on
      investments(b)                 (1.85)        (0.22)       (0.93)        --            --
   Distributions from
      capital(b)                        --            --           --         --            --
                                  --------       -------      -------    -------        ------
Total distributions(b)               (2.23)        (0.22)       (1.04)        --         (0.02)
                                  --------       -------      -------    -------        ------
Net increase (decrease) in
   net asset value(b)                 0.32          1.90         3.73      (0.50)        (0.61)
Net asset value, end of
   period(b)                      $  14.84       $ 14.52      $ 12.62    $  8.89        $ 9.39
                                  ========       =======      =======    =======        ======
TOTAL RETURN(c)                      18.60%        16.96%       53.73%     (5.08%)       (5.98%)(d)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
   (in thousands)                 $193,712       $84,012      $44,088    $16,722        $4,373
Ratio of expenses to
   average net assetse                1.00%(f)      1.08%(f)     1.23%      1.71%         1.00%(g)
Ratio of net investment
   income (loss) to average
   net assets                         1.19%        1.53%        1.35%      0.23%     1.01%(g)
Portfolio turnover rated(h)             95%         119%         150%       183%      168%

(a) The fund was declared effective by the Securities and Exchange Commission on April 30, 2001.

(b) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(c) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(d)  Not annualized.

(e)  Ratios do not reflect reductions for expense offsets.

(f) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.97% for the period ended December 31, 2005 and 1.01% for the period ended December 31, 2004.

(g)  Annualized.

(h) Portfolio turnover rate calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD MONEY MARKET HLS FUND

                                                        CLASS IA - PERIODS ENDED:

                                    12/31/05        12/31/04        12/31/03     12/31/02     12/31/01
                                   ----------      ----------      ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value,
   beginning of period             $     1.00      $     1.00      $     1.00   $     1.00   $     1.00
Net investment income
   (loss)                                0.03              --            0.01         0.01         0.04
Net realized and
   unrealized gain (loss)
   on investments                          --              --              --           --           --
                                   ----------      ----------      ----------   ----------   ----------
Total from investment
   operations                            0.03              --            0.01         0.01         0.04
Less distributions:
   Dividends from net
      investment income                 (0.03)             --           (0.01)       (0.01)       (0.04)
   Distributions from net
      realized gain on
      investments                          --              --              --           --           --
   Distributions from
      capital                              --              --              --           --           --
                                   ----------      ----------      ----------   ----------   ----------
Total distributions                     (0.03)             --           (0.01)       (0.01)       (0.04)
                                   ----------      ----------      ----------   ----------   ----------
Net increase (decrease)
   in net asset value                      --              --              --           --           --
Net asset value, end of
   period                          $     1.00      $     1.00      $     1.00   $     1.00   $     1.00
                                   ==========      ==========      ==========   ==========   ==========
TOTAL RETURN(a)                          2.84%           0.94%           0.75%        1.47%        3.87%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of
   period (in thousands)           $1,353,836      $1,294,525      $1,609,439   $2,319,456   $1,867,520
Ratio of expenses to
   average net assets(b)                 0.49%(c)        0.48%(c)        0.49%        0.49%        0.48%
Ratio of net investment
   income (loss) to average
   net assets                            2.79%           0.93%           0.75%        1.43%        3.58%
Current Yield(d)                         3.91%           1.78%           0.68%        1.00%        1.80%
Effective Yield(d)                       3.98%           1.80%           0.69%        1.01%        1.82%

(a) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(b)  Ratios do not reflect reductions for expense offsets.

(c) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.49% for the period ended December 31, 2005 and 0.48% for the period ended December 31, 2004.

(d) The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. These figures have not been audited.

HARTFORD MORTGAGE SECURITIES HLS FUND

                                                   CLASS IA - PERIODS ENDED:

                                    12/31/05      12/31/04    12/31/03   12/31/02   12/31/01
                                  -----------   -----------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning
   of period(a)                   $  11.71      $  11.84      $  12.01   $  11.54   $  11.38
Net investment income
   (loss)(a)                          0.55          0.41          0.35       0.37       0.49
Net realized and
   unrealized gain (loss) on
   investments(a)                    (0.28)         0.06         (0.08)      0.15       0.34
                                  --------      --------      --------   --------   --------
Total from investment
operations(a)                         0.27          0.47          0.27       0.52       0.83
Less distributions:
   Dividends from net
      investment income(a)           (0.48)        (0.58)        (0.38)     (0.05)     (0.67)
   Dividends in excess of net
      investment income(a)              --            --            --         --         --
   Distributions from net
      realized gain on
      investments(a)                    --         (0.02)        (0.06)        --         --
   Distributions from
      capital(a)                        --            --            --         --         --
                                  --------      --------      --------   --------   --------
Total distributions(a)               (0.48)        (0.60)        (0.44)     (0.05)     (0.67)
                                  --------      --------      --------   --------   --------
Net increase (decrease) in
   net asset value(a)                (0.21)        (0.13)        (0.17)      0.47       0.16
Net asset value, end of
   period(a)                      $  11.50      $  11.71      $  11.84   $  12.01   $  11.54
                                  ========      ========      ========   ========   ========
TOTAL RETURN(b)                       2.36%         4.12%         2.29%      8.15%      7.50%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
   (in thousands)                 $457,600      $512,171      $587,833   $727,323   $424,603
Ratio of expenses to
   average net assets(c)              0.49%(d)      0.49%(d)      0.49%      0.49%      0.48%
Ratio of net investment
   income (loss) to average
   net assets                         4.25%         3.29%         2.84%      3.86%      5.64%
Portfolio turnover rate(e)             131%          100%          111%       339%       233%
   Current Yield(f)                   4.48%         4.62%         4.29%      3.31%      4.86%

(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(c)  Ratios do not reflect reduction for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.49% for the period ended December 31, 2005 and 0.49% for the period ended December 31, 2004.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(f) The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. This figure has not been audited.

HARTFORD SMALL COMPANY HLS FUND

                                                      CLASS IA - PERIODS ENDED:

                                    12/31/05       12/31/04     12/31/03    12/31/02    12/31/01
                                  ----------      --------      --------    --------    --------
PER SHARE OPERATING PERFORMANCE
Net asset value,
   beginning of period(a)          $   16.25      $  14.49      $   9.29    $  13.32    $  16.87
Net investment income
   (loss)(a)                           (0.02)        (0.07)        (0.04)      (0.08)       0.01
Net realized and
   unrealized gain (loss) on
   investments(a)                       3.43          1.83          5.24       (3.95)      (2.53)
                                   ---------      --------      --------    --------    --------
Total from investment
   operations(a)                        3.41          1.76          5.20       (4.03)      (2.52)
Less distributions:
   Dividends from net
      investment income(a)                --            --            --          --          --
   Distributions from net
      realized gain on
      investments(a)                      --            --            --          --       (1.03)
   Distributions from
      capital(a)                          --            --            --          --          --
                                   ---------      --------      --------    --------    --------
Total distributions(a)                    --            --            --          --       (1.03)
                                   ---------      --------      --------    --------    --------
Net increase (decrease)
   in net asset value(a)                3.41          1.76          5.20       (4.03)      (3.55)
Net asset value, end of
   period(a)                       $   19.66      $  16.25      $  14.49    $   9.29    $  13.32
                                   =========      ========      ========    ========    ========
TOTAL RETURN(b)                        21.01%        12.18%        55.87%     (30.23%)    (14.92%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
   (in thousands)                 $1,017,271      $904,912      $851,283    $495,074    $745,253
Ratio of expenses to
   average net assets(c)                0.75%(d)      0.75%(d)      0.76%       0.77%       0.76%
Ratio of net investment
   income (loss) to average
   net assets                          (0.08%)       (0.41%)       (0.49%)     (0.30%)      0.03%
Portfolio turnover rate(e)               106%          141%          171%        222%        227%

(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(c)  Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.71% for the period ended December 31, 2005 and 0.70% for the period ended December 31, 2004.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD SMALLCAP GROWTH HLS FUND

                                                              CLASS IA - PERIODS ENDED:

                                              12/31/05      12/31/04      12/31/03    12/31/02    12/31/01
                                             ---------      --------      --------    --------    --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period         $   20.26      $  17.55      $  11.70    $  16.44    $  23.73
Net investment income (loss)                      0.09          0.04            --       (0.02)         --
Net realized and unrealized gain (loss) on
   investments                                    2.13          2.67          5.85       (4.72)      (4.91)
                                             ---------      --------      --------    --------    --------
Total from investment operations                  2.22          2.71          5.85       (4.74)      (4.91)
Less distributions:
   Dividends from net investment income          (0.08)           --            --          --          --
   Distributions from net realized gain on
      investments                                (1.22)           --            --          --       (2.38)
   Distributions from capital                    (0.30)           --            --          --          --
                                             ---------      --------      --------    --------    --------
Total distributions                              (1.60)           --            --          --       (2.38)
                                             ---------      --------      --------    --------    --------
Net increase (decrease) in net asset value        0.62          2.71          5.85       (4.74)      (7.29)
Net asset value, end of period               $   20.88      $  20.26      $  17.55    $  11.70    $  16.44
                                             =========      ========      ========    ========    ========
TOTAL RETURN(A)                                  11.02%        15.43%        50.06%     (28.83%)    (20.18%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)     $ 704,168      $503,717      $346,380    $184,062    $272,272
Ratio of expenses to average net assets(b)        0.63%(c)      0.64%(c)      0.66%       0.69%       0.68%
Ratio of net investment income (loss) to
   average net assets                             0.20%         0.27%        (0.01%)     (0.18%)     (0.02%)
Portfolio turnover rate(d)                          77%           88%          101%         99%        164%

(a) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(b)    Ratios do not reflect reductions for expense offsets.

(c) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.62% for the period ended December 31, 2005 and 0.63% for the period ended December 31, 2004.

(d) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD STOCK HLS FUND

                                                                 CLASS IA - PERIODS ENDED:

                                              12/31/05       12/31/04        12/31/03     12/31/02     12/31/01
                                             ----------     ----------      ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)      $    45.72     $    44.37      $    35.46   $    47.36   $    58.80
Net investment income (loss)(a)                    0.66           0.74            0.46         0.43         0.41
Net realized and unrealized gain (loss) on
   investments(a)                                  3.72           1.10            8.93       (11.94)       (7.42)
                                             ----------     ----------      ----------   ----------   ----------
Total from investment operations(a)                4.38           1.84            9.39       (11.51)       (7.01)
Less distributions:
   Dividends from net investment income(a)        (0.89)         (0.49)          (0.48)       (0.39)       (0.38)
   Distributions from net realized gain on
      investments(a)                                 --             --              --           --        (4.05)
   Distributions from capital(a)                     --             --              --           --           --
                                             ----------     ----------      ----------   ----------   ----------
Total distributions(a)                            (0.89)         (0.49)          (0.48)       (0.39)       (4.43)
                                             ----------     ----------      ----------   ----------   ----------
Net increase (decrease) in net asset
   value(a)                                        3.49           1.35            8.91       (11.90)      (11.44)
Net asset value, end of period(a)            $    49.21     $    45.72      $    44.37   $    35.46   $    47.36
                                             ==========     ==========      ==========   ==========   ==========
TOTAL RETURN(B)                                    9.62%          4.17%          26.47%      (24.25%)     (12.23%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)     $4,787,612     $5,657,942      $6,014,675   $5,094,276   $7,834,643
Ratio of expenses to average net assets(c)         0.50%(d)       0.49%(d)        0.49%        0.49%        0.49%
Ratio of net investment income (loss) to
   average net assets                              1.21%          1.61%           1.18%        0.97%        0.80%
Portfolio turnover rate(e)                           91%            30%             37%          44%          39%

(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(c)  Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.48% for the period ended December 31, 2005 and 0.48% for the period ended December 31, 2004.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD TOTAL RETURN BOND HLS FUND

                                                               CLASS IA - PERIODS ENDED:

                                              12/31/05        12/31/04        12/31/03     12/31/02     12/31/01
                                             ----------      ----------      ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value,
   beginning of period(a)                    $    11.94      $    12.32      $    11.95   $    11.46   $    11.08
Net investment income
   (loss)(a)                                       0.44            0.40            0.36         0.56         0.46
Net realized and unrealized gain (loss)
   on investments(a)                              (0.14)           0.12            0.57        (0.01)        0.48
                                             ----------      ----------      ----------   ----------   ----------
Total from investment operations(a)                0.30            0.52            0.93         0.55         0.94
Less distributions:
   Dividends from net investment income(a)        (0.88)          (0.58)          (0.50)       (0.05)       (0.56)
   Distributions from net realized gain on
      investments(a)                              (0.09)          (0.32)          (0.06)       (0.01)          --
Distributions from capital(a)                        --              --              --           --           --
                                             ----------      ----------      ----------   ----------   ----------
Total distributions(a)                            (0.97)          (0.90)          (0.56)       (0.06)       (0.56)
                                             ----------      ----------      ----------   ----------   ----------
Net increase (decrease)
   in net asset value(a)                          (0.67)          (0.38)           0.37         0.49         0.38
Net asset value, end of period(a)            $    11.27      $    11.94      $    12.32   $    11.95   $    11.46
                                             ==========      ==========      ==========   ==========   ==========
TOTAL RETURN(b)                                    2.45%           4.62%           7.85%       10.08%        8.68%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)     $2,745,115      $2,507,019      $2,332,343   $2,145,266   $1,549,698
Ratio of expenses to average net assets(c)         0.50%(d)        0.50%(d)        0.50%        0.51%        0.51%
Ratio of net investment income (loss)
to average net assets                              4.09%           3.72%           3.74%        5.58%        5.87%
Portfolio turnover rate(e)                          190%            164%            215%         108%         185%
Current Yield(f)                                   4.53%           3.84%           3.90%        5.01%        5.74%

(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(c)  Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.50% for the period ended December 31, 2005 and 0.50% for the period ended December 31, 2004.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(f) The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. This figure has not been audited.

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

                                                              CLASS IA - PERIODS ENDED:

                                              12/31/05      12/31/04      12/31/03   12/31/02   12/31/01
                                             ---------      --------      --------   --------   --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning
   of period                                 $   11.24      $  11.43      $  11.36   $  10.79   $  10.59
Net investment income (loss)                      0.35          0.29          0.31       0.22       0.50
Net realized and unrealized gain (loss) on
   investments                                   (0.17)        (0.07)        (0.07)      0.89       0.28
                                             ---------      --------      --------   --------   --------
Total from investment operations                  0.18          0.22          0.24       1.11       0.78
Less distributions:
   Dividends from net investment income          (0.33)        (0.41)        (0.17)     (0.54)     (0.58)
   Distributions from net realized gain on
      investments                                   --            --            --         --         --
   Distributions from capital                       --            --            --         --         --
                                             ---------      --------      --------   --------   --------
Total distributions                              (0.33)        (0.41)        (0.17)     (0.54)     (0.58)
                                             ---------      --------      --------   --------   --------
Net increase (decrease) in net asset value       (0.15)        (0.19)         0.07       0.57       0.20
Net asset value, end of period               $   11.09      $  11.24      $  11.43   $  11.36   $  10.79
                                             =========      ========      ========   ========   ========
TOTAL RETURN(a)                                   1.55%         2.07%         2.15%     10.73%      7.50%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)     $ 591,007      $523,819      $514,243   $590,626   $174,333
Ratio of expenses to average net assets(b)        0.47%(c)      0.47%(c)      0.47%      0.49%      0.51%
Ratio of net investment income (loss)
   to average net assets                          3.60%         3.08%         2.74%      3.47%      5.55%
Portfolio turnover rate(d)                         257%          247%          191%       283%       155%

(a) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(b)  Ratios do not reflect reductions for expense offsets.

(c) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.47% for the period ended December 31, 2005 and 0.47% for the period ended December 31, 2004.

(d) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD VALUE HLS FUND

                                                    CLASS IA - PERIODS ENDED:

                                                                                      4/30/01-
                                  12/31/05      12/31/04      12/31/03   12/31/02    12/31/01(a)
                                  --------      --------      --------   --------    -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning
   of period(b)                   $  10.73      $   9.72      $   7.61   $   9.94     $  10.00
Net investment income
   (loss)(b)                          0.15          0.13          0.10       0.08         0.03
Net realized and
   unrealized gain (loss) on
   investments(b)                     0.71          0.91          2.08      (2.33)       (0.02)
                                  --------      --------      --------   --------    ---------
Total from investment
   operations(b)                      0.86          1.04          2.18      (2.25)        0.01
Less distributions:
Dividends from net
   investment income(b)              (0.27)        (0.03)        (0.07)     (0.08)       (0.03)
Distributions from net
   realized gain on
   investments(b)                    (0.14)           --            --         --        (0.04)
Distributions from
   capital(b)                           --            --            --         --           --
                                  --------      --------      --------   --------    ---------
Total distributions(b)               (0.41)        (0.03)        (0.07)     (0.08)       (0.07)
Net increase (decrease) in
   net asset value(b)                 0.45          1.01          2.11      (2.33)       (0.06)
                                  --------      --------      --------   --------    ---------
Net asset value, end of
   period(b)                      $  11.18      $  10.73      $   9.72   $   7.61     $   9.94
TOTAL RETURN(c)                       8.13%        10.71%        28.60%    (22.64%)       0.06%(d)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
   (in thousands)                 $193,655      $162,644      $155,085   $ 69,388     $ 40,759
Ratio of expenses to
   average net assets(e)              0.86%(f)      0.87%(f)      0.87%      0.89%        0.90%(g)
Ratio of net investment
   income (loss) to average
   net assets                         1.42%         1.36%         1.53%      1.30%        1.02%(g)
Portfolio turnover rate(h)              30%           45%           40%        37%          16%

(a) The fund was declared effective by the Securities and Exchange Commission on April 30, 2001.

(b) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect stock split for Class IA shares effective November 22, 2002.

(c) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(d)  Not annualized.

(e)  Ratios do not reflect reductions for expense offsets.

(f) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.85% for the period ended December 31, 2005 and 0.85% for the period ended December 31, 2004.

(g)  Annualized.

(h) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD VALUE OPPORTUNITIES HLS FUND

                                                   CLASS IA - PERIODS ENDED:

                                  12/31/05       12/31/04      12/31/03   12/31/02    12/31/01
                                  --------       --------      --------   --------    --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning
   of period                      $  18.16       $  15.33      $  10.86    $ 14.83    $  17.38
Net investment income (loss)          0.14           0.13          0.06       0.07        0.08
Net realized and
   unrealized gain (loss) on
   investments                        1.34           2.75          4.48      (3.68)      (0.48)
                                  --------       --------      --------   --------    --------
Total from investment
   operations                         1.48           2.88          4.54      (3.61)      (0.40)
Less distributions:
Dividends from net
   investment income                 (0.26)         (0.05)        (0.07)     (0.09)      (0.11)
Distributions from net
   realized gain on
   investments                       (0.45)            --            --      (0.27)      (2.04)
Distributions from capital              --             --            --         --          --
                                  --------       --------      --------   --------    --------
Total distributions                  (0.71)         (0.05)        (0.07)     (0.36)      (2.15)
                                  --------       --------      --------   --------    --------
Net increase (decrease) in
   net asset value                    0.77           2.83          4.47      (3.97)      (2.55)
                                  --------       --------      --------   --------    --------
Net asset value, end of
   period                         $  18.93       $  18.16      $  15.33    $ 10.86    $  14.83
TOTAL RETURN(a)                       8.32%         18.87%        41.87%    (24.95%)     (2.55%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
   (in thousands)                 $390,113       $259,593      $156,879    $88,793    $130,567
Ratio of expenses to
   average net assets(b)              0.65%(c)       0.67%(c)      0.71%      0.73%       0.73%
Ratio of net investment
   income (loss) to average
   net assets                         1.05%          1.10%         0.62%      0.60%       0.68%
Portfolio turnover rate(d)              52%            80%           48%        67%        147%

(a) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(b)  Ratios do not reflect reductions for expense offsets.

(c) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.64% for the period ended December 31, 2005 and 0.66% for the period ended December 31, 2004.

(d) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

                         PRIVACY POLICY AND PRACTICES OF
         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES
                        (herein called "we, our, and us")

         A) THIS PRIVACY POLICY APPLIES TO OUR UNITED STATES OPERATIONS

We value your trust. We are committed to the responsible:

b)   management;

c)   use; and

d)   protection;

of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:

a)   service your TRANSACTIONS with us; and

b)   support our business functions.

We may obtain PERSONAL INFORMATION from:

a)   YOU;

b)   your TRANSACTIONS with us; and

c)   third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:

a)   your name;

b)   your address;

c)   your income;

d)   your payment; or

e)   your credit history;

may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:

a)   our insurance companies;

b)   our employee agents;

c)   our brokerage firms; and

d)   our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:

a)   market our products; or

b)   market our services;

to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:

a)   independent agents;

b)   brokerage firms;

c)   insurance companies;

d)   administrators; and

e)   service providers;

who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:

a)   taking surveys;

b)   marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:

a)   "opt-out;" or

b)   "opt-in;"

as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:

a)   your proper written authorization; or

b)   as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:

a)   underwriting policies;

b)   paying claims;

c)   developing new products; or

d)   advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a)   the confidentiality; and

b)   the integrity of;

PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:

a)   secured files;

b)   user authentication;

c)   encryption;

d)   firewall technology; and

e)   the use of detection software.

We are responsible for and must:

a)   identify information to be protected;

b)   provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

AS USED IN THIS PRIVACY NOTICE:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:

a)   credit history;

b)   income;

c)   financial benefits; or

d)   policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:

a)   your medical records; or

b)   information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:

a)   PERSONAL FINANCIAL INFORMATION; and

b)   PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:

a)   your APPLICATION;

b)   your request for us to pay a claim; and

c)   your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:

a)   asking about;

b)   applying for; or

c)   obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; First State Insurance Company; Hart Life Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Group Insurance Company, Hartford Lloyd's Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Specialty Insurance Services of Texas, LLC; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HL Investment Advisors, LLC; Hartford Life Private Placement, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Planco Financial Services, LLC; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, LLC.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

                                                            FOR MORE INFORMATION

Two documents are available that offer further information on the Hartford HLS
Funds:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semiannual reports. In the fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the funds.

A current SAI and financial statements from the annual report for the fiscal year ended December 31, 2005 have been filed with the SEC and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semiannual reports free of charge, on the funds' website at www.hartfordinvestor.com.

To request a free copy of the current annual/semiannual report for a fund and/or the SAI or for other information about the funds, please contact the funds at:

BY MAIL:

Hartford HLS Funds
c/o Individual Annuity Services
P.O. Box 5085
Hartford, CT 06102-5085

BY PHONE:

1-800-862-6668

ON THE INTERNET:

www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-551-8090.

BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:

INTERNET:

(on the EDGAR Database on the SEC's internet site) www.sec.gov

E-MAIL:

publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:

Hartford Series Fund, Inc.          811-08629
Hartford HLS Series Fund II, Inc.   811-04615

HARTFORD HLS FUNDS

CLASS IA SHARES

PROSPECTUS
MAY 1, 2006

HARTFORD GLOBAL LEADERS HLS FUND
HARTFORD GROWTH OPPORTUNITIES HLS FUND
HARTFORD MONEY MARKET HLS FUND

HARTFORD HLS FUNDS
C/O INDIVIDUAL ANNUITY SERVICES
P.O. BOX 5085
HARTFORD, CT 06102-5085

[SIDENOTE]

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS                                                                    PAGE
--------                                                                    ----
Introduction                                                                   2

Hartford Global Leaders HLS Fund                                               3
Hartford Growth Opportunities HLS Fund                                         6
Hartford Money Market HLS Fund                                                 9

Investment strategies and investment matters                                  12
Terms used in this prospectus                                                 14

Management of the funds                                                       16

Further information on the funds                                              18
Purchase and redemption of fund shares                                        18
Determination of net asset value                                              18
Dividends and distributions                                                   19
Frequent purchases and redemptions of fund shares                             19
Federal income taxes                                                          22
Variable contract owner voting rights                                         22
Plan participant voting rights                                                22
Performance related information                                               22
Distributor, Custodian and Transfer
Agent                                                                         22
Financial highlights                                                          23
Privacy policy                                                                25
For more information                                                  back cover

[SIDENOTE]

Introduction.

A summary of each fund's goals, principal strategies, main risks, performance and fees.

Description of other investment strategies and investment risks.

Investment manager and management fee information.

Further information on the funds.

INTRODUCTION

The Hartford HLS Funds are a family of mutual funds (each a "fund" and together the "funds") which may serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates ("Hartford Life") and certain qualified retirement plans. Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans. Each fund described in this prospectus has its own investment strategy and risk/reward profile. Each fund offers two classes of shares: Class IA shares offered in this prospectus and Class IB shares offered pursuant to another prospectus. Class IB shares are subject to distribution fees under a distribution plan adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act") and therefore have higher expenses than Class IA shares, which are not subject to Rule 12b-1 distribution fees.

Growth Opportunities HLS Fund is an investment portfolio of Hartford HLS Series Fund II, Inc. Global Leaders HLS Fund and Money Market HLS Fund are investment portfolios of Hartford Series Fund, Inc.

Each fund is a diversified fund. Information on each fund, including risk factors, can be found on the pages following this Introduction. HARTFORD LIFE ALSO SPONSORS A FAMILY OF MUTUAL FUNDS KNOWN AS THE HARTFORD MUTUAL FUNDS, WHICH ARE OFFERED DIRECTLY TO THE PUBLIC (THE "RETAIL FUNDS"). THE RETAIL FUNDS ARE SEPARATE FUNDS AND SHOULD NOT BE CONFUSED WITH THE HARTFORD HLS FUNDS' INVESTMENT OPTIONS OFFERED IN THIS PROSPECTUS.

The investment manager to each fund is HL Investment Advisors, LLC ("HL Advisors"). The day-to-day portfolio management of the funds is provided by one or more investment sub-advisers. Information regarding HL Advisors and the sub-advisers is included under "Management of the Funds" in this prospectus. An affiliate of HL Advisors acts as the investment adviser to the Retail Funds, some of which have names and investment objectives and strategies similar to those of certain funds offered in this prospectus. The funds are not duplicates of the Retail Funds and their performance will differ.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC. HAVE EACH RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."

                                                HARTFORD GLOBAL LEADERS HLS FUND

INVESTMENT GOAL. The Hartford Global Leaders HLS Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks issued by companies worldwide. The fund invests primarily in a diversified portfolio of common stocks covering a broad range of countries, industries and companies. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets.

Under normal market and economic conditions, the fund invests at least 65% of its total assets in common stocks of high-quality growth companies worldwide. These companies must, in the opinion of Wellington Management Company, LLP ("Wellington Management"), be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. Under normal market and economic conditions, the fund will diversify its investments in securities of issuers among a number of different countries throughout the world, which may include the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI World Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $236 million to $370 billion.

The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the MSCI World Index is researched by the team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers. The portfolio is fairly concentrated and may exhibit a relatively high degree of tracking risk.

The fund may trade securities very actively. For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 260%.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries do not perform as expected, or if Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities very actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

                                     [CHART]

1999    50.37%
2000    -7.06%
2001   -16.58%
2002   -19.51%
2003    35.57%
2004    19.19%
2005     2.59%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 32.82% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -20.03% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                              SINCE INCEPTION
                                                                               (SEPTEMBER 30,
                                                           1 YEAR   5 YEARS        1998)

Class IA                                                    2.59%    2.17%         10.41%
   Morgan Stanley Capital International World Index
      (reflects no deduction for fees or
      expenses)                                            10.02%    2.64%          5.81%
   Morgan Stanley Capital International World Growth
      Index (reflects no deduction for fees or expenses)    9.74%    0.38%          3.17%

   INDICES: The Morgan Stanley Capital International World Index is a broad-based unmanaged market capitalization-weighed total return index which measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

   The Morgan Stanley Capital International World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

   The fund has changed its benchmark from the Morgan Stanley Capital International World Index to the Morgan Stanley Capital International World Growth Index because the fund's investment manager believes that the Morgan Stanley Capital International World Growth Index is better suited to the investment strategy of the fund.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                                        CLASS IA

   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering
      price                                                       Not applicable
   Maximum deferred sales charge (load)                           Not applicable
   Exchange fees                                                            None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                         0.70%
   Distribution and service (12b-1) fees                                    None
   Other expenses                                                          0.07%
   Total operating expenses                                                0.77%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                                                CLASS IA
   (with or without redemption)
   Year 1                                                                   $ 79
   Year 3                                                                   $246
   Year 5                                                                   $428
   Year 10                                                                  $954

SUB-ADVISER
Wellington Management

PORTFOLIO MANAGERS
Andrew S. Offit

-    Senior Vice President and Equity Portfolio Manager of Wellington Management

-    Portfolio manager of the fund since inception (1998)

-    Joined Wellington Management as an investment professional in 1997

Jean-Marc Berteaux

-    Vice President and Equity Portfolio Manager of Wellington Management

-    Involved in portfolio management and securities analysis for the fund since
     2001

-    Joined Wellington Management as an investment professional in 2001

-    Senior Telecommunications Analyst at John Hancock Funds (1998-2001)

Matthew D. Hudson, CFA

-    Vice President and Equity Portfolio Manager of Wellington Management

-    Involved in portfolio management and securities analysis for the fund since
     2006

- Joined Wellington Management in 2005 as an investment professional involved in portfolio management and securities analysis

- Portfolio Manager and Analyst at American Century Investment Management (2000-2005)

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD GROWTH OPPORTUNITIES HLS FUND

INVESTMENT GOAL. The Hartford Growth Opportunities HLS Fund seeks short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify high quality growth companies for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund may trade securities actively.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

                                     [CHART]

1996    16.41%
1997    12.42%
1998    19.01%
1999    55.17%
2000     3.99%
2001   -22.85%
2002   -27.65%
2003    43.79%
2004    17.18%
2005    16.31%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 44.29% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -23.35% (1ST QUARTER, 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                     1 YEAR   5 YEARS   10 YEARS

Class IA(1)                                          16.31%     1.81%     10.64%
Russell 3000 Growth Index (reflects no deduction
   for fees or expenses)                              5.17%    -3.16%      6.48%

(1)  The fund's shares were re-designated IA shares on April 30, 2002.

     INDEX: The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                                        CLASS IA

   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage
      of offering price                                           Not applicable
   Maximum deferred sales charge (load)                           Not applicable
   Exchange fees                                                            None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                         0.61%
   Distribution and service (12b-1) fees                                    None
   Other expenses                                                          0.03%
   Total operating expenses                                                0.64%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                                                CLASS IA
   (with or without redemption)
   Year 1                                                                   $ 65
   Year 3                                                                   $205
   Year 5                                                                   $357
   Year 10                                                                  $798

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Michael T. Carmen, CFA

-    Senior Vice President and Equity Portfolio Manager of Wellington Management

-    Portfolio manager of the fund since 2001

-    Joined Wellington Management as an investment professional in 1999

Mario E. Abularach

-    Vice President and Equity Research Analyst of Wellington Management

- Involved in portfolio management and securities analysis for the fund since 2006 and for the firm for the past five years

-    Joined Wellington Management as an investment professional in 2001

-    Research Analyst at JLF Asset Management (2000)

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

                                                  HARTFORD MONEY MARKET HLS FUND

INVESTMENT GOAL. The Hartford Money Market HLS Fund seeks maximum current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by the fund's sub-adviser, Hartford Investment Management Company ("Hartford Investment Management"). Money market instruments include (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds;
(4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.

The fund may invest up to 100% of its total assets in securities of foreign issuers.

The fund purchases securities which Hartford Investment Management believes offer attractive returns relative to the risks undertaken. In addition, Hartford Investment Management adjusts the average maturity of the portfolio in anticipation of interest rate changes.

MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, income risk, manager risk and foreign investment risk.

A rise in interest rates could cause a fall in the values of the fund's securities.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Manager risk refers to the risk that if Hartford Investment Management does not effectively implement the fund's investment goal and style, the fund could underperform its peers.

Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, there is a risk that the fund's share price could fall below $1.00, which would make your shares worth less than what you paid for them.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

                                     [CHART]

1996   5.18%
1997   5.31%
1998   5.25%
1999   4.89%
2000   6.10%
2001   3.87%
2002   1.47%
2003   0.75%
2004   0.94%
2005   2.84%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 1.57% (4TH QUARTER, 2000) AND THE LOWEST QUARTERLY RETURN WAS 0.16% (2ND QUARTER, 2004).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                               1 YEAR   5 YEARS   10 YEARS

Class IA                                        2.84%    1.97%      3.65%
60-Day Treasury Bill Index (reflects no
   deduction for fees or expenses)              3.13%    2.11%      3.65%

INDEX: 60-Day Treasury Bill Index is an unmanaged index of short-term treasury bills. You cannot invest directly in an index.

Please call 1-800-862-6668 for the fund's most recent current and effective yield information.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                                        CLASS IA
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage
      of offering price                                           Not applicable
   Maximum deferred sales charge (load)                           Not applicable
   Exchange fees                                                            None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                         0.45%
   Distribution and service (12b-1) fees                                    None
   Other expenses                                                          0.04%
   Total operating expenses                                                0.49%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                                                CLASS IA
   (with or without redemption)
   Year 1                                                                   $ 50
   Year 3                                                                   $157
   Year 5                                                                   $274
   Year 10                                                                  $616

SUB-ADVISER

Hartford Investment Management

PORTFOLIO MANAGERS

Robert Crusha

-    Vice President of Hartford Investment Management

-    Portfolio manager of the fund since 2002

-    Joined Hartford Investment Management in 1993

-    Investment professional involved in trading and portfolio management since
     1995

Adam Tonkinson

-    Assistant Vice President of Hartford Investment Management

-    Assistant portfolio manager of the fund since 2004

-    Joined Hartford Investment Management in 2001

- Investment professional involved in securities analysis since 2001 and securities trading since 2002

- Prior to joining Hartford Investment Management, attended Yale School of Management from 1999 to 2001 and was a Project Engineer at Massachusetts Water Resources Authority from 1998 to 1999

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

INVESTMENT RISKS GENERALLY

Many factors affect each fund's performance. There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). Global Leaders HLS Fund and Growth Opportunities HLS Fund may invest in equity securities as part of their principal investment strategy. With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Money Market HLS Fund may invest in debt securities as part of its principal investment strategy. As described below, an investment in the funds entails special additional risks.

USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES

From time to time, as part of its principal investment strategy, each of Global Leaders HLS Fund and Growth Opportunities HLS Fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective.

USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES

Although not a principal investment strategy, Global Leaders HLS Fund and Growth Opportunities HLS Fund may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques, which are incidental to each fund's primary strategy, permit a fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds, and it may not always be feasible for a fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

FOREIGN INVESTMENTS

Global Leaders HLS Fund and Growth Opportunities HLS Fund may invest in securities of foreign issuers and non-dollar securities as part of their principal investment strategy. Money Market HLS Fund may invest in securities of foreign issuers or loans of foreign borrowers, but not in non-dollar securities, as part of its principal investment strategy.

Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of a fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States.

Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

INVESTMENTS IN EMERGING MARKETS

Global Leaders HLS Fund and Growth Opportunities HLS Fund may invest in emerging markets, but not as a part of their principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The funds may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

SMALL CAPITALIZATION COMPANIES

Growth Opportunities HLS Fund may invest in securities of small capitalization companies as part of its principal investment strategy. Global Leaders HLS Fund may hold securities of such companies, but not as a principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

OTHER INVESTMENT COMPANIES

Each fund is permitted to invest in other investment companies, including investment companies which may not be registered under the 1940 Act, such as holding company depository receipts ("HOLDRs"), but not as part of its principal investment strategy. Securities in certain countries are currently accessible to the funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

A fund's investments in investment companies may include various exchange-traded funds ("ETFs"), subject to the fund's investment objective, policies, and strategies as described in the prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of equity ETFs are:

     - "SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

     - "QUBES" (QQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

     - "iSHARES," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

     - "HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the fund's investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a fund can generate brokerage expenses.

Generally, a fund will not purchase securities of an investment company if, as a result: (1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company.

ABOUT EACH FUND'S INVESTMENT GOAL

Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

Global Leaders HLS Fund and Growth Opportunities HLS Fund may have relatively high portfolio turnover. Short-term trading could produce higher brokerage expenses and transaction costs for a fund, and therefore could adversely affect the fund's performance. The funds are not managed to achieve a particular tax result for shareholders.

TERMS USED IN THIS PROSPECTUS

EQUITY SECURITIES: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

FOREIGN ISSUERS AND FOREIGN BORROWERS: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets.

NON-DOLLAR SECURITIES: Securities denominated or quoted in foreign currency.

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ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

DISCLOSURE OF PORTFOLIO HOLDINGS

The funds will disclose their complete calendar quarter-end portfolio holdings on the funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each calendar quarter. The funds also will disclose on the funds' website no earlier than 15 days after the end of each month (i) the five issuers that together constitute the largest portion of each fund's assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund's largest ten holdings (in the case of other funds). A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available (i) in the funds' SAI; and (ii) on the funds' website.


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MANAGEMENT OF THE FUNDS

THE INVESTMENT MANAGER

HL Investment Advisors, LLC ("HL Advisors") is the investment manager to each fund. As investment manager, HL Advisors is responsible for the management of each fund and supervises the activities of the investment sub-advisers described below. In addition, Hartford Life provides administrative services to each fund. HL Advisors and Hartford Life are wholly-owned indirect subsidiaries of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with $323 billion in assets under management as of December 31, 2005. HL Advisors had approximately $61 billion in assets under management as of December 31, 2005. HL Advisors is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds rely on an exemptive order from the SEC under which they use a "Manager of Managers" structure. HL Advisors has responsibility, subject to oversight by the Board of Directors to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HL Advisors to appoint a new sub-adviser, not affiliated with HL Advisors, with the approval by the Board of Directors and without obtaining approval from those contract holders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected contract holders will receive information about the new sub-advisory relationship.

LITIGATION AND REGULATORY ACTIONS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies. These regulatory inquiries have focused on a number of mutual fund issues, including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual fund related issues. The Hartford has received requests for information and subpoenas from the Securities and Exchange Commission (the "SEC"), subpoenas from the New York Attorney General's Office, a subpoena from the Connecticut Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues. In addition, the SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing and the SEC's Division of Enforcement is investigating aspects of The Hartford's variable annuity and mutual funds operations related to directed brokerage and revenue sharing. The Hartford discontinued the use of directed brokerage in recognition of mutual fund sales in late 2003. The Hartford continues to cooperate fully with the SEC, the New York Attorney General's Office, the Connecticut Attorney General's Office and other regulatory agencies in these matters.

To date, none of these investigations have resulted in the initiation of any formal action against The Hartford by these regulators. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in active discussions with the SEC and the New York Attorney General's Office. The potential timing of any resolution of any of these matters or the initiation of any formal action by any of these regulators is difficult to predict. The Hartford does not expect any such action to result in a material adverse effect on the funds. However, if the SEC or another regulatory agency brings an action seeking injunctive relief, the funds' adviser and/or sub-advisers could be barred from serving in their advisory capacity unless relief is obtained from the SEC. There can be no assurance that such relief, if sought, will be granted.

In addition, The Hartford has been served with five consolidated putative national class actions, now consolidated into a single putative class action, IN RE HARTFORD MUTUAL FUNDS FEE LITIGATION, which is currently pending before the United States District Court for the District of Connecticut. In the consolidated amended complaint in this action, filed on October 20, 2004, plaintiffs make "direct claims" on behalf of investors in The Hartford Retail Funds and "derivative claims" on behalf of the Retail Funds themselves. Plaintiffs (including Linda Smith, the lead plaintiff) allege that excessive or inadequately disclosed fees were charged to investors in the Retail Funds, that certain fees were used for improper purposes, and that undisclosed, improper, or excessive payments were made to brokers, including in the form of directed brokerage. Plaintiffs are seeking compensatory and punitive damages in an undetermined amount; rescission of the Retail Funds' investment advisory contracts, including recovery of all fees which would otherwise apply and recovery of fees paid; an accounting of all Retail Fund related fees, commissions, directed brokerage and soft dollar payments; and restitution of all allegedly unlawfully or discriminatorily obtained fees and charges. Defendants have moved to dismiss the consolidated amended complaint in this action. The defendants in this case include various Hartford entities, Wellington Management, The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., the Retail Funds themselves, and certain of the directors of the Retail Funds, who also serve as directors of the funds. This litigation is not expected to result in a material adverse effect on the funds.

THE INVESTMENT SUB-ADVISERS

Wellington Management Company, LLP ("Wellington Management") is the investment sub-adviser to Global Leaders HLS Fund and Growth Opportunities HLS Fund.

Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2005, Wellington Management had investment management authority over approximately $521 billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.

Hartford Investment Management Company ("Hartford Investment Management") is the investment sub-adviser to Money Market HLS Fund.

Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2005, Hartford Investment Management had investment management authority over approximately $116 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

MANAGEMENT FEES

Growth Opportunities HLS Fund pays a monthly management fee to HL Advisors for investment advisory and certain administrative services. Global Leaders HLS Fund and Money Market HLS Fund pay a monthly management fee to HL Advisors and an administration fee to Hartford Life (these management and administration fees are aggregated for the purposes of presentation in the table below). These fees are based on a stated percentage of the fund's average daily net asset value as follows:

GROWTH OPPORTUNITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $100 Million                                                      0.700%
Amount over $100 Million                                                0.600%

MONEY MARKET HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $2 Billion                                                        0.450%
Next $3 Billion                                                         0.400%
Next $5 Billion                                                         0.380%
Amount over $10 Billion                                                 0.370%

GLOBAL LEADERS HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $250 Million                                                      0.775%
Next $250 Million                                                       0.725%
Next $500 Million                                                       0.675%
Amount over $1 Billion                                                  0.625%

For the year ended December 31, 2005, Growth Opportunities HLS Fund paid management fees to HL Advisors. Global Leaders HLS Fund and Money Market HLS Fund paid management and administration fees to HL Advisors and Hartford Life, respectively (these management and administration fees are aggregated for the purposes of presentation in the table below).

These fees, expressed as a percentage of net assets, were as follows:

FUND NAME                                                            ANNUAL RATE
---------                                                            -----------
Hartford Global Leaders
   HLS Fund                                                              0.71%
Hartford Growth Opportunities
   HLS Fund                                                              0.61%
Hartford Money Market HLS Fund                                           0.45%

A discussion regarding the basis for the Boards of Directors' approval of the investment management and investment sub-advisory agreements of the funds is available in the funds' annual report to shareholders covering the period ending December 31, 2005.

FURTHER INFORMATION ON THE FUNDS

PURCHASE AND REDEMPTION OF FUND SHARES

The funds may offer each class of their shares to variable annuity and variable life insurance separate accounts of Hartford Life (the "Accounts") as investment options for certain variable annuity contracts and variable life insurance contracts ("variable contracts") issued through the Accounts. The funds may also offer each class of their shares to certain qualified retirement plans (the "Plans"). Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of other insurance companies.

The funds offer two different classes of shares -- Class IA and Class IB. Class IA shares are offered by this prospectus. Class IB shares are offered by a separate prospectus. For each fund, both classes of shares represent an investment in the fund but are subject to different expenses and have different prices and performance.

Most of the Accounts are registered with the SEC as investment companies. When shares of a fund are offered as investment options for variable contracts issued through such an Account, a separate prospectus describing the particular Account and contract will accompany this prospectus. When shares of a fund are offered as investment options for variable contracts issued through an Account that is not so registered, a separate disclosure document (rather than a prospectus) describing that Account and contract will accompany this prospectus.

Shares of the funds are sold by Hartford Securities Distribution Company, Inc. (the "Distributor") in a continuous offering to the Accounts and the Plans. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the fund corresponding to that subaccount. The Accounts and the Plans purchase and redeem Class IA shares of the funds at net asset value without sales or redemption charges.

For each day on which a fund's net asset value is calculated, the Accounts transmit to the fund any orders to purchase or redeem shares of the fund based on the net purchase payments, redemption (surrender or withdrawal) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed by Hartford Life as of that day. Similarly, the Plans transmit to a fund any orders to purchase or redeem shares of the fund based on the instructions of Plan trustees or participants received by the Plans as of that day. The Accounts and Plans purchase and redeem shares of the funds at the next net asset value per share calculated after the related orders are received, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of notice of redemption, except that payments of redemptions may be postponed beyond seven days when permitted by applicable laws and regulations.

Although they would not normally do so, the funds have the right to pay the redemption price of shares of the funds in whole or in part in portfolio securities. When portfolio securities received in this fashion are sold, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners invested in a particular fund. Likewise, a potential for certain conflicts exists between the interests of owners of variable contracts and those of participants in a Plan that invests in a fund. To the extent that such classes of investors are invested in the same fund when a conflict of interest arises that might involve the fund, one or more of such classes of investors could be disadvantaged. The funds currently do not foresee any such conflict or disadvantage to owners of variable contracts or Plan participants. Nonetheless, each fund's Board of Directors will monitor each fund for the existence of any irreconcilable material conflicts among or between the interests of various classes of investors. If such a conflict affecting owners of variable contracts is determined to exist, Hartford Life will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more Accounts may be required to withdraw its investment in one or more of the funds or substitute shares of another fund for the current fund. This, in turn, could cause a fund to sell portfolio securities at a disadvantageous price.

DETERMINATION OF NET ASSET VALUE

The net asset value per share (NAV) is determined for each fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.

Global Leaders HLS Fund and Growth Opportunities HLS Fund generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities; and (v) market events such as trading halts and early market closings. With respect to the valuation of securities principally traded on foreign markets, each of Global Leaders HLS Fund and Growth Opportunities HLS Fund uses a fair value pricing service approved by that fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of each fund's shares is determined only on business days of the funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that fund determines its NAV per share.

Debt securities (other than short-term obligations) held by a fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from the widely-used quotation system in accordance with procedures established by that fund's Board of Directors. Generally, each fund may use fair valuation in regards to debt securities when a fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Money Market HLS Fund's investments are valued at amortized cost, which approximates market value. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions may be declared by each fund's Board of Directors from time to time. The current policy for Global Leaders HLS Fund and Growth Opportunities HLS Fund is to pay dividends from net investment income and to make distributions of realized capital gains, if any, at least once each year. Money Market HLS Fund currently declares dividends on a daily basis and pays them monthly.

Such dividends and distributions are automatically invested in additional full or fractional shares monthly on the last business day of each month at the per share net asset value on that date.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of a fund by a fund's shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading can (i) cause a fund's portfolio manager to hold larger cash positions than desired instead of fully investing the fund, which can result in lost investment opportunities; (ii) cause unplanned and inopportune portfolio turnover in order to meet redemption requests; and (iii) increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the

United States. Funds that invest in securities that are traded primarily in markets outside of the United States may include Global Leaders HLS Fund and Growth Opportunities HLS Fund. Frequent traders, and in particular those using arbitrage strategies can dilute a fund's NAV for long-term shareholders.

If you intend to trade frequently or use market-timing investment strategies, you should not invest in the funds.

The funds are available for investment, directly or indirectly, through a variety of means, including: individual variable-annuity contracts and individual variable-life policies; group annuity contracts and corporate-owned life insurance ("COLI") policies issued by Hartford Life Insurance Company and its affiliates (collectively "Hartford Life"); and IRS-qualified investment plans, such as employer-sponsored retirement plans. With the exception of participants in a relatively small number of qualified investment plans (representing a small percentage of the assets of the funds), individual investors do not participate directly in the funds through ownership of fund shares. Rather, the overwhelming majority of participants invest in separate accounts maintained by Hartford Life in connection with its variable annuity and life insurance products, which in turn invest in the funds. In all cases, exchange activity among the funds occurs on an omnibus basis, which limits the ability of the funds, themselves, to monitor or restrict the trading practices of individual investors in a meaningful way. Hartford Life has the ability to monitor and restrict trading practices of individual investors in most, but not all, cases.

In addition to these limitations on the funds' ability to monitor and restrict individual trading practices, the varied mechanisms for participation in the funds prevent the funds from establishing policies for market timing and abusive trading that are enforceable on equal terms with respect to all direct and indirect investors in the funds. Older versions of individual variable-annuity contracts issued by Hartford Life, for example, do not include terms that would expressly permit Hartford Life to impose strict numeric limitations on the number of exchanges that a contract holder can make during a specified time period or redemption fees on short-term trading activity. These contracts have not been sold by Hartford Life since the 1980's, but holders of these contracts remain invested in Hartford Life's separate accounts, which in turn invest in the funds. Further, many of the existing plan documents and agreements with third-party administrators for omnibus accounts do not contain terms that would enable the funds, Hartford Life, or the plan sponsors to impose trading restrictions upon individual participants in those plans who may be deemed to be market timers or abusive traders.

The Boards of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds' policy is to discourage investors from trading in a fund's shares in an excessive manner that would be harmful to long-term investors by requiring Hartford Life to establish internal procedures that are reasonably designed to decrease the attractiveness of the funds to market timers and to impose reasonable restrictions on frequent purchases and redemptions of fund shares to the extent practicable. In addition, it is the funds' policy to require the funds' sub-advisers to establish internal procedures pursuant to which portfolio managers are required to report to Hartford Life any cash flow activities in the funds that, in the reasonable judgment of the portfolio manager, are reasonably likely to affect adversely the management or performance of a fund. Once a portfolio manager reports such activities to Hartford Life, Hartford Life will identify all investors who transferred in or out of that fund on the day or days identified by the portfolio manager. Hartford Life will then review the list to determine whether the transfer activity violates the policies and procedures adopted by the applicable Board of Directors with respect to frequent purchase and redemption of fund shares. Where Hartford Life cannot directly restrict the practices of an investor, Hartford Life will work with the appropriate financial intermediary to do so. The funds reserve the right, in their sole discretion, to reject any purchase request that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the request or previous excessive trading activity, but have no obligation to do so. No system for prevention and detection of market timing and other abusive trading activities can be expected to eliminate all such activities.

Hartford Life has developed and employs the following procedures with respect to restrictions on trading:

Individual Variable Annuity and Variable Life Products. Hartford Life presently sells only individual variable annuity contracts and individual variable life insurance policies that include contractual language reserving for Hartford Life the right to restrict abusive trading activities and to revoke the exchange privileges of abusive traders. In addition, currently sold variable annuity contracts and variable life insurance policies contain terms that permit Hartford Life to limit the means by which contract holders and policy holders may conduct exchanges. Under Hartford Life's internal policies and procedures, any contract owner or policy holder who conducts in excess of twenty (20) exchanges in one policy/contract year is deemed to be an "Excessive Trader" for the remainder of the policy/contract year. With respect to any currently sold contract or policy, an Excessive Trader may only conduct exchanges in writing by U.S. mail or overnight delivery.

Although subject to the Excessive Trader restrictions described above, Hartford Life's older Director I and Director II variable annuity contracts, which were sold in the 1980's, do not contain language expressly reserving for Hartford Life the right to restrict abusive trading activities and to revoke the exchange privileges of abusive traders. These contracts are no longer sold by Hartford Life, but holders of these contracts remain invested in Hartford Life's separate accounts, which in turn invest in shares of the funds.

COLI Products. With respect to COLI products offering investments in Hartford Life's Separate Accounts that participate in the funds, Hartford Life imposes numeric restrictions on the frequency with which a contract holder may reallocate investment options. These restrictions vary by contract from four reallocations per contract year to those that permit twelve reallocations per contract year. In 2005, none of the COLI contract holders exceeded their respective reallocation limit.

Group Annuity Products. With respect to group annuity products offering investments in Hartford Life's Separate Accounts that invest in shares of the funds, Hartford Life serves as third-party administrator for the groups and, as such, has access to information concerning individual trading activity. Each group, however, maintains plan documents that govern the rights and obligations of plan participants and, accordingly, limits the ability of Hartford Life to restrict individual trading activity. Hartford Life is using reasonable efforts to work with plan sponsors to modify administrative services agreements between Hartford Life and the plans, as well as plan documents, in ways to enable Hartford Life to impose abusive trading restrictions that are reasonably designed to be as effective as those set forth above for individual variable annuity and variable life policyholders. Nonetheless, Hartford Life's ability to identify and deter frequent purchases and redemptions through omnibus accounts is limited, and success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the third-party administrators and plan sponsors.

Omnibus Accounts Participating Directly in the Funds. Unlike the Group Annuity context discussed above, Hartford Life does not serve as a third-party administrator with respect to the omnibus accounts participating directly in the funds. Because Hartford Life receives orders from these omnibus accounts on an aggregated basis, Hartford Life is substantially limited in its ability to identify or deter Excessive Traders or other abusive traders. Most omnibus accounts that participate directly in the funds offer no more than one of the funds to their plan participants and, at present, none offers more than three funds. Under these circumstances, Hartford Life is not in a position to require the third-party administrators and plan sponsors for these accounts to institute specific trade restrictions that are unique to the funds. Hartford Life does, however, use reasonable efforts to work with the third-party administrators or plan sponsors to establish and maintain reasonable internal controls and procedures for limiting exchange activity in a manner that is consistent with the funds' prospectus disclosure and reasonably designed to ensure compliance with applicable rules relating to customer order handling and abusive trading practices. Nonetheless, Hartford Life's ability to identify and deter frequent purchases and redemptions through omnibus accounts is limited, and success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the third-party administrators and plan sponsors.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds' shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities will be a part of the funds' defenses against harmful excessive trading in fund shares. For additional information concerning the funds' fair-value procedures, please refer to "Determination of Net Asset Value" found earlier in the prospectus.

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FEDERAL INCOME TAXES

For federal income tax purposes, each fund is treated as a separate taxpayer. Each fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, as amended. By so qualifying, a fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the Accounts or Plans. Further, each fund intends to meet certain diversification requirements applicable to mutual funds underlying variable contracts.

Under current law, Plan participants and owners of variable contracts which have invested in a fund are not subject to federal income tax on fund earnings and distributions or on gains realized upon the sale or redemption of fund shares until such amounts are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable contracts, see the prospectus or other disclosure document for such contract.

For more information about the tax status of the funds, see "Taxes" in the SAI.

VARIABLE CONTRACT OWNER VOTING RIGHTS

With regard to fund matters for which the 1940 Act requires a shareholder vote, shares held by the Accounts are generally voted in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote. With respect to a fund that is an investment portfolio of Hartford Series Fund, Inc. or Hartford HLS Series Fund II, Inc., votes are counted on an aggregate basis for such corporate entity except as to matters where the interests of funds differ (such as approval of an investment management agreement or a change in a fund's fundamental investment policies). In such cases, the voting is on a fund-by-fund basis. Matters that affect only one class of shares of a fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class of the fund. Fractional shares are counted. Shares held by an Account for which no instructions are received are generally voted for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received.

PLAN PARTICIPANT VOTING RIGHTS

With regard to fund matters for which the 1940 Act requires a shareholder vote, Plan trustees generally vote fund shares held by their Plans either in their own discretion or in accordance with instructions from Plan participants.

PERFORMANCE RELATED INFORMATION

The funds may advertise performance related information. Performance information about a fund is based on the fund's past performance only and is no indication of future performance.

Each fund may include its total return in advertisements or other sales material. When a fund advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant period if the fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions).

Money Market HLS Fund may advertise yield and effective yield. The yield is based upon the income earned by the fund over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in fund shares and thus compounded in the course of a 52-week period.

The funds are offered exclusively through variable insurance products and to certain qualified retirement plans. Performance information presented for the funds should not be compared directly with performance information of other insurance products or retirement plans without taking into account charges and expenses payable with respect to these insurance products or retirement plans. Such charges and expenses are not reflected in the funds' performance information and will reduce an investor's return under the insurance products or retirement plans.

DISTRIBUTOR, CUSTODIAN AND TRANSFER AGENT

Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, CT 06089, serves as distributor to the funds.

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian of each fund's assets.

Hartford Investor Services Company, LLC, 200 Hopmeadow Street, Simsbury, CT 06089, serves as Transfer and Dividend Disbursing Agent for the funds.

                                                            FINANCIAL HIGHLIGHTS

The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2002 through December 31, 2005 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request. The information for the period ended December 31, 2001 has been audited by the funds' former independent registered public accounting firm. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance.

HARTFORD GLOBAL LEADERS HLS FUND

                                                     CLASS IA - PERIODS ENDED:

                                     12/31/05       12/31/04       12/31/03   12/31/02    12/31/01
                                     --------      ----------      --------   --------    --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning
   of perioda                        $  18.41      $    15.53      $  11.50   $  14.43    $  17.59
Net investment income
   (loss)(a)                             0.14            0.12          0.07       0.13        0.11
Net realized and unrealized
   gain (loss) on investments(a)         0.33            2.85          4.02      (2.95)      (3.02)
                                     --------      ----------      --------   --------    --------
Total from investment
   operations(a)                         0.47            2.97          4.09      (2.82)      (2.91)
Less distributions:
   Dividends from net
      investment income(a)              (0.14)          (0.09)        (0.06)     (0.11)      (0.08)
   Distributions from net
      realized gain on
      investments (a)                      --              --            --         --       (0.17)
   Distributions from capital (a)          --              --            --         --          --
                                     --------      ----------      --------   --------    --------
Total distributionsa                    (0.14)          (0.09)        (0.06)     (0.11)      (0.25)
                                     --------      ----------      --------   --------    --------
Net increase (decrease) in
   net asset value(a)                    0.33            2.88          4.03      (2.93)      (3.16)
Net asset value, end of
   period(a)                         $  18.74      $    18.41      $  15.53   $  11.50    $  14.43
                                     ========      ==========      ========   ========    ========
TOTAL RETURN(b)                          2.59%          19.19%        35.57%    (19.51%)    (16.58%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
   (in thousands)                    $935,539      $1,004,850      $728,049   $544,901    $484,661
Ratio of expenses to
   average net assets(c)                 0.77%(d)        0.78%(d)      0.80%      0.81%       0.81%
Ratio of net investment
   income (loss) to average net
   assets                                0.74%           0.83%         0.54%      1.06%       0.71%
Portfolio turnover rate(e)                262%            255%          292%       324%        363%

(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(c)  Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.68% for the period ended December 31, 2005 and 0.68% for the period ended December 31, 2004.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD GROWTH OPPORTUNITIES HLS FUND

                                                     CLASS IA - PERIODS ENDED:

                                   12/31/05       12/31/04      12/31/03    12/31/02    12/31/01
                                  ----------      --------      --------    --------    --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning
   of period                      $    27.63      $  23.57      $  16.40    $  22.66    $  40.66
Net investment income
   (loss)                               0.12          0.05         (0.01)      (0.03)         --
Net realized and unrealized
   gain (loss) on investments           4.36          4.01          7.18       (6.23)      (9.21)
                                  ----------      --------      --------    --------    --------
Total from investment
   operations                           4.48          4.06          7.17       (6.26)      (9.21)
Less distributions:
    Dividends from net
       investment income               (0.06)           --            --          --          --
    Distributions from net
       realized gain on
       investments                     (1.98)           --            --          --       (8.79)
    Distributions from capital            --            --            --          --          --
                                  ----------      --------      --------    --------    --------
Total distributions                    (2.04)           --            --          --       (8.79)
                                  ----------      --------      --------    --------    --------
Net increase (decrease) in
   net asset value                      2.44          4.06          7.17       (6.26)     (18.00)
Net asset value, end of period    $    30.07      $  27.63      $  23.57    $  16.40    $  22.66
                                  ==========      ========      ========    ========    ========
TOTAL RETURN (a)                       16.31%        17.18%        43.79%     (27.65%)    (22.85%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
   (in thousands)                 $1,012,774      $848,674      $696,900    $478,045    $755,068
Ratio of expenses to
   average net assets (b)               0.64%(c)      0.63%(c)      0.64%       0.66%       0.65%
Ratio of net investment
   income (loss) to average
   net assets                           0.33%         0.23%        (0.05%)     (0.16%)     (0.01%)
Portfolio turnover rate(d)               140%          137%          145%        189%        228%

a Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

b    Ratios do not reflect reductions for expense offsets.

c The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.58% for the period ended December 31, 2005 and 0.57% for the period ended December 31, 2004.

d Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD MONEY MARKET HLS FUND

                                                      CLASS IA - PERIODS ENDED:

                                   12/31/05        12/31/04        12/31/03     12/31/02     12/31/01
                                  ----------      ----------      ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
   period                         $     1.00      $     1.00      $     1.00   $     1.00   $     1.00
Net investment income (loss)            0.03              --            0.01         0.01         0.04
Net realized and unrealized
   gain (loss) on investments             --              --              --           --           --
                                  ----------      ----------      ----------   ----------   ----------
Total from investment
   operations                           0.03              --            0.01         0.01         0.04
Less distributions:
   Dividends from net
      investment income                (0.03)             --           (0.01)       (0.01)       (0.04)
   Distributions from net
      realized gain on
      investments                         --              --              --           --           --
   Distributions from capital             --              --              --           --           --
                                  ----------      ----------      ----------   ----------   ----------
Total distributions                    (0.03)             --           (0.01)       (0.01)       (0.04)
                                  ----------      ----------      ----------   ----------   ----------
Net increase (decrease)
   in net asset value                     --              --              --           --           --
Net asset value, end of
   period                         $     1.00      $     1.00      $     1.00   $     1.00   $     1.00
                                  ==========      ==========      ==========   ==========   ==========
TOTAL RETURN(a)                         2.84%           0.94%           0.75%        1.47%        3.87%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
   (in thousands)                 $1,353,836      $1,294,525      $1,609,439   $2,319,456   $1,867,520
Ratio of expenses to
   average net assets(b)                0.49%(c)        0.48%(c)        0.49%        0.49%        0.48%
Ratio of net investment
   income (loss) to average
   net assets                           2.79%           0.93%           0.75%        1.43%        3.58%
Current Yield(d)                        3.91%           1.78%           0.68%        1.00%        1.80%
Effective Yield(d)                      3.98%           1.80%           0.69%        1.01%        1.82%

(a) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(b)  Ratios do not reflect reductions for expense offsets.

(c) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.49% for the period ended December 31, 2005 and 0.48% for the period ended December 31, 2004.

(d) The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. These figures have not been audited.

                         PRIVACY POLICY AND PRACTICES OF
         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES
                        (herein called "we, our, and us")

         a) THIS PRIVACY POLICY APPLIES TO OUR UNITED STATES OPERATIONS

We value your trust. We are committed to the responsible:

b)   management;

c)   use; and

d)   protection;

of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:

a)   service your TRANSACTIONS with us; and

b)   support our business functions.

We may obtain PERSONAL INFORMATION from:

a)   YOU;

b)   your TRANSACTIONS with us; and

c)   third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:

a)   your name;

b)   your address;

c)   your income;

d)   your payment; or

e)   your credit history;

may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:

a)   our insurance companies;

b)   our employee agents;

c)   our brokerage firms; and

d)   our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:

a)   market our products; or

b)   market our services;

to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:

a)   independent agents;

b)   brokerage firms;

c)   insurance companies;

d)   administrators; and

e)   service providers;

who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:

a)   taking surveys;

b)   marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:

a)   "opt-out;" or

b)   "opt-in;"

as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:

a)   your proper written authorization; or

b)   as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:

a)   underwriting policies;

b)   paying claims;

c)   developing new products; or

d)   advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a)   the confidentiality; and

b)   the integrity of;

PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:

a)   secured files;

b)   user authentication;

c)   encryption;

d)   firewall technology; and

e)   the use of detection software.

We are responsible for and must:

a)   identify information to be protected;

b)   provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

AS USED IN THIS PRIVACY NOTICE:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:

a)   credit history;

b)   income;

c)   financial benefits; or

d)   policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:

a)   your medical records; or

b)   information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:

a)   PERSONAL FINANCIAL INFORMATION; and

b)   PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:

a)   your APPLICATION;

b)   your request for us to pay a claim; and

c)   your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:

a)   asking about;

b)   applying for; or

c)   obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; First State Insurance Company; Hart Life Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Group Insurance Company, Hartford Lloyd's Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Specialty Insurance Services of Texas, LLC; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HL Investment Advisors, LLC; Hartford Life Private Placement, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Planco Financial Services, LLC; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, LLC.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

                                                            FOR MORE INFORMATION

Two documents are available that offer further information on the Hartford HLS
Funds:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semiannual reports. In the fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the funds.

A current SAI and financial statements from the annual report for the fiscal year ended December 31, 2005 have been filed with the SEC and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semiannual reports free of charge, on the funds' website at www.hartfordinvestor.com.

To request a free copy of the current annual/semiannual report for a fund and/or the SAI or for other information about the funds, please contact the funds at:

BY MAIL:

Hartford HLS Funds
c/o Individual Annuity Services
P.O. Box 5085
Hartford, CT 06102-5085

BY PHONE:

1-800-862-6668

ON THE INTERNET:

www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-551-8090.

BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:

INTERNET:

(on the EDGAR Database on the SEC's internet site) www.sec.gov

E-MAIL:

publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:

Hartford Series Fund, Inc.          811-08629
Hartford HLS Series Fund II, Inc.   811-04615

HARTFORD HLS FUNDS

CLASS IA SHARES

PROSPECTUS
MAY 1, 2006

HARTFORD GLOBAL ADVISERS HLS FUND
HARTFORD GROWTH HLS FUND
HARTFORD GROWTH OPPORTUNITIES HLS FUND
HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
HARTFORD LARGECAP GROWTH HLS FUND
HARTFORD SMALLCAP GROWTH HLS FUND
HARTFORD TOTAL RETURN BOND HLS FUND
HARTFORD VALUE OPPORTUNITIES HLS FUND

[SIDENOTE]

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

HARTFORD HLS FUNDS
C/O INDIVIDUAL ANNUITY SERVICES
P.O. BOX 5085
HARTFORD, CT 06102-5085

CONTENTS                                                                    PAGE
--------                                                                    ----
Introduction                                                                   2

Hartford Global Advisers HLS Fund                                              3
Hartford Growth HLS Fund                                                       7
Hartford Growth Opportunities HLS Fund                                        10
Hartford International Capital Appreciation HLS Fund                          13
Hartford LargeCap Growth HLS Fund                                             16
Hartford SmallCap Growth HLS Fund                                             19
Hartford Total Return Bond HLS Fund                                           22
Hartford Value Opportunities HLS Fund                                         25
Investment strategies and investment matters                                  28
Terms used in this Prospectus                                                 30

Management of the funds                                                       32

Further information on the funds                                              35
Purchase and redemption of fund shares                                        35
Determination of net asset value                                              35
Dividends and distributions                                                   36
Frequent purchases and redemptions of fund shares                             36
Federal income taxes                                                          39
Variable contract owner voting rights                                         39
Plan participant voting rights                                                39
Performance related information                                               39
Distributor, Custodian and Transfer Agent                                     39
Financial highlights                                                          40
Privacy policy                                                                46
For more information                                                  back cover

[SIDENOTE]

Introduction.

A summary of each fund's goals, principal strategies, main risks, performance and fees.

Description of other investment strategies and investment risks.

Investment manager and management fee information.

Further information on the funds.

INTRODUCTION

The Hartford HLS Funds are a family of mutual funds (each a "fund" and together the "funds") which may serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates ("Hartford Life") and certain qualified retirement plans. Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans. Each fund described in this prospectus has its own investment strategy and risk/reward profile. Each fund, except for LargeCap Growth HLS Fund, offers two classes of shares: Class IA shares offered in this prospectus and Class IB shares offered pursuant to another prospectus. LargeCap Growth HLS Fund offers Class IA shares only. Class IB shares are subject to distribution fees under a distribution plan adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act") and therefore have higher expenses than Class IA shares, which are not subject to Rule 12b-1 distribution fees.

Growth Opportunities HLS Fund, LargeCap Growth HLS Fund, SmallCap Growth HLS Fund and Value Opportunities HLS Fund are investment portfolios of Hartford HLS Series Fund II, Inc. All other funds are investment portfolios of Hartford Series Fund, Inc.

Each fund is a diversified fund. Information on each fund, including risk factors, can be found on the pages following this Introduction. HARTFORD LIFE ALSO SPONSORS A FAMILY OF MUTUAL FUNDS KNOWN AS THE HARTFORD MUTUAL FUNDS, WHICH ARE OFFERED DIRECTLY TO THE PUBLIC (THE "RETAIL FUNDS"). THE RETAIL FUNDS ARE SEPARATE FUNDS AND SHOULD NOT BE CONFUSED WITH THE HARTFORD HLS FUNDS' INVESTMENT OPTIONS OFFERED IN THIS PROSPECTUS.

The investment manager to each fund is HL Investment Advisors, LLC ("HL Advisors"). The day-to-day portfolio management of the funds is provided by one or more investment sub-advisers. Information regarding HL Advisors and the sub-advisers is included under "Management of the Funds" in this prospectus. An affiliate of HL Advisors acts as the investment adviser to the Retail Funds, some of which have names and investment objectives and strategies similar to those of certain funds offered in this prospectus. The funds are not duplicates of the Retail Funds and their performance will differ.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC. HAVE EACH RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."

                                               HARTFORD GLOBAL ADVISERS HLS FUND

INVESTMENT GOAL. The Hartford Global Advisers HLS Fund seeks maximum long-term total rate of return.

PRINCIPAL INVESTMENT STRATEGY. The fund consists of a diversified portfolio of securities covering a broad range of countries, industries and companies. Under normal circumstances, the fund diversifies its investments among a number of different countries throughout the world, one of which may be the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The fund invests in securities denominated in both U.S. dollars and foreign currencies that are traded in the U.S. or in foreign securities markets, or both.

The fund actively allocates its assets among three categories:

     -    equity securities,

     -    debt securities, and

     -    money market instruments.

The equity portion of the fund invests in common stocks of high-quality growth companies worldwide. These companies must, in the opinion of Wellington Management Company, LLP ("Wellington Management"), be leaders in their respective industries as indicated by an established market presence and strong global, regional or national competitive positions. The equity portion of the fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI World Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $236 million to $370 billion.

Debt securities (other than money market securities) in which the fund may invest include investment grade securities assigned a bond rating within the four highest categories by Moody's or S&P, or unrated securities determined by Wellington Management to be of comparable quality. In addition, the fund may invest up to 15% of its total assets in high-yield, high-risk debt securities, commonly known as "junk bonds." Such securities may be rated as low as "C" by Moody's or S&P, or, if unrated, be of comparable quality as determined by Wellington Management.

Asset allocation decisions are based upon Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values and attractiveness of each asset category. Wellington Management does not attempt to make short-term market timing decisions among asset categories and asset allocation is within Wellington Management's discretion. As a result, shifts in asset allocation are expected to be gradual and continuous and the fund normally has some portion of its assets invested in each asset category. There is no limit on the amount of fund assets that may be allocated to each asset category.

The fund may utilize derivatives to manage portfolio risk and to replicate securities the fund could buy that are not currently available in the market. Such derivatives may include (but are not limited to) transactions designed to minimize the impact of currency movements on the fund.

The fund may trade securities very actively. For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 500%.

MAIN RISKS. The primary risks of this fund are stock market risk, interest rate risk, credit risk, prepayment risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.

Stock market risk means the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Successful use of derivatives by the fund depends upon the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Manager allocation risk refers to the possibility that the portfolio managers could allocate assets in a manner that results in the fund underperforming its peers.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

The fund may trade securities very actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

                                     [CHART]

1996   12.25%
1997    5.52%
1998   13.35%
1999   23.16%
2000   -6.63%
2001   -6.25%
2002   -8.95%
2003   22.26%
2004   12.75%
2005    3.37%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 13.17% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -10.68% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                            1 YEAR   5 YEARS   10 YEARS

Class IA                     3.37%    3.99%      6.46%
Morgan Stanley
   Capital International
   World Index
   (reflects no
   deduction for fees
   or expenses)             10.02%    2.64%      7.47%
Morgan Stanley
   Capital International
   World Growth Index
   (reflects no deduction
   for fees or expenses)     9.74%    0.38%      5.92%
Lehman Brothers
   Global Aggregate
   Index USD Hedged
   (reflects no deduction
   for fees or expenses)    -4.49%    6.81%      5.35%

INDICES: The Morgan Stanley Capital International ("MSCI") World Index is a broad-based unmanaged market capitalization weighted total return index which measures performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

The Morgan Stanley Capital International ("MSCI") World Growth Index is a broad-based unmanaged market capitalization weighted total return index which measures performance of growth securities in 23 developed-country global equity markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

The fund has changed its benchmark from the Morgan Stanley Capital International World Index to the Morgan Stanley Capital International World Growth Index because the fund's investment manager believes that the Morgan Stanley Capital International World Growth Index is better suited to the growth strategy of the fund due to a greater similarity in the characteristics of the securities in the fund and this index.

The Lehman Brothers Global Aggregate Index USD Hedged ("Lehman Brothers Global Aggregate Index") provides a broad-based measure of the global investment-grade fixed income markets (the three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices; it also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities). You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                                     CLASS IA

   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage
      of offering price                                           Not applicable
   Maximum deferred sales charge (load)                           Not applicable
   Exchange fees                                                            None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                         0.75%
   Distribution and service (12b-1) fees                                    None
   Other expenses                                                          0.09%
   Total operating expenses                                                0.84%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                                                CLASS IA

   (with or without redemption)
   Year 1                                                                $   86
   Year 3                                                                $  268
   Year 5                                                                $  466
   Year 10                                                               $1,037

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGEMENT

The equity component of the fund is managed by Wellington Management using a team of investment professionals led by Andrew S. Offit.

Andrew S. Offit

-    Senior Vice President and Equity Portfolio Manager of Wellington Management

- Portfolio manager of the equity component of the fund since 2001 and associate manager of the equity component of the fund since 1997

-    Joined Wellington Management as an investment professional in 1997

Jean-Marc Berteaux

-    Vice President and Equity Portfolio Manager of Wellington Management

- Involved in portfolio management and securities analysis of the equity component of the fund since 2004 and for the firm for the past five years

-    Joined Wellington Management as an investment professional in 2001

-    Senior Telecommunications Analyst at John Hancock Funds (1998-2001)

Matthew D. Hudson, CFA

-    Vice President and Equity Portfolio Manager of Wellington Management

-    Involved in portfolio management and securities analysis for the fund since
     2006

- Joined Wellington Management in 2005 as an investment professional involved in portfolio management and securities analysis

- Portfolio Manager and Analyst at American Century Investment Management (2000-2005)

The debt component of the fund is managed by Wellington Management using a team of investment professionals led by Robert L. Evans.

Robert L. Evans

- Senior Vice President and Fixed Income Portfolio Manager of Wellington Management

-    Portfolio manager of the debt component of the fund since inception (1995)

-    Joined Wellington Management as an investment professional in 1995

Scott M. Elliott, CFA

-    Senior Vice President and Equity Portfolio Manager of Wellington Management

-    Portfolio manager of the asset allocation of the fund since 2001

-    Joined Wellington Management as an investment professional in 1994

Evan S. Grace, CFA

- Vice President and Director of Asset Allocation Research of Wellington Management

- Involved in portfolio management and securities analysis for the fund since 2006 and for the firm for the past three years

-    Joined Wellington Management as an investment professional in 2003

- Head of the Equity Quantitative Research Group and Asset Allocation Portfolio Management Team at State Street Research (1993-2003)

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

                                                        HARTFORD GROWTH HLS FUND

INVESTMENT GOAL. The Hartford Growth HLS Fund seeks long term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities of growth companies. The key characteristics of growth companies favored by the fund include substantial growth, superior business management, strong cashflow generation, high margins, high return on capital, a strong balance sheet and a leadership position within the industry. The fund may invest in companies with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the Russell 1000 Growth Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $702 million to $370 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Wellington Management utilizes what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, cash flow and revenues.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

                                     [CHART]

2003   32.81%
2004   12.49%
2005    4.67%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 16.22% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -7.61% (1ST QUARTER, 2005).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                  SINCE INCEPTION
                         1 YEAR   (APRIL 30, 2002)

Class IA                  4.67%         8.59%
Russell 1000
   Growth Index
   (reflects no
   deduction for fees
   or expenses)           5.26%         4.37%

INDEX: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                                     CLASS IA
  (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering
      price                                                      Not applicable
   Maximum deferred sales charge (load)                          Not applicable
   Exchange fees                                                 None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                         0.80%
   Distribution and service (12b-1) fees                                   None
   Other expenses                                                          0.04%
   Total operating expenses                                                0.84%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                                                CLASS IA
   (with or without redemption)
   Year 1                                                                $   86
   Year 3                                                                $  268
   Year 5                                                                $  466
   Year 10                                                               $1,037

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Andrew J. Shilling, CFA

-    Senior Vice President and Equity Portfolio Manager of Wellington Management

- Portfolio manager of the fund since 2002 and for the firm for at least the past five years

-    Joined Wellington Management as an investment professional in 1994

John A. Boselli

-    Senior Vice President and Equity Portfolio Manager of Wellington Management

- Involved in portfolio management and securities analysis for the fund since 2002 and for the firm for the past four years

-    Joined Wellington Management as an investment professional in 2002

- Managing Director of the Global Equity Research Group at Putnam Investments Incorporated (1996-2002)

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD GROWTH OPPORTUNITIES HLS FUND

INVESTMENT GOAL. The Hartford Growth Opportunities HLS Fund seeks short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify high quality growth companies for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund may trade securities actively.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

                                     [CHART]

1996    16.41%
1997    12.42%
1998    19.01%
1999    55.17%
2000     3.99%
2001   -22.85%
2002   -27.65%
2003    43.79%
2004    17.18%
2005    16.31%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 44.29% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -23.35% (1ST QUARTER, 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                    1 YEAR   5 YEARS   10 YEARS

Class IA(1)                                          16.31%     1.81%     10.64%
Russell 3000 Growth Index (reflects no deduction
   for fees or expenses)                              5.17%    -3.16%      6.48%

(1)  The fund's shares were re-designated IA shares on April 30, 2002.

INDEX: The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                                     CLASS IA
   (fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering
      price                                                      Not applicable
   Maximum deferred sales charge (load)                          Not applicable
   Exchange fees                                                 None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                         0.61%
   Distribution and service (12b-1) fees                                   None
   Other expenses                                                          0.03%
   Total operating expenses                                                0.64%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                                                CLASS IA
(with or without redemption)
   Year 1                                                                 $ 65
   Year 3                                                                 $205
   Year 5                                                                 $357
   Year 10                                                                $798

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Michael T. Carmen, CFA

-    Senior Vice President and Equity Portfolio Manager of Wellington Management

-    Portfolio manager of the fund since 2001

-    Joined Wellington Management as an investment professional in 1999

Mario E. Abularach

-    Vice President and Equity Research Analyst of Wellington Management

- Involved in portfolio management and securities analysis for the fund since 2006 and for the firm for the past five years

-    Joined Wellington Management as an investment professional in 2001

-    Research Analyst at JLF Asset Management (2000)

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND

INVESTMENT GOAL. The Hartford International Capital Appreciation HLS Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its assets in equity securities of foreign issuers, including non-dollar securities. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. Although some consideration is given to ensuring country diversification, allocation of investments among countries is primarily the result of sector and security selection. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.

The fund's investment strategy is to invest in high-quality growth companies in international markets. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI EAFE Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $236 million to $222 billion.

The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the MSCI EAFE Index is researched by the team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers. The portfolio is fairly concentrated and may exhibit a relatively high degree of tracking risk. The fund may trade securities actively.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Stocks of companies with market capitalizations above $2 billion as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks. If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated. An investment in the fund entails substantial market risk.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

Wellington Management's investment strategy will influence performance significantly. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

                                    [CHART]

2002   -17.21%
2003    51.02%
2004    24.72%
2005     6.16%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 24.98% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -20.57% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                 SINCE INCEPTION
                        1 YEAR   (APRIL 30, 2001)

Class IA                  6.16%        7.85%

MSCI EAFE Index
   (reflects no
   deduction for fees
   or expenses)          14.02%        7.10%
MSCI EAFE
   Growth Index
   (reflects no
   deduction for fees
   or expenses)          13.64%        4.93%

INDICES: The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. You cannot invest directly in an index.

The Morgan Stanley Capital International Europe, Australasia and Far East Growth Index ("MSCI EAFE Growth Index") is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of growth securities with the MSCI EAFE Index. You cannot invest directly in an index.

The fund has changed its benchmark from the MSCI EAFE Index to the MSCI EAFE Growth Index because the fund's investment manager believes that the MSCI EAFE Growth Index is better suited to the investment strategy of the fund.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                                        CLASS IA

(fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering
   price                                                          Not applicable
   Maximum deferred sales charge (load)                           Not applicable
   Exchange fees                                                  None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                         0.82%
   Distribution and service (12b-1) fees                                   None
   Other expenses                                                          0.11%
   Total operating expenses                                                0.93%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                                                CLASS IA
   (with or without redemption)
   Year 1                                                                 $   95
   Year 3                                                                 $  296
   Year 5                                                                 $  515
   Year 10                                                                $1,143

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Andrew S. Offit

-    Senior Vice President and Equity Portfolio Manager of Wellington Management

-    Portfolio manager of the fund since inception (2001)

-    Joined Wellington Management as an investment professional in 1997

Jean-Marc Berteaux

-    Vice President and Equity Portfolio Manager of Wellington Management

-    Involved in portfolio management and securities analysis for the fund since
     2001

-    Joined Wellington Management as an investment professional in 2001

-    Senior Telecommunications Analyst at John Hancock Funds (1998-2001)

Matthew D. Hudson, CFA

-    Vice President and Equity Portfolio Manager of Wellington Management

-    Involved in portfolio management and securities analysis for the fund since
     2006

- Joined Wellington Management in 2005 as an investment professional involved in portfolio management and securities analysis

- Portfolio Manager and Analyst at American Century Investment Management (2000-2005)

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD LARGECAP GROWTH HLS FUND

INVESTMENT GOAL. The Hartford LargeCap Growth HLS Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in large capitalization companies, focusing on the common stocks of a limited number of large, carefully selected, high quality United States companies whose securities are believed likely to achieve superior earnings growth. The fund defines large capitalization companies as companies with market capitalizations similar to those of companies in the S&P 500 Index. Normally, about 60 to 70 companies will be represented in the fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 50-60% of the fund's assets. The fund is designed for those seeking to accumulate capital over time with less volatility than that typically associated with investments in smaller companies.

The fund's sub-adviser, Holland Capital Management, L.P. ("Holland Capital"), relies heavily upon the fundamental research and analysis of its experienced internal research staff. The Holland Capital staff generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions and/or niche products or services, strong financial condition, and superior earnings growth prospects. Emphasis is placed on identifying companies with above average prospective earnings growth that is not fully reflected in current market valuations.

Holland Capital expects the average market capitalization of companies represented in the fund's portfolio normally to be in the range of the average market capitalization of companies comprising the S&P 500 Index. As of December 31, 2005 the dollar-weighted average market capitalization of companies comprising the S&P 500 Index was $89.55 billion. The fund's dollar weighted average market capitalization as of such date was $90.26 billion.

Although the fund invests primarily in stocks of United States companies, it may invest up to 20% of its total assets in equity securities of non-U.S. companies. It may also invest up to 20% of its net assets in convertible securities.

The fund may buy and sell futures and options contracts. This will be done primarily to hedge the value of the fund's portfolio against potential adverse movements in securities prices, but may also be done to attempt to enhance returns.

During market declines, while adding to positions in favored stocks, the fund may become somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the fund may become somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this approach, Holland Capital seeks to gain positive returns in rising markets while providing some measure of protection in declining markets.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization growth companies significantly influences its performance. Large capitalization stocks as a group could fall out of favor with the market causing the fund to underperform funds that focus on small- or medium-capitalization stocks. In addition, if Holland Capital incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that had been anticipated. If Holland Capital's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

Because the fund invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either positive or negative, on the fund's net asset value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

If the fund uses options and futures contracts, it will be exposed to additional risks and transaction costs. Successful use of these derivative instruments, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

                                    [CHART]

1999    27.22%
2000   -17.95%
2001   -14.89%
2002   -31.04%
2003    23.42%
2004    11.54%
2005     0.99%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 17.41% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -18.10% (3RD QUARTER, 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                           SINCE INCEPTION
                        1 YEAR   5 YEARS    (MAY 1, 1998)

Class IA(1)               0.99%    -3.99%      0.13%
S&P 500 Index
   (reflects no
   deduction for fees
   or expenses)           4.91%     0.55%      3.09%(2)

(1)  The fund's shares were re-designated as Class IA shares on April 30, 2002.

(2)  Return is from 4/30/98.

INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                                     CLASS IA

   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of
      offering price                                              Not applicable
   Maximum deferred sales charge (load)                           Not applicable
   Exchange fees                                                  None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                                      0.90%
   Distribution and service (12b-1) fees                                    None
   Other expenses                                                          0.06%
   Total operating expenses                                                0.96%

(1) HL Advisors has voluntarily agreed to waive a portion of its management fees until December 31, 2006. While such waiver is in effect, the management fee is 0.80%.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                                                CLASS IA

   (with or without redemption)
   Year 1                                                                $   98
   Year 3                                                                $  306
   Year 5                                                                $  531
   Year 10                                                               $1,178

SUB-ADVISER

Holland Capital

PORTFOLIO MANAGERS

Louis A. Holland

- Managing Partner and Chief Investment Officer of Holland Capital Management, L.P.

-    Co-manager of the fund since 2003

- Member of the Investment Policy Committee (comprised of portfolio managers and equity analysts) with final authority for investment decisions

-    Investment professional for over thirty-five years

Monica L. Walker

-    Partner and Equity Portfolio Manager of Holland Capital Management, L.P.

-    Co-manager of the fund since 2003

- Member of the Investment Policy Committee (comprised of portfolio managers and equity analysts) with final authority for investment decisions

-    Investment professional for over twenty years

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

                                               HARTFORD SMALLCAP GROWTH HLS FUND

INVESTMENT GOAL. The Hartford SmallCap Growth HLS Fund seeks to maximize short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies that the fund's sub-adviser, Wellington Management, believes have superior growth potential. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2005, this range was between approximately $26 million and $4 billion. The fund's portfolio is diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. Global Industry Analyst ratings are based upon fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security favoring those with attractive valuation and timeliness measures. Valuation factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

The fund's portfolio is constructed stock by stock, an investment approach Wellington Management refers to as "bottom up." However, in constructing the fund's portfolio Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking.

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS IA TOTAL RETURNS BY CALENDAR
YEAR

                                    [CHART]

1996     7.64%
1997     1.43%
1998    21.17%
1999   109.25%
2000   -15.08%
2001   -20.18%
2002   -28.83%
2003    50.06%
2004    15.43%
2005    11.02%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 60.73% (4TH QUARTER, 1999) AND THE LOWEST QUARTERLY RETURN WAS -29.17% (3RD QUARTER, 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                        1 YEAR   5 YEARS   10 YEARS

Class IA(1)             11.02%    1.78%      9.89%
Russell 2000 Growth
   Index (reflects no
   deduction for fees
   or expenses)          4.15%    2.28%      4.69%

(1) The fund's shares were re-designated Class IA shares on April 30, 2002.

INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                                     CLASS IA

   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage
      of offering price                                           Not applicable
   Maximum deferred sales charge (load)                           Not applicable
   Exchange fees                                                  None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                         0.61%
   Distribution and service (12b-1) fees                                    None
   Other expenses                                                          0.02%
   Total operating expenses                                                0.63%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                                                CLASS IA

   (with or without redemption)
   Year 1                                                                 $ 64
   Year 3                                                                 $202
   Year 5                                                                 $351
   Year 10                                                                $786

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

David J. Elliott

-    Vice President and Equity Portfolio Manager of Wellington Management

-    Portfolio manager of the fund since 2001

- Joined Wellington Management in 1995 and has been an investment professional since 1999

Doris T. Dwyer

-    Vice President and Equity Portfolio Manager of Wellington Management

-    Involved in portfolio management and securities analysis for the fund since
     2001

-    Joined Wellington Management as an investment professional in 1998

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

HARTFORD TOTAL RETURN BOND HLS FUND

INVESTMENT GOAL. The Hartford Total Return Bond HLS Fund seeks competitive total return, with income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in bonds. Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers.

The fund normally invests at least 70% of its total assets in investment grade debt securities. The fund may invest up to 20% of its total assets in securities rated below investment grade. Any security rated "Ba" by Moody's or "BB" by S&P or lower, or securities which, if unrated, are determined by Hartford Investment Management Company ("Hartford Investment Management") to be of comparable quality, are below investment grade. Securities rated below investment grade are commonly referred to as "high yield -- high risk securities" or "junk bonds." The fund may also invest up to 10% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. There is no other limit on the maturity of bonds held by the fund or the average maturity of the fund's portfolio.

The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

Hartford Investment Management uses what is sometimes referred to as a "top-down" analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities from selected industries that, from a yield perspective, appear to be attractive. Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team. The fund may trade securities actively.

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield -- high risk bond prices can fall on bad news about the economy, an industry or a company.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and on the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

                                     [CHART]

1996    3.52%
1997   11.35%
1998    8.15%
1999   -2.02%
2000   11.99%
2001    8.68%
2002   10.08%
2003    7.85%
2004    4.62%
2005    2.45%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 4.22% (4TH QUARTER, 2002) AND THE LOWEST QUARTERLY RETURN WAS -2.23% (2ND QUARTER, 2004).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                         1 YEAR   5 YEARS   10 YEARS

Class IA                  2.45%    6.70%      6.58%
   Lehman Brothers
   U.S. Aggregate Bond
   Index (reflects no
   deduction for fees
   or expenses)           2.43%    5.87%      6.16%

INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

HARTFORD TOTAL RETURN BOND HLS FUND

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                                      CLASS IA
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage
      of offering price                                           Not applicable
   Maximum deferred sales charge (load)                           Not applicable
   Exchange fees                                                            None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                         0.46%
   Distribution and service (12b-1) fees                                   None
   Other expenses                                                          0.04%
   Total operating expenses                                                0.50%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                                                CLASS IA
   (with or without redemption)
   Year 1                                                                 $ 51
   Year 3                                                                 $160
   Year 5                                                                 $280
   Year 10                                                                $628

SUB-ADVISER

Hartford Investment Management

PORTFOLIO MANAGER

Nasri Toutoungi

-    Managing Director of Hartford Investment Management

-    Portfolio manager of the fund since 2003

-    Joined Hartford Investment Management in 2003

- Previously, Managing Director of Blackrock, Inc. from 1998 to January 2002, and a Director and Partner of Rogge Global Partners from 1997 to 1998

The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.

                                           HARTFORD VALUE OPPORTUNITIES HLS FUND

INVESTMENT GOAL. The Hartford Value Opportunities HLS Fund seeks short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that the fund's sub-adviser, Wellington Management, believes are undervalued and have the potential for appreciation. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its price-to-earnings ratio, issuer's earnings power, and growth potential. Stocks are selected whose issuers have the most compelling blend of the following attributes:

     -    high fundamental investment value,

     -    a strong management team, and

     -    strong industry position.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

                                     [CHART]

1997    25.24%
1998     9.64%
1999     8.96%
2000    18.49%
2001    -2.55%
2002   -24.95%
2003    41.87%
2004    18.87%
2005     8.32%

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 22.05% (2ND QUARTER, 2003) AND THE LOWEST QUARTERLY RETURN WAS -18.32% (3RD QUARTER, 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                        SINCE
                                                                      INCEPTION
                                                                       (MAY 1,
                                                   1 YEAR   5 YEARS     1996)

Class IA(1)                                         8.32%    5.97%     10.56%
Russell 3000 Value
   Index (reflects no
   deduction for fees
   or expenses)                                     6.85%    5.86%     10.75%(2)

Russell 1000 Value
   Index (reflects
   no deduction
   for fees or expenses)                            7.05%    5.28%     10.65%(2)

(1)  The fund's shares were re-designated as Class IA shares on April 30, 2002.

(2)  Return is from 4/30/96.

INDICES: The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                                    CLASS IA

   (fees paid directly from your investment)

   Maximum sales charge (load) as a percentage
      of offering price                                           Not applicable
   Maximum deferred sales charge (load)                           Not applicable
   Exchange fees                                                            None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)

   Management fees                                                         0.62%
   Distribution and service (12b-1) fees                                   None
   Other expenses                                                          0.03%
   Total operating expenses                                                0.65%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                                                CLASS IA

   (with or without redemption)
   Year 1                                                                 $ 66
   Year 3                                                                 $208
   Year 5                                                                 $362
   Year 10                                                                $810

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGEMENT

This fund has been managed by a team specializing in all-cap value investing since 2001. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors are made collectively by the team.

James H. Averill

-    Senior Vice President and Equity Portfolio Manager of Wellington Management

- Involved in portfolio management and securities analysis for the fund since 2001 focused primarily on the finance, retail, capital goods, health services and paper industries

-    Joined Wellington Management as an investment professional in 1985

David R. Fassnacht

-    Senior Vice President and Equity Portfolio Manager of Wellington Management

- Involved in portfolio management and securities analysis for the fund since 2001 focused primarily on the communications services, media, pharmaceutical, airline and chemical industries

-    Joined Wellington Management as an investment professional in 1991

James N. Mordy

-    Senior Vice President and Equity Portfolio Manager of Wellington Management

- Involved in portfolio management and securities analysis for the fund since 2001 focused primarily on the technology, consumer staples and utilities sectors

-    Joined Wellington Management as an investment professional in 1985

David W. Palmer

-    Vice President and Equity Research Analyst of Wellington Management

- Involved in portfolio management and securities analysis for the fund since 2003 focused primarily on the metals, communications equipment, energy and specialty finance sectors and for the firm for at least the past five years

-    Joined Wellington Management as an investment professional in 1998

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

INVESTMENT RISKS GENERALLY

Many factors affect each fund's performance. There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). All funds may invest in equity securities as part of their principal investment strategy. With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Global Advisers HLS Fund and Total Return Bond HLS Fund may invest in debt securities as part of their principal investment strategy. As described below, an investment in certain of the funds entails special additional risks.

USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES

From time to time, as part of its principal investment strategy, each fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective.

USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES

Each fund may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques, which are incidental to each fund's primary strategy, permit a fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds, and it may not always be feasible for a fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

The use of derivatives is a principal investment strategy for Global Advisers HLS Fund only.

FOREIGN INVESTMENTS

The funds may invest in securities of foreign issuers and non-dollar securities as part of their principal investment strategy.

Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of a fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States.

Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

INVESTMENTS IN EMERGING MARKETS

International Capital Appreciation HLS Fund may invest in emerging markets as part of its principal investment strategy. All other funds may invest in emerging markets, but not as a part of their principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The funds may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

SMALL CAPITALIZATION COMPANIES

Growth Opportunities HLS Fund, SmallCap Growth HLS Fund and Value Opportunities HLS Fund may invest in securities of small capitalization companies as part of their principal investment strategy. Each other fund may hold securities of such companies, but not as a principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

OTHER INVESTMENT COMPANIES

Each fund is permitted to invest in other investment companies, including investment companies which may not be registered under the 1940 Act, such as holding company depository receipts ("HOLDRs"), but not as part of its principal investment strategy. Securities in certain countries are currently accessible to the funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

A fund's investments in investment companies may include various exchange-traded funds ("ETFs"), subject to the fund's investment objective, policies, and strategies as described in the prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of equity ETFs are:

     - "SPDRS" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

     - "QUBES" (QQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

     - "ISHARES," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

     - "HOLDRS" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the fund's investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a fund can generate brokerage expenses.

Generally, a fund will not purchase securities of an investment company if, as a result: (1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company.

ABOUT EACH FUND'S INVESTMENT GOAL

Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

Global Advisers HLS Fund, Growth Opportunities HLS Fund, International Capital Appreciation HLS Fund and Total Return Bond HLS Fund may have relatively high portfolio turnover. The other funds may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses and transaction costs for a fund, and therefore could adversely affect the fund's performance. The funds are not managed to achieve a particular tax result for shareholders.

TERMS USED IN THIS PROSPECTUS

EQUITY SECURITIES: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

FOREIGN ISSUERS AND FOREIGN BORROWERS: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets.

NON-DOLLAR SECURITIES AND LOANS: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

INVESTMENT POLICIES

LargeCap Growth HLS Fund, SmallCap Growth HLS Fund and Total Return Bond HLS Fund and U.S. Government Securities HLS Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name as set forth in the fund's Principal Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by a fund, this requirement is no longer met, due to changes in the value or capitalization of portfolio assets, or otherwise, the fund's future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of that fund's board of directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

DISCLOSURE OF PORTFOLIO HOLDINGS

The funds will disclose their complete calendar quarter-end portfolio holdings on the funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each calendar quarter. The funds also will disclose on the funds' website no earlier than 15 days after the end of each month (i) the five issuers that together constitute the largest portion of each fund's assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund's largest ten holdings (in the case of other funds). A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available (i) in the funds' SAI; and (ii) on the funds' website.

MANAGEMENT OF THE FUNDS

THE INVESTMENT MANAGER

HL Investment Advisors, LLC ("HL Advisors") is the investment manager to each fund. As investment manager, HL Advisors is responsible for the management of each fund and supervises the activities of the investment sub-advisers described below. In addition, Hartford Life provides administrative services to each fund. HL Advisors and Hartford Life are wholly-owned indirect subsidiaries of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with $323 billion in assets under management as of December 31, 2005. HL Advisors had approximately $61 billion in assets under management as of December 31, 2005 HL Advisors is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds rely on an exemptive order from the SEC under which they use a "Manager of Managers" structure. HL Advisors has responsibility, subject to oversight by the Board of Directors to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HL Advisors to appoint a new sub-adviser, not affiliated with HL Advisors, with the approval by the Board of Directors and without obtaining approval from those contract holders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected contract holders will receive information about the new sub-advisory relationship.

LITIGATION AND REGULATORY ACTIONS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies. These regulatory inquiries have focused on a number of mutual fund issues, including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual fund related issues. The Hartford has received requests for information and subpoenas from the Securities and Exchange Commission (the "SEC"), subpoenas from the New York Attorney General's Office, a subpoena from the Connecticut Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues. In addition, the SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing and the SEC's Division of Enforcement is investigating aspects of The Hartford's variable annuity and mutual funds operations related to directed brokerage and revenue sharing. The Hartford discontinued the use of directed brokerage in recognition of mutual fund sales in late 2003. The Hartford continues to cooperate fully with the SEC, the New York Attorney General's Office, the Connecticut Attorney General's Office and other regulatory agencies in these matters.

To date, none of these investigations have resulted in the initiation of any formal action against The Hartford by these regulators. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in active discussions with the SEC and the New York Attorney General's Office. The potential timing of any resolution of any of these matters or the initiation of any formal action by any of these regulators is difficult to predict. The Hartford does not expect any such action to result in a material adverse effect on the funds. However, if the SEC or another regulatory agency brings an action seeking injunctive relief, the funds' adviser and/or sub-advisers could be barred from serving in their advisory capacity unless relief is obtained from the SEC. There can be no assurance that such relief, if sought, will be granted.

In addition, The Hartford has been served with five consolidated putative national class actions, now consolidated into a single putative class action, IN RE HARTFORD MUTUAL FUNDS FEE LITIGATION, which is currently pending before the United States District Court for the District of Connecticut. In the consolidated amended complaint in this action, filed on October 20, 2004, plaintiffs make "direct claims" on behalf of investors in The Hartford Retail Funds and "derivative claims" on behalf of the Retail Funds themselves. Plaintiffs (including Linda Smith, the lead plaintiff) allege that excessive or inadequately disclosed fees were charged to investors in the Retail Funds, that certain fees were used for improper purposes, and that undisclosed, improper, or excessive payments were made to brokers, including in the form of directed brokerage. Plaintiffs are seeking compensatory and punitive damages in an undetermined amount; rescission of the Retail Funds' investment advisory contracts, including recovery of all fees which would otherwise apply and recovery of fees paid; an accounting of all Retail Fund related fees, commissions, directed brokerage and soft dollar payments; and restitution of all allegedly unlawfully or discriminatorily obtained fees and charges. Defendants have moved to dismiss the consolidated amended complaint in this action. The defendants in this case include various Hartford entities, Wellington Management, The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., the Retail Funds themselves, and certain of the directors of the Retail Funds, who also serve as directors of the funds. This litigation is not expected to result in a material adverse effect on the funds.

THE INVESTMENT SUB-ADVISERS

Wellington Management Company, LLP ("Wellington Management") is the investment sub-adviser to each of the funds, other than those sub-advised by Hartford Investment Management Company ("Hartford Investment Management") or Holland Capital Management, L.P. ("Holland Capital").

Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2005, Wellington Management had investment management authority over approximately $521 billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.

Hartford Investment Management is the investment sub-adviser to Total Return Bond HLS Fund. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2005, Hartford Investment Management had investment management authority over approximately $116 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

Holland Capital, a Delaware limited partnership with principal offices at 1 North Wacker Drive, Suite 700, Chicago, Illinois 60606, is the investment sub-adviser to LargeCap Growth HLS Fund. Holland Capital is a professional money management firm with investment authority over client assets as of December 31, 2005 totaling approximately $3.04 billion. Holland Capital's clients are primarily corporate employee benefit funds, public employee retirement plans, investment companies, foundations and endowments.

MANAGEMENT FEES

Growth Opportunities HLS Fund, LargeCap Growth HLS Fund, SmallCap Growth HLS Fund and Value Opportunities HLS Fund each pay a monthly management fee to HL Advisors for investment advisory and certain administrative services. Each other fund pays a monthly management fee to HL Advisors and an administration fee to Hartford Life (these management and administration fees are aggregated for the purposes of presentation in the table below). These fees are based on a stated percentage of the fund's average daily net asset value as follows:

GROWTH OPPORTUNITIES HLS FUND, SMALLCAP GROWTH HLS FUND AND VALUE OPPORTUNITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $100 Million                                                      0.700%
Amount Over $100 Million                                                0.600%

TOTAL RETURN BOND HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $250 Million                                                      0.525%
Next $250 Million                                                       0.500%
Next $500 Million                                                       0.475%
Next $4 Billion                                                         0.450%
Next $5 Billion                                                         0.430%
Amount Over $10 Billion                                                 0.420%

GLOBAL ADVISERS HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $250 Million                                                      0.775%
Next $250 Million                                                       0.725%
Next $500 Million                                                       0.675%
Amount Over $1 Billion                                                  0.625%

GROWTH HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $250 Million                                                      0.825%
Next $250 Million                                                       0.775%
Next $500 Million                                                       0.725%
Amount Over $1 Billion                                                  0.675%

INTERNATIONAL CAPITAL APPRECIATION HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $250 Million                                                      0.850%
Next $250 Million                                                       0.800%
Amount Over $500 Million                                                0.750%

LARGECAP GROWTH HLS FUND(1)

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $100 Million                                                      0.900%
Next $100 Million                                                       0.850%
Amount Over $200 Million                                                0.800%

(1) HL Advisors has voluntarily agreed to waive 0.10% of its management fees until December 31, 2006.

For the year ended December 31, 2005, Growth Opportunities HLS Fund, LargeCap Growth HLS Fund, SmallCap Growth HLS Fund, U.S. Government Securities HLS Fund and Value Opportunities HLS Fund each paid management fees to HL Advisors. Each other fund paid management and administration fees to HL Advisors and Hartford Life, respectively (these management and administration fees are aggregated for the purposes of presentation in the table below).

These fees, expressed as a percentage of net assets, were as follows:

FUND NAME                                              ANNUAL RATE
---------                                              -----------
Hartford Global Advisers HLS Fund                         0.76%
Hartford Growth HLS Fund                                  0.81%
Hartford Growth Opportunities HLS Fund                    0.61%
Hartford International Capital Appreciation HLS Fund      0.85%
Hartford LargeCap Growth HLS Fund                         0.90%
Hartford SmallCap Growth HLS Fund                         0.62%
Hartford Total Return Bond HLS Fund                       0.46%
Hartford Value Opportunities HLS Fund                     0.64%

A discussion regarding the basis for the Boards of Directors' approval of the investment management and investment sub-advisory agreements of the funds is available in the funds' annual report to shareholders covering the period ending December 31, 2005.

                                                FURTHER INFORMATION ON THE FUNDS

PURCHASE AND REDEMPTION OF FUND SHARES

The funds may offer each class of their shares to variable annuity and variable life insurance separate accounts of Hartford Life (the "Accounts") as investment options for certain variable annuity contracts and variable life insurance contracts ("variable contracts") issued through the Accounts. The funds may also offer each class of their shares to certain qualified retirement plans (the "Plans"). Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of other insurance companies.

Except for LargeCap Growth HLS Fund, each fund offers two different classes of shares -- Class IA and Class IB. Class IA shares are offered by this prospectus. Class IB shares are offered by a separate prospectus. For each of these funds, both classes of shares represent an investment in the fund but are subject to different expenses and have different prices and performance.

Most of the Accounts are registered with the SEC as investment companies. When shares of a fund are offered as investment options for variable contracts issued through such an Account, a separate prospectus describing the particular Account and contract will accompany this prospectus. When shares of a fund are offered as investment options for variable contracts issued through an Account that is not so registered, a separate disclosure document (rather than a prospectus) describing that Account and contract will accompany this prospectus.

Shares of the funds are sold by Hartford Securities Distribution Company, Inc. (the "Distributor") in a continuous offering to the Accounts and the Plans. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the fund corresponding to that subaccount. The Accounts and the Plans purchase and redeem Class IA shares of the funds at net asset value without sales or redemption charges.

For each day on which a fund's net asset value is calculated, the Accounts transmit to the fund any orders to purchase or redeem shares of the fund based on the net purchase payments, redemption (surrender or withdrawal) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed by Hartford Life as of that day. Similarly, the Plans transmit to a fund any orders to purchase or redeem shares of the fund based on the instructions of Plan trustees or participants received by the Plans as of that day. The Accounts and Plans purchase and redeem shares of the funds at the next net asset value per share calculated after the related orders are received, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of notice of redemption, except that payments of redemptions may be postponed beyond seven days when permitted by applicable laws and regulations.

Although they would not normally do so, the funds have the right to pay the redemption price of shares of the funds in whole or in part in portfolio securities. When portfolio securities received in this fashion are sold, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners invested in a particular fund. Likewise, a potential for certain conflicts exists between the interests of owners of variable contracts and those of participants in a Plan that invests in a fund. To the extent that such classes of investors are invested in the same fund when a conflict of interest arises that might involve the fund, one or more of such classes of investors could be disadvantaged. The funds currently do not foresee any such conflict or disadvantage to owners of variable contracts or Plan participants. Nonetheless, each fund's Board of Directors will monitor each fund for the existence of any irreconcilable material conflicts among or between the interests of various classes of investors. If such a conflict affecting owners of variable contracts is determined to exist, Hartford Life will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more Accounts may be required to withdraw its investment in one or more of the funds or substitute shares of another fund for the current fund. This, in turn, could cause a fund to sell portfolio securities at a disadvantageous price.

DETERMINATION OF NET ASSET VALUE

The net asset value per share (NAV) is determined for each fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.

The funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund may use fair value pricing include, among others:
(i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities; and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each fund, and in particular, Global Advisers HLS Fund, Growth Opportunities HLS Fund, International Capital Appreciation HLS Fund and Value Opportunities HLS Fund, uses a fair value pricing service approved by that fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of each fund's shares is determined only on business days of the funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that fund determines its NAV per share.

Debt securities (other than short-term obligations) held by a fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from the widely-used quotation system in accordance with procedures established by that fund's Board of Directors. Generally, each fund may use fair valuation in regards to debt securities when a fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions may be declared by each fund's Board of Directors from time to time. The current policy for each fund is to pay dividends from net investment income and to make distributions of realized capital gains, if any, at least once each year.

Such dividends and distributions are automatically invested in additional full or fractional shares monthly on the last business day of each month at the per share net asset value on that date.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of a fund by a fund's shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading can (i) cause a fund's portfolio manager to hold larger cash positions than desired instead of fully investing the fund, which can result in lost investment opportunities; (ii) cause unplanned and inopportune portfolio turnover in order to meet redemption requests; and (iii) increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Funds that invest in securities that are traded primarily in markets outside of the United States may include Global Advisers HLS Fund, Growth Opportunities HLS Fund, International Capital Appreciation HLS Fund and Value Opportunities HLS Fund. Frequent traders, and in particular those using arbitrage strategies can dilute a fund's NAV for long-term shareholders.

If you intend to trade frequently or use market-timing investment strategies, you should not invest in the funds.

The funds are available for investment, directly or indirectly, through a variety of means, including: individual variable-annuity contracts and individual variable-life policies; group annuity contracts and corporate-owned life insurance ("COLI") policies issued by Hartford Life Insurance Company and its affiliates (collectively "Hartford Life"); and IRS-qualified investment plans, such as employer-sponsored retirement plans. With the exception of participants in a relatively small number of qualified investment plans (representing a small percentage of the assets of the funds), individual investors do not participate directly in the funds through ownership of fund shares. Rather, the overwhelming majority of participants invest in separate accounts maintained by Hartford Life in connection with its variable annuity and life insurance products, which in turn invest in the funds. In all cases, exchange activity among the funds occurs on an omnibus basis, which limits the ability of the funds, themselves, to monitor or restrict the trading practices of individual investors in a meaningful way. Hartford Life has the ability to monitor and restrict trading practices of individual investors in most, but not all, cases.

In addition to these limitations on the funds' ability to monitor and restrict individual trading practices, the varied mechanisms for participation in the funds prevent the funds from establishing policies for market timing and abusive trading that are enforceable on equal terms with respect to all direct and indirect investors in the funds. Older versions of individual variable-annuity contracts issued by Hartford Life, for example, do not include terms that would expressly permit Hartford Life to impose strict numeric limitations on the number of exchanges that a contract holder can make during a specified time period or redemption fees on short-term trading activity. These contracts have not been sold by Hartford Life since the 1980's, but holders of these contracts remain invested in Hartford Life's separate accounts, which in turn invest in the funds. Further, many of the existing plan documents and agreements with third-party administrators for omnibus accounts do not contain terms that would enable the funds, Hartford Life, or the plan sponsors to impose trading restrictions upon individual participants in those plans who may be deemed to be market timers or abusive traders.

The Boards of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds' policy is to discourage investors from trading in a fund's shares in an excessive manner that would be harmful to long-term investors by requiring Hartford Life to establish internal procedures that are reasonably designed to decrease the attractiveness of the funds to market timers and to impose reasonable restrictions on frequent purchases and redemptions of fund shares to the extent practicable. In addition, it is the funds' policy to require the funds' sub-advisers to establish internal procedures pursuant to which portfolio managers are required to report to Hartford Life any cash flow activities in the funds that, in the reasonable judgment of the portfolio manager, are reasonably likely to affect adversely the management or performance of a fund. Once a portfolio manager reports such activities to Hartford Life, Hartford Life will identify all investors who transferred in or out of that fund on the day or days identified by the portfolio manager. Hartford Life will then review the list to determine whether the transfer activity violates the policies and procedures adopted by the applicable Board of Directors with respect to frequent purchase and redemption of fund shares. Where Hartford Life cannot directly restrict the practices of an investor, Hartford Life will work with the appropriate financial intermediary to do so. The funds reserve the right, in their sole discretion, to reject any purchase request that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the request or previous excessive trading activity, but have no obligation to do so. No system for prevention and detection of market timing and other abusive trading activities can be expected to eliminate all such activities.

Hartford Life has developed and employs the following procedures with respect to restrictions on trading:

Individual Variable Annuity and Variable Life Products. Hartford Life presently sells only individual variable annuity contracts and individual variable life insurance policies that include contractual language reserving for Hartford Life the right to restrict abusive trading activities and to revoke the exchange privileges of abusive traders. In addition, currently sold variable annuity contracts and variable life insurance policies contain terms that permit Hartford Life to limit the means by which contract holders and policy holders may conduct exchanges. Under Hartford Life's internal policies and procedures, any contract owner or policy holder who conducts in excess of twenty (20) exchanges in one policy/contract year is deemed to be an "Excessive Trader" for the remainder of the policy/contract year. With respect to any currently sold contract or policy, an Excessive Trader may only conduct exchanges in writing by U.S. mail or overnight delivery.

Although subject to the Excessive Trader restrictions described above, Hartford Life's older Director I and Director II variable annuity contracts, which were sold in the 1980's, do not contain language expressly reserving for Hartford Life the right to restrict abusive trading activities and to revoke the exchange privileges of abusive traders. These contracts are no longer sold by Hartford Life, but holders of these contracts remain invested in Hartford Life's separate accounts, which in turn invest in shares of the funds.

COLI Products. With respect to COLI products offering investments in Hartford Life's Separate Accounts that participate in the funds, Hartford Life imposes numeric restrictions on the frequency with which a contract holder may reallocate investment options. These restrictions vary by contract from four reallocations per contract year to those that permit twelve reallocations per contract year. In 2005, none of the COLI contract holders exceeded their respective reallocation limit.

Group Annuity Products. With respect to group annuity products offering investments in Hartford Life's Separate Accounts that invest in shares of the funds, Hartford Life serves as third-party administrator for the groups and, as such, has access to information concerning individual trading activity. Each group, however, maintains plan documents that govern the rights and obligations of plan participants and, accordingly, limits the ability of Hartford Life to restrict individual trading activity. Hartford Life is using reasonable efforts to work with plan sponsors to modify administrative services agreements between Hartford Life and the plans, as well as plan documents, in ways to enable Hartford Life to impose abusive trading restrictions that are reasonably designed to be as effective as those set forth above for individual variable annuity and variable life policyholders. Nonetheless, Hartford Life's ability to identify and deter frequent purchases and redemptions through omnibus accounts is limited, and success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the third-party administrators and plan sponsors.

Omnibus Accounts Participating Directly in the Funds. Unlike the Group Annuity context discussed above, Hartford Life does not serve as a third-party administrator with respect to the omnibus accounts participating directly in the funds. Because Hartford Life receives orders from these omnibus accounts on an aggregated basis, Hartford Life is substantially limited in its ability to identify or deter Excessive Traders or other abusive traders. Most omnibus accounts that participate directly in the funds offer no more than one of the funds to their plan participants and, at present, none offers more than three funds. Under these circumstances, Hartford Life is not in a position to require the third-party administrators and plan sponsors for these accounts to institute specific trade restrictions that are unique to the funds. Hartford Life does, however, use reasonable efforts to work with the third-party administrators or plan sponsors to establish and maintain reasonable internal controls and procedures for limiting exchange activity in a manner that is consistent with the funds' prospectus disclosure and reasonably designed to ensure compliance with applicable rules relating to customer order handling and abusive trading practices. Nonetheless, Hartford Life's ability to identify and deter frequent purchases and redemptions through omnibus accounts is limited, and success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the third-party administrators and plan sponsors.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds' shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities will be a part of the funds' defenses against harmful excessive trading in fund shares. For additional information concerning the funds' fair-value procedures, please refer to "Determination of Net Asset Value" found earlier in the prospectus.

FEDERAL INCOME TAXES

For federal income tax purposes, each fund is treated as a separate taxpayer. Each fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, as amended. By so qualifying, a fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the Accounts or Plans. Further, each fund intends to meet certain diversification requirements applicable to mutual funds underlying variable contracts.

Under current law, Plan participants and owners of variable contracts which have invested in a fund are not subject to federal income tax on fund earnings and distributions or on gains realized upon the sale or redemption of fund shares until such amounts are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable contracts, see the prospectus or other disclosure document for such contract.

For more information about the tax status of the funds, see "Taxes" in the SAI.

VARIABLE CONTRACT OWNER VOTING RIGHTS

With regard to fund matters for which the 1940 Act requires a shareholder vote, shares held by the Accounts are generally voted in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote. With respect to a fund that is an investment portfolio of Hartford Series Fund, Inc. or Hartford HLS Series Fund II, Inc., votes are counted on an aggregate basis for such corporate entity except as to matters where the interests of funds differ (such as approval of an investment management agreement or a change in a fund's fundamental investment policies). In such cases, the voting is on a fund-by-fund basis. Matters that affect only one class of shares of a fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class of the fund. Fractional shares are counted. Shares held by an Account for which no instructions are received are generally voted for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received.

PLAN PARTICIPANT VOTING RIGHTS

With regard to fund matters for which the 1940 Act requires a shareholder vote, Plan trustees generally vote fund shares held by their Plans either in their own discretion or in accordance with instructions from Plan participants.

PERFORMANCE RELATED INFORMATION

The funds may advertise performance related information. Performance information about a fund is based on the fund's past performance only and is no indication of future performance.

Each fund may include its total return in advertisements or other sales material. When a fund advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant period if the fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions).

The funds are offered exclusively through variable insurance products and to certain qualified retirement plans. Performance information presented for the funds should not be compared directly with performance information of other insurance products or retirement plans without taking into account charges and expenses payable with respect to these insurance products or retirement plans. Such charges and expenses are not reflected in the funds' performance information and will reduce an investor's return under the insurance products or retirement plans.

DISTRIBUTOR, CUSTODIAN AND TRANSFER AGENT

Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, CT 06089, serves as distributor to the funds.

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian of each fund's assets.

Hartford Investor Services Company, LLC, 200 Hopmeadow Street, Simsbury, CT 06089, serves as Transfer and Dividend Disbursing Agent for the funds.

FINANCIAL HIGHLIGHTS

The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2002 through December 31, 2005 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request. The information for the period ended December 31, 2001 has been audited by the funds' former independent registered public accounting firm. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance.

HARTFORD GLOBAL ADVISERS HLS FUND

                                                                   CLASS IA - PERIODS ENDED:
                                                    12/31/05     12/31/04     12/31/03  12/31/02   12/31/01
                                                    --------     --------     --------  --------   --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)             $  12.53     $  11.15     $   9.16  $  10.07   $  11.49
Net investment income (loss)(a)                         0.21         0.19         0.12     (0.50)      0.23
Net realized and unrealized gain (loss)
   on investments (a)                                   0.20         1.19         1.95     (0.41)     (0.94)
                                                    --------     --------     --------  --------   --------
Total from investment operations(a)                     0.41         1.38         2.07     (0.91)     (0.71)
Less distributions:
   Dividends from net investment income (a)            (0.46)          --        (0.08)       --      (0.08)
   Dividends in excess of net investment income(a)        --           --           --        --         --
   Distributions from net realized gain on
   investments(a)                                         --           --           --        --      (0.63)
   Distributions from capital(a)                          --           --           --        --         --
                                                    --------     --------     --------  --------   --------
Total distributions(a)                                 (0.46)          --        (0.08)       --      (0.71)
                                                    --------     --------     --------  --------   --------
Net increase (decrease in net asset) value(a)          (0.05)        1.38         1.99     (0.91)     (1.42)
Net asset value, end of period(a)                   $  12.48     $  12.53     $  11.15  $   9.16   $  10.07
                                                    ========     ========     ========  ========   ========
TOTAL RETURN(b)                                         3.37%       12.38%       22.26%    (8.95%)    (6.25%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $332,169     $362,757     $312,492  $269,329   $331,784
Ratio of expenses to average net assets(c)              0.83%(d)     0.84%(d)     0.84%     0.83%      0.86%
Ratio of net investment income (loss) to average
   net assets                                           1.59%        1.27%        1.26%     2.05%      2.21%
Portfolio turnover rate(e)                               502%         511%         452%      288%       346%

(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(c)  Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.77% for the period ended December 31, 2005 and 0.78% for the period ended December 31, 2004.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD GROWTH HLS FUND

                                                          CLASS IA - PERIODS ENDED:

                                                                                       4/30/02-
                                             12/31/05      12/31/04      12/31/03    12/31/02(a)
                                             --------      --------      --------    -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period         $  12.47      $  11.66      $   8.66    $ 10.00
Net investment income (loss)                     0.02          0.01         (0.01)        --
Net realized and unrealized gain (loss)
   on investments                                0.53          1.39          2.85      (1.34)
                                             --------      --------      --------    -------
Total from investment operations                 0.55          1.40          2.84      (1.34)
Less distributions:
   Dividends from net investment income            --            --            --         --
   Distributions from net realized gain
      on investments                            (0.48)        (0.09)        (0.34)        --
   Distributions from capital                      --            --            --         --
                                             --------      --------      --------    -------
Total distributions                             (0.48)        (0.09)        (0.34)        --
                                             --------      --------      --------    -------
Net increase (decrease) in net asset
   value                                         0.07          1.31          2.50      (1.34)
Net asset value, end of period               $  12.54      $  12.47      $  11.16    $  8.66
                                             ========      ========      ========    =======
TOTAL RETURN(b)                                  4.67%        12.49%        32.81%    (13.43%)(c)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)     $345,558      $249,473      $127,944    $13,452
Ratio of expenses to average net assets(d)       0.84%(e)      0.86%(e)      0.88%      0.99%(f)
Ratio of net investment income (loss)to
   average net assets                            0.02%         0.09%        (0.20%)    (0.01%)f
Portfolio turnover rate(g)                         76%           79%          111%        76%

(a)  The fund commenced operations on April 30, 2002

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(c)  Not annualized.

(d)  Ratios do not reflect reductions for expense offsets.

(e) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.82% for the period ended December 31, 2005 and 0.83% for the period ended December 31, 2004.

(f)  Annualized.

(g) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD GROWTH OPPORTUNITIES HLS FUND

                                                      CLASS IA - PERIODS ENDED:

                                    12/31/05       12/31/04      12/31/03    12/31/02    12/31/01
                                   ----------      --------      --------    --------    --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
   period                          $    27.63      $  23.57      $  16.40    $  22.66    $  40.66
Net investment income (loss)             0.12          0.05         (0.01)      (0.03)         --
Net realized and unrealized
   gain (loss) on investments            4.36          4.01          7.18       (6.23)      (9.21)
                                   ----------      --------      --------    --------    --------
Total from investment operations         4.48          4.06          7.17       (6.26)      (9.21)
Less distributions:
   Dividends from net investment
      income                            (0.06)           --            --          --          --
   Distributions from net
      realized  gain on
      investments                       (1.98)           --            --          --       (8.79)
   Distributions from capital              --            --            --          --          --
                                   ----------      --------      --------    --------    --------
Total distributions                     (2.04)           --            --          --       (8.79)
                                   ----------      --------      --------    --------    --------
Net increase (decrease) in net
   asset value                           2.44          4.06          7.17       (6.26)     (18.00)
Net asset value, end of period     $    30.07      $  27.63      $  23.57    $  16.40    $  22.66
                                   ==========      ========      ========    ========    ========
TOTAL RETURN(a)                         16.31%        17.18%        43.79%     (27.65%)    (22.85%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period          $1,012,774      $848,674      $696,900    $478,045    $755,068
   (in thousands)
Ratio of expenses to average net
   assets(b)                             0.64%(c)      0.63%(c)      0.64%       0.66%       0.65%
Ratio of net investment income
   (loss) to average net assets          0.33%         0.23%        (0.05%)     (0.16%)     (0.01%)
Portfolio turnover rate(d)                140%          137%          145%        189%        228%

(a) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(b)  Ratios do not reflect reductions for expense offsets.

(c) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.58% for the period ended December 31, 2005 and 0.57% for the period ended December 31, 2004.

(d) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND

                                                      CLASS IA - PERIODS ENDED:

                                                                                        4/30/01-
                                    12/31/05      12/31/04      12/31/03   12/31/02   12/31/01(a)
                                    --------      --------      --------   --------   -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning  of
   period(b)                        $  12.45      $  10.20      $  7.09    $  8.59    $ 10.00
Net investment income (loss)(b)         0.11          0.05           --       0.03       0.01
Net realized and unrealized gain
   (loss) on investments(b)             0.60          2.44         3.61      (1.51)     (1.41)
                                    --------      --------      -------    -------    -------
Total from investment
   operations(b)                        0.71          2.49         3.61      (1.48)     (1.40)
Less distributions:
   Dividends from net investment
      income(b)                        (0.10)           --           --      (0.02)     (0.01)
   Distributions from net
      realized gain on
      investments(b)                   (0.58)        (0.24)       (0.50)        --         --
   Distributions from capital(b)          --            --           --         --         --
                                    --------      --------      -------    -------    -------
Total distributions(b)                 (0.68)        (0.24)       (0.50)     (0.02)     (0.01)
                                    --------      --------      -------    -------    -------
Net increase (decrease) in net
   asset value(b)                       0.03          2.25         3.11      (1.50)     (1.41)
Net asset value, end of period(b)   $  12.48      $  12.45      $ 10.20    $  7.09    $  8.59
                                    ========      ========      =======    =======    =======
TOTAL RETURN(c)                         6.16%        24.72%       51.02%    (17.21%)   (13.98%)(d)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
   thousands)                       $370,555      $208,703      $67,147    $21,368    $ 9,969
Ratio of expenses to average net
   assets(e)                            0.93%(f)      0.97%(f)     1.01%      1.26%      1.00%(g)
Ratio of net investment income
   (loss) to average net assets         1.05%         0.86%        0.23%      0.59%      0.42%(g)
Portfolio turnover rate(h)               179%          215%         244%       285%       191%

(a) The fund was declared effective by the Securities and Exchange Commission on April 30, 2001.

(b) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(c) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(d)  Not annualized.

(e)  Ratios do not reflect reductions for expense offsets.

(f) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.86% for the period ended December 31, 2005 and 0.89% for the period ended December 31, 2004.

(g)  Annualized.

(h) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD LARGECAP GROWTH HLS FUND

                                                     CLASS IA - PERIODS ENDED:

                                    12/31/05       12/31/04     12/31/03   12/31/02   12/31/01
                                    --------       --------     --------   --------   --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
   period                           $  9.58        $  8.59      $  6.96    $ 10.09    $ 11.86
Net investment income (loss)           0.02           0.06           --      (0.02)     (0.01)
Net realized and unrealized gain
   (loss) on investments               0.07           0.93         1.63      (3.11)     (1.76)
                                    -------        -------      -------    -------    -------
Total from investment operations       0.09           0.99         1.63      (3.13)     (1.77)
Less distributions:
   Dividends from net investment
      income                          (0.08)            --           --         --         --
   Distributions from net
      realized gain on
      investments                        --             --           --         --         --
   Distributions from capital            --             --           --         --         --
                                    -------        -------      -------    -------    -------
Total distributions                   (0.08)            --           --         --         --
                                    -------        -------      -------    -------    -------
Net increase (decrease) in net
   asset value                         0.01           0.99         1.63      (3.13)     (1.77)
Net asset value, end of period      $  9.59        $  9.58      $  8.59    $  6.96    $ 10.09
                                    =======        =======      =======    =======    =======
TOTAL RETURN(a)                        0.99%         11.54%       23.42%    (31.04%)   (14.89%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
   thousands)                       $69,136        $59,766      $58,670    $51,944    $86,475
Ratio of expenses to
   average net assets(b)               0.86%(c,d)     0.96%(c)     0.93%      0.95%      0.95%
Ratio of net investment income
   (loss) to average net assets        0.33%          0.70%        0.05%     (0.19%)    (0.11%)
Portfolio turnover rate(e)               34%            30%         121%        44%        77%

(a) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(b)  Ratios do not reflect reductions for expense offsets.

(c) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.86% for the period ended December 31, 2005 and 0.96% for the period ended December 31, 2004.

(d) During this time period, the fund's investment manager voluntarily agreed to waive 0.20% of the management fees. Without this waiver, the ratio of expenses to average net assets would have been higher.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD SMALLCAP GROWTH HLS FUND

                                                                       CLASS IA - PERIODS ENDED:

                                                    12/31/05      12/31/04      12/31/03    12/31/02    12/31/01
                                                    --------      --------      --------    --------    --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                $  20.26      $  17.55      $  11.70    $  16.44    $  23.73
Net investment income (loss)                            0.09          0.04            --       (0.02)         --
Net realized and unrealized gain (loss) on
   investments                                          2.13          2.67          5.85       (4.72)      (4.91)
                                                    --------      --------      --------    --------    --------
Total from investment operations                        2.22          2.71          5.85       (4.74)      (4.91)
Less distributions:
   Dividends from net investment income                (0.08)           --            --          --          --
   Distributions from net realized gain on
      investments                                      (1.22)           --            --          --       (2.38)
   Distributions from capital                          (0.30)           --            --          --          --
                                                    --------      --------      --------    --------    --------
Total distributions                                    (1.60)           --            --          --       (2.38)
                                                    --------      --------      --------    --------    --------
Net increase (decrease) in net asset value              0.62          2.71          5.85       (4.74)      (7.29)
Net asset value, end of period                      $  20.88      $  20.26      $  17.55    $  11.70    $  16.44
                                                    ========      ========      ========    ========    ========
TOTAL RETURN(a)                                        11.02%        15.43%        50.06%     (28.83%)    (20.18%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $704,168      $503,717      $346,380    $184,062    $272,272
Ratio of expenses to average net assets(b)              0.63%(c)      0.64%(c)      0.66%       0.69%       0.68%
Ratio of net investment income (loss) to average
   net assets                                           0.20%         0.27%        (0.01%)     (0.18%)     (0.02%)
Portfolio turnover rate(d)                                77%           88%          101%         99%        164%

(a) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(b)  Ratios do not reflect reductions for expense offsets.

(c) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.62% for the period ended December 31, 2005 and 0.63% for the period ended December 31, 2004.

(d) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD TOTAL RETURN BOND HLS FUND

                                                                         CLASS IA - PERIODS ENDED:

                                                    12/31/05        12/31/04        12/31/03     12/31/02     12/31/01
                                                   ----------      ----------      ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)            $    11.94      $    12.32      $    11.95   $    11.46   $    11.08
Net investment income (loss)(a)                          0.44            0.40            0.36         0.56         0.46
Net realized and unrealized gain (loss) on
   investments(a)                                       (0.14)           0.12            0.57        (0.01)        0.48
                                                   ----------      ----------      ----------   ----------   ----------
Total from investment operations(a)                      0.30            0.52            0.93         0.55         0.94
Less distributions:
   Dividends from net investment income(a)              (0.88)          (0.58)          (0.50)       (0.05)       (0.56)
   Distributions from net realized gain on
      investments(a)                                    (0.09)          (0.32)          (0.06)       (0.01)          --
   Distributions from capital(a)                           --             --               --           --           --
                                                   ----------      ----------      ----------   ----------   ----------
Total distributions(a)                                  (0.97)          (0.90)          (0.56)       (0.06)       (0.56)
                                                   ----------      ----------      ----------   ----------   ----------
Net increase (decrease) in net asset value(a)           (0.67)          (0.38)           0.37         0.49         0.38
Net asset value, end of period(a)                  $    11.27      $    11.94      $    12.32   $    11.95   $    11.46
                                                   ==========      ==========      ==========   ==========   ==========
TOTAL RETURN(b)                                          2.45%           4.62%           7.85%       10.08%        8.68%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)           $2,745,115      $2,507,019      $2,332,343   $2,145,266   $1,549,698
Ratio of expenses to average net assets(c)               0.50%(d)        0.50%(d)        0.50%        0.51%        0.51%
Ratio of net investment income (loss) to average
   net assets                                            4.09%           3.72%           3.74%        5.58%        5.87%
Portfolio turnover rate(e)                                190%            164%            215%         108%         185%
Current Yield(f)                                         4.53%           3.84%           3.90%        5.01%        5.74%

(a) For the periods ended December 31, 2001 and December 31, 2002, per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

(b) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(c)  Ratios do not reflect reductions for expense offsets.

(d) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.50% for the period ended December 31, 2005 and 0.50% for the period ended December 31, 2004.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(f) The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. This figure has not been audited.

HARTFORD VALUE OPPORTUNITIES HLS FUND

                                                                   CLASS IA - PERIODS ENDED:

                                                    12/31/05      12/31/04      12/31/03   12/31/02   12/31/01
                                                    --------      --------      --------   --------   --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                $  18.16      $  15.33      $  10.86   $  14.83   $  17.38
Net investment income (loss)                            0.14          0.13          0.06       0.07       0.08
Net realized and unrealized gain (loss) on
   investments                                          1.34          2.75          4.48      (3.68)     (0.48)
                                                    --------      --------      --------   --------   --------
Total from investment operations                        1.48          2.88          4.54      (3.61)     (0.40)
Less distributions:
   Dividends from net investment income                (0.26)        (0.05)        (0.07)     (0.09)     (0.11)
   Distributions from net realized gain on
      investments                                      (0.45)           --            --      (0.27)     (2.04)
Distributions from capital                                --            --            --         --         --
                                                    --------      --------      --------   --------   --------
Total distributions                                    (0.71)       ( 0.05)        (0.07)     (0.36)     (2.15)
                                                    --------      --------      --------   --------   --------
Net increase (decrease) in net asset value              0.77          2.83          4.47      (3.97)     (2.55)
Net asset value, end of period                      $  18.93      $  18.16      $  15.33   $  10.86   $  14.83
                                                    ========      ========      ========   ========   ========
TOTAL RETURN(a)                                        8.32%        18.87%        41.87%    (24.95%)    (2.55%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $390,113      $259,593      $156,879   $ 88,793   $130,567
Ratio of expenses to average net assets(b)              0.65%(c)      0.67%(c)      0.71%      0.73%      0.73%
Ratio of net investment income (loss) to average
   net assets                                           1.05%         1.10%         0.62%      0.60%      0.68%
Portfolio turnover rate(d)                                52%           80%           48%        67%       147%

(a) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(b)  Ratios do not reflect reductions for expense offsets.

(c) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.64% for the period ended December 31, 2005 and 0.66% for the period ended December 31, 2004.

(d) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

                         PRIVACY POLICY AND PRACTICES OF
         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES
                        (herein called "we, our, and us")

         A) THIS PRIVACY POLICY APPLIES TO OUR UNITED STATES OPERATIONS

We value your trust. We are committed to the responsible:

b)  management;

c)  use; and

d)  protection;

of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:

a)  service your TRANSACTIONS with us; and

b)  support our business functions.

We may obtain PERSONAL INFORMATION from:

a)  YOU;

b)  your TRANSACTIONS with us; and

c)  third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:

a)  your name;

b)  your address;

c)  your income;

d)  your payment; or

e)  your credit history;

may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:

a)  our insurance companies;

b)  our employee agents;

c)  our brokerage firms; and

d)  our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:

a)  market our products; or

b)  market our services;

to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:

a)  independent agents;

b)  brokerage firms;

c)  insurance companies;

d)  administrators; and

e)  service providers;

who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:

a)  taking surveys;

b)  marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:

a)  "opt-out;" or

b)  "opt-in;"

as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:

a)  your proper written authorization; or

b)  as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:

a)  underwriting policies;

b)  paying claims;

c)  developing new products; or

d)  advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a)  the confidentiality; and

b)  the integrity of;

PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.


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Some techniques we use to protect PERSONAL INFORMATION include:

a)  secured files;

b)  user authentication;

c)  encryption;

d)  firewall technology; and

e)  the use of detection software.

We are responsible for and must:

a)  identify information to be protected;

b)  provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

AS USED IN THIS PRIVACY NOTICE:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:
a)  credit history;

b)  income;

c)  financial benefits; or

d)  policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:

a)  your medical records; or

b)  information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:

a)  PERSONAL FINANCIAL INFORMATION; and

b)  PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:

a)  your APPLICATION;

b)  your request for us to pay a claim; and

c)  your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:

a)  asking about;

b)  applying for; or

c)  obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; First State Insurance Company; Hart Life Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Group Insurance Company, Hartford Lloyd's Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Specialty Insurance Services of Texas, LLC; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HL Investment Advisors, LLC; Hartford Life Private Placement, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Planco Financial Services, LLC; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, LLC.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.


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                                                            FOR MORE INFORMATION

Two documents are available that offer further information on the Hartford HLS
Funds:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semiannual reports. In the fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the funds.

A current SAI and financial statements from the annual report for the fiscal year ended December 31, 2005 have been filed with the SEC and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semiannual reports free of charge, on the funds' website at www.hartfordinvestor.com.

To request a free copy of the current annual/semiannual report for a fund and/or the SAI or for other information about the funds, please contact the funds at:

BY MAIL:

Hartford HLS Funds
c/o Individual Annuity Services
P.O. Box 5085
Hartford, CT 06102-5085

BY PHONE:

1-800-862-6668

ON THE INTERNET:

www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-551-8090.

BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:

INTERNET:

(on the EDGAR Database on the SEC's internet site) www.sec.gov

E-MAIL:

publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:

Hartford Series Fund, Inc.          811-08629
Hartford HLS Series Fund II, Inc.   811-04615